                                                      '33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

Post-Effective Amendment No. 77                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 78                                                     [X]

                        (Check appropriate box or boxes)

                              GARTMORE MUTUAL FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300

                                            Send Copies of Communications to:

ALLAN J. OSTER, ESQ.                        MS. BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000                 STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428            2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)     PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on [date] pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on [date] pursuant to paragraph (a)(1)

     [X]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ]  This  post-effective  amendment  designated a new effective date for a previously filed post-effective amendment.

This  Post-Effective  Amendment relates only to the Gartmore Optimal Allocations
Fund:  Defensive.  No other  information  relating  to any  other  series of the
Registrant is amended or superseded hereby.

Optimal Allocations Series

Gartmore Optimal Allocations Fund: Defensive

Fund Prospectus

___________, 2006

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

                                Table of Contents

Section 1:  Fund Summary and Performance
            Gartmore Optimal Allocations Fund:  Defensive

Section 2:  Fund Details
            Additional  Information about Investments,  Investment  Techniques and Risks

Section 3:  Fund Management
            Investment Adviser
            Multi-Manager Structure
            Portfolio Management

Section 4:  Investing with Gartmore
            Choosing a Share Class
            Sales Charges and Fees
            Revenue Sharing
            Contacting Gartmore Funds
            Buying Shares
            Valuation of Shares
            Customer Identification Information
            Exchanging Shares
            Automatic Withdrawal Program
            Selling Shares
            Excessive or Short-Term Trading
            Exchange and Redemption Fees

Section 5:  Distributions and Taxes
            Distributions and Capital Gains
            Selling and Exchanging Shares
            Other Tax Jurisdictions
            Tax Status for Retirement Plans and Other Tax-Deferred Accounts
            Backup Withholding

Section 6:  Financial Highlights

Appendix:   Description of Underlying Funds

Introduction to the Gartmore Optimal Allocations Funds

This Prospectus  provides  information  about the Gartmore  Optimal  Allocations
Fund: Defensive ("Defensive Fund" or "Fund"), the shares of which are offered by
Gartmore  Mutual  Funds  (the  "Trust").  The  Defensive  Fund  is one  of  five portfolios of the Gartmore Optimal  Allocations Funds ("Optimal  Funds"),  which are  designed to provide  broadly  diversified  investment  options  that may be appropriate  for a range of  investor  goals.  Each  Optimal  Fund is a "fund of funds" that invests primarily in a collection of other mutual funds representing a variety of asset classes.

The  Defensive  Fund is primarily  intended to provide a solution for  investors seeking:

o to achieve their financial objectives through a professionally developed asset allocation program.

o to maximize long-term total returns at acceptable levels of risk through broad diversification among several asset classes.

A Note about Share Classes
The Defensive Fund has six different share  classes--Class  A, Class B, Class C,
Class R, Institutional  Service Class and Institutional  Class. An investment in any share class of the  Defensive  Fund  represents  an  investment  in the same assets of the Defensive Fund. However,  the fees, sales charges and expenses for each share class are  different.  The  different  share  classes  simply let you choose the cost  structure  that is right for you. The fees and expenses for the
Defensive Fund are set forth in the Fund Summary.

Although the Defensive Fund is currently managed by Gartmore Mutual Fund Capital
Trust (the "Adviser"),  and the Adviser intends to manage the Defensive Fund for the  foreseeable  future,  the  Defensive  Fund  may  employ  a  "multi-manager"
structure,  which means that the Adviser,  as the  Defensive  Fund's  investment adviser, may hire, replace or terminate one or more subadvisers,  not affiliated with the Adviser,  for the  Defensive  Fund without  shareholder  approval.  The
Adviser  believes that this structure  gives it increased  flexibility to manage the Defensive  Fund in your best interest and to operate the Defensive Fund more efficiently.  See Section 3, Fund Management:  Multi-Manager  Structure for more information.

Section  1  Gartmore  Optimal  Allocations  Fund:  Defensive  Fund  Summary  and
Performance

Investment Objective

The Defensive Fund seeks to maximize total  investment  return for a given level of risk.

Principal Strategies

The  Optimal   Funds  aim  to  provide   diversification   across   major  asset
classes--U.S.  stocks,  international stocks, bonds,  short-term investments and specialty  assets--by  investing in a professionally  selected mix of underlying mutual  funds  offered  by the  Gartmore  Mutual  Funds  as  well as one or more
unaffiliated   mutual  funds  (each,  an  "Underlying   Fund"  or  collectively,
"Underlying  Funds").  Depending  on its target risk level,  each  Optimal  Fund invests different amounts in these asset classes and underlying mutual funds.

Gartmore Optimal Allocations Fund: Defensive

The  Defensive  Fund pursues its  objective  by seeking to provide  maximum real return  while  preserving  capital.  "Real  return"  means the  amount of return realized  on an  investment  when  adjusted  for  inflation  or  deflation.  The
Defensive  Fund's  allocation  is weighted  towards  investments  in  "Specialty
Assets," which typically consist of Underlying Funds that invest in a particular
market  sector  or  investment  strategy,   as  well  as  bonds  and  short-term
investments  to add income and reduce  volatility.  Specialty  Assets consist of stocks in most instances,  but also may include  convertible bonds or high-yield bonds.  The  Defensive  Fund may be  appropriate  for investors who have a lower
tolerance  for  risk  than  more  aggressive   investors  and  who  are  seeking
sustainable  real returns as a hedge against  possible  economic  deterioration, including inflation, deflation or rising interest rates.

The Defensive Fund is generally not  appropriate for  conservative  investors or those with a short investment time horizon.

The  Defensive  Fund invests in underlying  mutual funds that are  predominantly actively managed, primarily by the Defensive Fund's investment adviser, Gartmore
Mutual Fund Capital Trust (the "Adviser"),  or its affiliates.  These Underlying
Funds invest  directly in a wide range of securities  in various asset  classes.
You could invest in an Underlying  Fund  directly;  however,  the Defensive Fund offers the added benefits of professional  asset allocation and an extra measure of diversification.

The Defensive Fund has an initial target  allocation  range for its chosen asset classes.  The Optimal Funds' portfolio manager  establishes an actual allocation for each Optimal Fund and, on a quarterly  basis,  adjusts  each  allocation  as appropriate based on market movements and other economic factors.

Listed below are the asset classes in which the Defensive  Fund may invest,  the
Underlying  Funds  available  for  allocation  within each asset class,  and the target  allocation  ranges for the  Defensive  Fund.  In the short term,  actual allocations may vary from the target;  however,  the investment  strategy should approximate the target allocation over longer investment periods.  The Defensive
Fund does not  necessarily  invest in every asset class or all of the Underlying
Funds. The Defensive Fund may also invest in other  non-affiliated  mutual funds chosen to complement  the  Underlying  Funds listed here. The Adviser may change the specified  Underlying  Funds and the allocations to Underlying  Funds at any time.

ASSET CLASSES AND UNDERLYING FUNDS*                      TARGET ALLOCATION
                                                         RANGES

SPECIALTY ASSETS
                                                          __% -- __%
(Consists of Underlying Funds that invest in a
particular market sector or investment strategy.
In most cases, Specialty Assets represent
investments in stocks.)

Gartmore Convertible Fund
Gartmore Global Natural Resources Fund
Gartmore Hedged Core Equity Fund
Gartmore U.S. Growth Leaders Long-Short Fund
Unaffiliated real estate fund

BONDS and SHORT-TERM INVESTMENTS
                                                          __% -- __%
Gartmore Bond Index Fund
Gartmore High Yield Bond Fund
Gartmore Short Duration Bond Fund
Gartmore Enhanced Income Fund
Gartmore Money Market Fund

* For a summary of  information  about the  Underlying  Funds,  including  their investment objectives and principal strategies, see the Appendix.

Principal Risks

The  Defensive  Fund  cannot  guarantee  that it  will  achieve  its  investment objective.

As with any fund, the value of the Defensive Fund's investments--and  therefore, the value of the Defensive Fund's shares--may fluctuate. These changes may occur because of the following risks:

Risks Applicable to the Defensive Fund

Asset  allocation  risk - Each Optimal  Fund is subject to different  levels and combinations  of risk,  based on its actual  allocation  among the various asset classes and  Underlying  Funds.  Each  Optimal  Fund will be affected to varying degrees by stock and bond market risks, among others. The Defensive Fund invests a significant  proportion of its assets in Specialty  Assets,  which may involve riskier types of securities or investment strategies than those offered by other asset  classes.  The  potential  impact of the risks  related to an asset  class depends on the size of the Fund's investment allocation to it.

Performance risk - The Defensive Fund's investment  performance is directly tied to the performance of the Underlying  Funds in which it invests.  If one or more of the Underlying  Funds fails to meet its investment  objective,  the Defensive
Fund's performance could be negatively affected.  There can be no assurance that the Defensive Fund or any Underlying Fund will achieve its investment objective.

Risks of Underlying Funds

The  following  are  risks   applicable  to  the  Underlying   Funds  and  their
corresponding asset classes.

Risks Associated with Stocks

Stock market risk - refers to the possibility that an Underlying Fund could lose value if the individual  stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks
and  overall  stock  markets  may  experience   short-term   volatility   (price
fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o corporate earnings;
o production;
o management;
o sales; and
o market trends,  including investor demand for a particular type of stock, such as growth or value stocks,  small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous  factors,  including  interest rates, the outlook for corporate  profits,  the health of the national and world economies, national and world social and political  events,  and the  fluctuation  of other stock markets around the world.

Mid-cap and small-cap  risk - Investments  in small and mid-sized  companies may involve  greater risk than  investments in larger,  more  established  companies because  their stocks are usually  less stable in price and less liquid.  To the extent an Underlying  Fund invests in stocks of small and  mid-sized  companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology  industries may be especially  subject to abrupt or erratic price movements.

Concentration  risk - the risk that  investing in a select  group of  securities could  subject an  Underlying  Fund to greater  risk of loss and could cause its returns to be significantly  more volatile than  broad-based  market indices and other more  diversified  mutual funds due to the market movement of a particular industry or industries.  Some of the Underlying  Funds may invest 25% or more of their total assets in a group of companies in one or more industry groups.

To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be
especially susceptible to factors affecting those industries, including:

o government regulation,
o economic cycles,
o rapid change in products or services, or
o competitive pressures.

REIT and real estate risk - involves the risks that are  associated  with direct ownership  of real  estate and with the real estate  industry in general.  These risks include  possible  declines in the value of real estate,  possible lack of availability of mortgage funds,  and unexpected  vacancies of properties.  REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying  Fund invests in REITs,  the Underlying Fund may be subject to these risks.

Short-sales  risk - An Underlying  Fund may sell a security that it does not own in the hope of buying the same  security at a later date at a lower  price.  The
Underlying  Fund is required  to borrow the  security to deliver it to the buyer and is  obligated  to return the  security to the lender at a later date.  Short sales involve the risk that the price of the security sold short  increases from the time the security is sold short to the date the  Underlying  Fund  purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying  Fund must pay to the lender of the security.  Likewise,  any gain will be decreased by the amount of premium or interest  the  Underlying  Fund  must pay to the  lender  of the  security.  The
Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the  Underlying  Fund's needs for  immediate cash or other liquidity.

The Underlying Fund's performance may also suffer if it is required to close out a  short  position  earlier  than  it had  intended.  This  would  occur  if the securities  lender  required the  Underlying  Fund to deliver the securities the
Underlying  Fund  borrowed  at  the  commencement  of the  short  sale  and  the
Underlying  Fund was unable to borrow the  securities  from  another  securities lender.

Risks Associated with International Stocks

Foreign securities risk - the risk that foreign securities may be more volatile, harder to price,  and less  liquid  than U.S.  securities.  Foreign  investments involve the following risks in addition to those of U.S. investments:

o political and economic instability,
o the impact of currency exchange rate fluctuations,
o reduced information about issuers,
o higher transaction costs,
o less stringent regulatory and accounting standards, and
o delayed settlement.

Additional  risks  include the  possibility  that a foreign  jurisdiction  might impose or increase  withholding  taxes on income payable with respect to foreign securities and the possible  seizure,  nationalization  or  expropriation of the foreign issuer or foreign  deposits (in which the Underlying Fund could lose its entire  investment  in a certain  market) and the  possible  adoption of foreign governmental restrictions such as exchange controls.

The Defensive Fund may be subject to the additional risks of foreign  securities to the extent that an  Underlying  Fund  invests in foreign  securities.  To the extent that an Underlying Fund invests in countries with emerging  markets,  the foreign  securities  risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

Risks Associated with Bonds and Short-Term Investments

Credit risk - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an  issuer's  financial  condition  changes,  the ratings on the  issuer's  debt securities  may be  lowered,  which  could  negatively  affect the prices of the securities an Underlying Fund owns.

Extension risk - the risk that principal repayments will not occur as quickly as anticipated,  causing the expected  maturity of a security to increase.  Rapidly rising interest rates may cause  prepayments to occur more slowly than expected, thereby  lengthening  the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Inflation  risk - the risk that prices of existing  fixed-rate  debt  securities will decline due to inflation or the threat of inflation. The income produced by these  securities  is worth less when  prices for goods and  services  rise.  To compensate  for this loss of purchasing  power,  the  securities  trade at lower prices.  Inflation also reduces the  purchasing  power of any income you receive from an Underlying Fund.

Interest  rate  risk - the risk  that the  value of debt  securities  held by an
Underlying Fund may decrease when market interest rates rise. In general, prices of debt  securities  decline when interest rates rise and increase when interest rates fall.  Typically,  the longer the  maturity of a debt  security,  the more sensitive the debt security's price will be to interest rate changes.

Lower-rated  securities  risk - refers  to the  possibility  that an  Underlying
Fund's  investments in high-yield  bonds (commonly  referred to as "junk bonds")
and other lower rated securities will subject the Underlying Fund to substantial risk of loss.  Issuers of these  securities are generally  considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade  securities.  Prices of high-yield  securities  tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be  difficult  to  price  or sell,  particularly  in  times of  negative sentiment toward high-yield  securities.  The Underlying  Fund's  investments in lower rated securities may involve the following specific risks:

o greater risk of loss due to default  because of the increased  likelihood that adverse  economic or company  specific events will make the issuer unable to pay interest and/or  principal when due
o wider  price  fluctuations  due to  changing  interest  rates  and/or  adverse economic and business developments
o greater risk of loss due to declining credit quality.

Prepayment risk - the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage-  and  asset-backed  securities  may,  therefore,  repay  principal  in advance.  This forces an  Underlying  Fund to  reinvest  the  proceeds  from the principal  prepayments  at lower  rates,  which  reduces the  Underlying  Fund's income.

In addition,  changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities.  If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage-
or asset-backed  security and that security is prepaid,  the Underlying Fund may not recover the premium, resulting in a capital loss.

Additional Risks that May Affect the Defensive Fund

Derivatives  risk - the  risk  that  the  use  of  derivative  securities  could disproportionately  increase losses and/or reduce  opportunities  for gains when security  prices,  currency rates or interest  rates change in unexpected  ways.
Some Underlying Funds may invest in derivatives,  primarily  futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party in the  derivatives  contract may fail to fulfill that party's obligations;
o the use of  derivatives  may reduce  liquidity  and make the  Underlying  Fund harder to value, especially in declining markets;
o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and
o changes in the value of the derivative  contracts or other hedging instruments may not  match or fully  offset  changes  in the value of the  hedged  portfolio securities,  thereby  failing  to achieve  the  original  purpose  for using the derivatives.

Event risk - the risk that a corporate  event such as a  restructuring,  merger, leveraged  buyout,  takeover,  or  similar  action may cause a decline in market value or credit  quality  of the  corporation's  stocks or bonds due to  factors including  an  unfavorable  market  response  or a  resulting  increase  in  the company's  debt.  Added debt may  significantly  reduce the credit  quality  and market value of a company's bonds.

Portfolio  turnover risk - The managers of some  Underlying  Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial.  A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o increase share price volatility, and
o result in additional tax consequences for Defensive Fund shareholders.

If the value of the Defensive Fund's investments goes down, you may lose money.

Performance

Performance information is not provided because the Defensive Fund did not begin operations as of the date of this prospectus.

Fees and Expenses

This table  describes  the fees and  expenses  that you may pay when  buying and holding  shares of the Defensive  Fund  depending on the share class you select.
This table also reflects the  proportion of the Underlying  Funds'  expenses you may pay  indirectly  through  ownership  of shares of the  Defensive  Fund.  See
"Indirect Annual Underlying Fund Expenses" below.

---------------------------------- ---------- --------- --------- --------- -------------- --------------
Shareholder Fees (paid directly     Class A    Class B   Class C   Class R   Institutional  Institutional
from your investment)(1)             Shares     Shares    Shares    Shares   Service Class  Class Shares
                                                                                Shares
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)       5.75%(2)   None      None      None         None           None
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)      None(3)    5.00%(4)  1.00%(5)  None         None           None
---------------------------------- ---------- --------- --------- --------- -------------- --------------
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Direct Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Management Fees (paid to have
the Fund's investments
professionally managed)             0.15%      0.15%     0.15%     0.15%        0.15%          0.15%
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as well
as certain shareholder servicing
costs)                              0.25%      1.00%     1.00%     0.40%(6)     None           None
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Other Expenses(7)                   0.74%      0.69%     0.69%     0.89%        0.84%          0.69%
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Total Direct Annual Fund
Operating Expenses(8)               1.14%      1.84%     1.84%     1.44%        0.99%          0.84%
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Amount of Fee Waiver/Expense
Reimbursement(9)                    0.59%      0.59%     0.59%     0.59%        0.59%          0.59%
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Total Direct Annual Fund
Operating Expenses (After
Waivers/Reimbursements)             0.55%      1.25%     1.25%     0.85%        0.40%          0.25%
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Acquired Fund (i.e., Indirect
Annual Underlying Fund)
Expenses(10)
---------------------------------- ---------- --------- --------- --------- -------------- --------------
Total Direct and Indirect Annual
Operating Expenses
---------------------------------- ---------- --------- --------- --------- -------------- --------------

(1)  If  you  buy  and  sell  shares   through  a  broker  or  other   financial
     intermediary, the intermediary may charge a separate transaction fee.
(2)  The sales charge on  purchases  of Class A shares is reduced or  eliminated for  purchases  of $50,000 or more.  For more  information,  see Section 4,
     Investing with Gartmore:  Choosing a Share  Class--Reduction  and Waiver of
     Class A Sales Charges.
(3)  A  contingent  deferred  sales  charge  (CDSC) of up to 1.00% will apply to certain  redemptions  of Class A shares if purchased  without sales charges and for which a  finders  fee was  paid.  See  Section  4,  Investing  with
     Gartmore: Choosing a Share Class--Purchasing Class A Shares without a Sales
     Charge.
(4)  A CDSC  beginning at 5% and  declining to 1% is charged if you sell Class B shares within six years after  purchase.  Class B shares convert to Class A shares after you have held them for seven years.  See Section 4,  Investing with Gartmore: Choosing a Share Class--Class B Shares.
(5)  A CDSC of 1% is charged  if you sell  Class C shares  within the first year after  purchase.  See Section 4, Investing with Gartmore:  Choosing a Share
     Class--Class C Shares.
(6)  Pursuant  to the Fund's  Rule 12b-1  Plan,  Class R shares are subject to a maximum  Rule  12b-1 fee of 0.50% of the  average  daily net  assets of the
     Fund's Class R shares,  but such fees will be limited to no more than 0.40%
     during  the  current  fiscal  year.  For more  information  see  Section 4,
     Investing with Gartmore: Sales Charges and Fees.
(7)  "Other Expenses" include  administrative  services fees which currently are estimated  to  be  0.05%,  0.20%  and  0.15%  for  Class  A,  Class  R  and
     Institutional Service Class shares,  respectively,  but which are permitted to be as high as 0.25%. The full 0.25% in  administrative  services fees is not  reflected  in "Other  Expenses" at this time because the Fund does not
     currently  have   administrative   servicing   agreements   with  financial
     intermediaries that charge the full amount permitted.
(8)  Expenses are estimated based on the Fund's projected average net assets for the current fiscal year.
(9)  Gartmore  Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust
     (the "Adviser")  have entered into a written  contract  limiting  operating expenses to 0.25% at least through February 28, 2008 for all share classes.
     This limit excludes  certain Fund expenses  including any taxes,  interest,
     brokerage  fees,   extraordinary  expenses,  Rule  12b-1  fees,  short-sale
     dividend  expenses and  administrative  services fees and may exclude other expenses as well.  The Trust is  authorized  to  reimburse  the Adviser for management  fees previously  waived and/or for expenses  previously paid by the Adviser,  as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.  Any reimbursements to the Adviser must be  within  three  years of the end of the  fiscal  year in which  the
     Adviser made or waived the payment for which it is being reimbursed. If the maximum  amount of Rule 12b-1 fees and  administrative  services  fees were
     charged,    the   "Total   Annual   Fund    Operating    Expenses    (After
     Waivers/Reimbursements)"  could increase to 0.75% for Class A shares, 1.00%
     for Class R shares and 0.50% for Institutional  Service Class shares before the Adviser would be required to further limit the Fund's expenses.
(10) Because the Defensive Fund invests  primarily in other Gartmore Funds,  the
     Defensive Fund is a shareholder of those  Underlying  Funds. The Underlying
     Funds do not  charge  the  Defensive  Fund any sales  charge  for buying or selling  shares.  However,  the Defensive Fund indirectly pays a portion of the Underlying Funds' operating expenses,  including management fees. These expenses are deducted from the  Underlying  Funds before their share prices are  calculated  and are in addition to the fees and expenses  described in the fee table above.  Although actual  indirect  expenses vary depending on how the Defensive Fund's assets are spread among the Underlying Funds, this figure represents the hypothetical  average expense ratio for the Defensive
     Fund,  based on the Defensive  Fund's target  allocation and the Underlying
     Funds' expense ratios for their most-recent  fiscal year (after fee waivers and reimbursements).

Example

This  Example is  intended  to help you  compare  the cost of  investing  in the
Defensive Fund with the cost of investing in other mutual funds.

The Example  assumes that you invest  $10,000 in the Defensive Fund for the time periods  indicated and then sell all of your shares at the end of those periods.
It  assumes a 5%  return  each  year,  no change  in  expenses  and the  expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 year        3 years
Class A shares*
Class B shares
Class C shares
Class R shares
Institutional Service Class shares
Institutional Class shares

*Assumes a CDSC does not apply.

You would pay the following  expenses on the same investment if you did not sell your shares**:

                                        1 year        3 years
Class B shares
Class C shares

**Expenses  paid on the same  investment  in Class A (unless  your  purchase  is subject to a CDSC for a purchase of $1,000,000 or more),  Class R, Institutional
Service Class and Institutional  Class shares do not change,  whether or not you sell your shares.

The  Defensive  Fund does not apply sales  charges on  reinvested  dividends and other  distributions.  If these sales charges (loads) were included,  your costs would be higher.

Section 2 - Fund Details

Additional Information about Investments, Investment Techniques and Risks

Principal  Investment  Strategies  -- The  Defensive  Fund  strives  to  provide shareholders  with a high level of  diversification  across major asset  classes primarily through professionally selected investments in the Underlying Funds.

First, the portfolio manager  determines the Defensive Fund's actual asset class allocations.  The Defensive Fund's portfolio  manager bases this decision on the
Fund's target risk level, the expected return potential of each asset class, the anticipated  risks  or  volatility  of each  asset  class  and  similarities  or differences in the typical  investment  cycle of the various asset  classes.  In making asset allocation  decisions,  the portfolio manager will typically confer
with  Ibbotson  Associates  Advisors  LLC  ("Ibbotson"),   an  asset  allocation
consulting firm, prior to making his decisions.  However,  the portfolio manager
ultimately  has  sole   responsibility  for  determining  the  Defensive  Fund's
allocation and its investments in Underlying Funds.

Second,  once the asset allocation is determined,  the portfolio manager selects the  Underlying  Funds.  In general,  the  Defensive  Fund may not invest in all
Underlying  Funds in a particular  asset class, but instead may select a limited number of Underlying  Funds considered most appropriate for the Defensive Fund's investment  objective and target risk level. In selecting  Underlying Funds, the portfolio  manager  considers  a variety of  factors  in the  context of current economic and market  conditions,  including  the  Underlying  Fund's  investment strategy, risk profile and historical performance.

The potential  rewards and risks  associated  with the Defensive  Fund depend on both the asset class  allocations  and the chosen mix of Underlying  Funds.  The
portfolio  manager   periodically  reviews  asset  allocations  and  continually monitors the mix of Underlying Funds in order to meet the investment  objective, although  there  can be no  guarantee  that the  Defensive  Fund  will  meet its objective.

Temporary  investments - The Defensive  Fund generally will be fully invested in accordance with its objective and  strategies.  However,  pending  investment of cash balances,  or if the Fund's  management  believes that business,  economic, political or financial  conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o short-term U.S. government securities;
o certificates of deposit,  bankers' acceptances,  and interest-bearing  savings deposits of commercial banks;
o prime quality commercial paper;
o repurchase  agreements  covering any of the  securities in which the Defensive
Fund may invest directly; and
o subject to regulatory limits, shares of other investment companies that invest in  securities  in which the  Defensive  Fund may invest.  The use of  temporary investments  prevents the  Defensive  Fund from fully  pursuing  its  investment objective, and the Defensive Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the
Defensive Fund's principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this Prospectus.

The  Defensive  Fund will post its top 10  portfolio  holdings  for its calendar quarter  on the  Trust's  internet  site  at  www.gartmorefunds.com.  The top 10 holdings will be available no earlier than 10 business days after the end of the
Defensive Fund's calendar quarter and will remain until the Defensive Fund files its next quarterly  portfolio holdings report on Form N-CSR or Form N-Q with the
Securities  and Exchange  Commission.  A  description  of the  Defensive  Fund's policies and procedures  regarding the release of portfolio holdings information is available in the Defensive Fund's SAI.

Section 3: Fund Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (the "Adviser"),  located at 1200 River Road,
Suite 1000, Conshohocken, Pennsylvania 19428, is the Defensive Fund's investment adviser.  The Adviser manages the investment of the Defensive  Fund's assets and supervises the daily business  affairs of the Fund. The Adviser was organized in
1999 as an  investment  adviser  for mutual  funds.  The  Adviser is part of the
Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company.

The Adviser  determines the asset allocation for the Defensive Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying  Funds, and also selects and monitors any  non-affiliated  mutual funds held by the Defensive  Fund. For these  services,  the Defensive Fund pays the  Adviser  an annual  management  fee based on the Fund's  average  daily net assets. This is in addition to the indirect fees that the Defensive Fund pays as a shareholder  of the  Underlying  Funds.  The Adviser and the Board of Trustees
concur  that the fees paid to the  Adviser  are for  services in addition to the services provided by the Underlying Funds and do not duplicate those services.

The total  annual  advisory fee that can be paid to the Adviser (as a percentage of the average daily net assets) is 0.15% for the Defensive Fund.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the investment  advisory agreement for the Fund will be available in the Fund's next annual  report to  shareholders,  which will  cover the  period  from the Fund's inception through October 31, 2006.

Portfolio Management

William H. Miller,  Senior Portfolio  Manager,  is the portfolio  manager of the
Defensive  Fund  and  is  responsible  for  the  day-to-day  management  of  the allocation of the Fund's assets among the asset  classes and  Underlying  Funds.
Mr. Miller joined the Adviser in July 1999. He is also the portfolio  manager of the other Optimal Funds as well as the Gartmore Investor  Destinations Funds and the Gartmore GVIT Investor  Destinations  Funds,  other asset  allocation  funds offered by the Adviser.  Mr. Miller was the co-portfolio manager of the Gartmore
Nationwide  Fund and Gartmore GVIT  Nationwide  Fund from  September  2000 until
April 2006.  Prior to joining the  Adviser,  Mr.  Miller was a Senior  Portfolio
Manager at Putnam Investments from 1997 to 1999 and Vice President and Assistant
Portfolio Manager at Delaware Management Company from 1995 to 1997.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation,  other accounts managed by the portfolio manager and the portfolio manager's  ownership  of  securities  in the  Fund(s)  managed by the  portfolio manager, if any.

Multi-Manager Structure

The  Adviser  and the Trust  have  received  an  exemptive  order  from the U.S.
Securities and Exchange Commission for a multi-manager structure that allows the
Adviser  to  hire,  replace  or  terminate  a  subadviser  (excluding  hiring  a subadviser  which is an  affiliate  of the  Adviser)  without  the  approval  of shareholders.  The  order  also  allows  the  Adviser  to  revise a  subadvisory agreement with a non-affiliate  subadviser with the approval of the Trustees but without shareholder approval. Currently, the Fund is managed by the Adviser, but if a new  non-affiliate  subadviser  is hired  for the Fund,  shareholders  will receive  information about the new subadviser within 90 days of the change.  The exemptive  order  allows the Fund  greater  flexibility  enabling  it to operate efficiently.

Should the Adviser hire a  subadviser,  the Adviser  would perform the following oversight and evaluation services to the Fund:

     o    initial due diligence on prospective Fund subadvisers;
     o    monitoring  subadviser  performance,  including  ongoing  analysis and periodic consultations;
     o    communicating   performance   expectations   and  evaluations  to  the
          subadvisers; and
     o    making  recommendations  to the Board of Trustees  regarding  renewal, modification or termination of a subadviser's contract.

The  Adviser  does not expect to  recommend  a  subadviser  for the  foreseeable future.  In the event that the  Adviser  does  recommend  a  subadviser  that is approved by the Board of Trustees, the Adviser will periodically provide written reports  to the Board of  Trustees  regarding  its  evaluation  and  monitoring.
Although  the Adviser  will monitor the  subadviser's  performance,  there is no certainty  that any  subadviser  or the  Defensive  Fund will  obtain  favorable results at any given time.

Section 4: Investing with Gartmore

Choosing a Share Class

Call-out Box for Choosing a Share Class section:
When selecting a share class, you should consider the following:
     o    which share classes are available to you,
     o    how long you expect to own your shares,
     o    how much you intend to invest,
     o    total costs and expenses associated with a particular share class, and
     o    whether you qualify for any reduction or waiver of sales charges.

Your  financial  adviser can help you to decide which share class is best suited to your needs.

The Gartmore  Funds offer several  different  share classes each with  different price and cost  features.  The table below compares Class A, Class B and Class C shares, which are available to all investors.

Class  R,  Institutional  Service  Class  and  Institutional  Class  shares  are
available  only  to  certain  investors.   For  eligible  investors,   Class  R,
Institutional  Service Class shares and  Institutional  Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest,  compare the  features of each share  class,  so that you can choose the class that is right for you. We  describe  each share class in detail on the following pages. Your financial adviser can help you with this decision.

Comparing Class A, Class B and Class C Shares
Classes and Charges                                Points to Consider
Class A Shares
Front-end sales charge up to 5.75%         A front-end sales charge means that a portion
                                           of your initial investment goes toward the
                                           sales charge and is not invested.
Contingent deferred sales charge           Reduction and waivers of sales charges may be
(CDSC)(1)                                  available.
Annual service and/or 12b-1 fee up to      Total annual operating expenses are lower than
0.25%                                      Class B and Class C charges which means higher
Administrative services fee up to 0.25%    dividends and/or NAV per share.

                                           No conversion feature.
                                           No maximum investment amount.
Class B Shares
CDSC up to 5.00%                           No front-end sales charge means your full
                                           investment immediately goes toward buying
                                           shares.
                                           No reduction of CDSC, but waivers may be
                                           available.
                                           The CDSC declines 1% in most years to zero
                                           after six years.
Annual service and/or 12b-1 fee up to      Total annual operating expenses are higher
1.00%                                      than Class A charges which means lower
No administrative services fee             dividends and/or NAV per share.

                                           Automatic conversion to Class A shares after
                                           seven years, which means lower annual expenses
                                           in the future.
                                           Maximum investment amount of $100,000. Larger
                                           investments may be rejected.
Class C Shares
CDSC of 1.00%                              No front-end sales charge means your full
                                           investment immediately goes toward buying
                                           shares.
                                           No reduction of CDSC, but waivers may be
                                           available.
                                           The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee up to      Total annual operating expenses are higher
1.00%                                      than Class A charges which means lower
No administrative services fee             dividends and/or NAV per share.
                                           No conversion feature.
                                           Maximum investment amount of $1,000,000(2).
                                           Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge,  a CDSC of up to 1.00% may be charged on Class A shares  redeemed within
18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.
(2) This limit was calculated based on a one-year holding period.

Class A Shares

Class A  shares  may be most  appropriate  for  investors  who want  lower  fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-end Sales Charges for Class A Shares
------------------- ----------------------------------------- -------------------
                                                               Dealer Commission
                                                                       as
                                                                 Percentage of
                          Sales Charge as a percentage of        Offering Price
------------------- ----------------------------------------- -------------------
                                       Net Amount Invested
Amount of Purchase   Offering Price      (approximately)
------------------- ----------------- ----------------------- -------------------
Less than $50,000         5.75%                  6.10%                5.00%
------------------- ----------------- ----------------------- -------------------
$50,000 to $99,999        4.75                   4.99                 4.00
------------------- ----------------- ----------------------- -------------------
$100,000 to $249,99       3.50                   3.63                 3.00
------------------- ----------------- ----------------------- -------------------
$250,000 to $499,99       2.50                   2.56                 2.00
------------------- ----------------- ----------------------- -------------------
$500,000 to $999,99       2.00                   2.04                 1.75
------------------- ----------------- ----------------------- -------------------
$1 million or more        None                   None                 None*
------------------- ----------------- ----------------------- -------------------
*    Dealer may be eligible for a finders fee as described in "Purchasing  Class
     A Shares without a Sales Charge" below.

Reduction and Waiver of Class A Sales Charges

If you  qualify  for a reduction  or waiver of Class A sales  charges,  you must notify Customer  Service,  your financial  adviser or other  intermediary at the time of purchase and must also provide any  required  evidence  showing that you qualify.  The value of cumulative  quantity  discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is  determined by  multiplying  the number of shares by their current net asset  value.  In order  to  obtain a sales  charge  reduction,  you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase,  with information  regarding shares of the Fund held in other accounts which may be eligible for  aggregation.  Such  information  may include  account statements  or  other  records  regarding  shares  of the  Fund  held in (i) all
accounts  (e.g.,   retirement   accounts)  with  the  Fund  and  your  financial
intermediary;  (ii)  accounts  with other  financial  intermediaries;  and (iii)
accounts in the name of immediate family household  members (spouse and children under 21). You should retain any records  necessary to  substantiate  historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain  this  information.  Otherwise,  you may not receive the  reduction  or waiver.  See  "Reduction of Class A Sales  Charges" and "Waiver of Class A Sales
Charges"  below and  "Reduction  of Class A Sales  Charges" and "Net Asset Value
Purchase Privilege (Class A Shares Only)" in the SAI for more information.  This
information   regarding   breakpoints  is  also  available  free  of  charge  at
www.gartmorefunds.com/invest/salesinformation.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate  front-end sales charges on Class A shares through one or more of these methods:

o    A larger  investment.  The sales  charge  decreases  as the  amount of your investment increases.

o    Rights of  accumulation.  To qualify for the reduced  Class A sales charges that would apply to a larger purchase than you are currently  making (shown in the  table  above),  you and  other  family  members  living at the same address can add the current value of any Class A, Class D, Class B or Class
     C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently  own or are  currently  purchasing  to the value of your  Class A purchase.

o    Insurance proceeds or benefits discount privilege.  If you use the proceeds of an  insurance  policy  issued by any  Nationwide  Insurance  company  to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o    Share repurchase privilege.  If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class  without  paying an  additional sales charge within 30 days of selling shares on which you previously  paid a sales  charge.  (Reinvestment  does not affect the amount of any  capital gains  tax  due.  However,  if you  realize  a loss on your  sale  and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o    Letter of Intent discount. If you declare in writing that you or a group of family  members  living at the same  address  intend to  purchase  at least
     $50,000 in Class A shares  (except the Gartmore Money Market Fund) during a
     13-month period,  your sales charge is based on the total amount you intend to invest.  You are  permitted  to backdate  the letter in order to include purchases  made during the  previous  90 days.  You can also  combine  your purchase of Class A shares with your  purchase of Class D, Class B or Class
     C shares to fulfill your Letter of Intent.  You are not legally required to complete the purchases indicated in your Letter of Intent.  However, if you do not fulfill your Letter of Intent,  additional  sales charges may be due and  shares  in your  account  would be  liquidated  to cover  those  sales charges.

Waiver of Class A Sales Charges

Front-end  sales  charges  on  Class A  shares  are  waived  for  the  following purchasers:

     o    investors  purchasing  shares through an  unaffiliated  brokerage firm that has an agreement with the Gartmore  Distribution  Services,  Inc.
          (the "Distributor") to waive sales charges;
     o    directors,  officers,  full-time employees,  sales representatives and their  employees and investment  advisory  clients of a  broker-dealer that has a dealer/selling agreement with the Distributor;
     o    any investor who pays for shares with  proceeds from sales of Gartmore
          Fund  Class D shares  (Class D shares are  offered  by other  Gartmore
          Funds but not the Fund);
     o    retirement plans;
     o    investment advisory clients of the Adviser,  Gartmore SA Capital Trust and their affiliates; and
     o    directors,  officers, full-time employees (and their spouses, children or immediate  relatives) of sponsor groups that may be affiliated with the Nationwide  Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases  of $1  million  or more of Class A  shares  have no  front-end  sales charge.  You can purchase $1 million or more in Class A shares in one or more of the  funds  offered  by  Gartmore  Mutual  Funds  (including  the  Fund  in this prospectus)  at one time.  Or, you can  utilize the Rights of  Accumulation  and
Letter of Intent Discount as described  above.  However,  a contingent  deferred sales  charge  (CDSC) of up to 1.00%  applies if a "finders  fee" is paid by the
Distributor to your financial adviser or intermediary and you redeem your shares within  18 months of  purchase.  The CDSC  covers  the  finders  fee paid to the selling dealer.

The CDSC also does not apply:

     o    if you are eligible to purchase  Class A shares without a sales charge for another reason; or
     o    to shares acquired  through  reinvestment of dividends or capital gain distributions.

Contingent Deferred Sales Charge on Certain Sales of Class A Shares

-------------- ------------- --------------- ------------
Amount of        $1 million    $4 million    $25 million
Purchase       to $3,999,999 to $24,999,999    or more
-------------- ------------- --------------- ------------
If sold within                    18 months
-------------- ------------------------------------------
Amount of CDSC     1.00%          0.50%         0.25%
-------------- ------------- --------------- ------------

Any CDSC is based on the original  purchase price or the current market value of the shares being sold,  whichever is less. If you sell a portion of your shares, shares that are not  subject to a CDSC are sold  first,  followed by shares that you have owned the longest.  This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a
list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described  above;  however,  the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective  prospectuses.  If you purchase more than one Gartmore Fund and subsequently  redeem  those  shares,  the  amount  of the  CDSC is  based on the specific  combination of Gartmore  Funds  purchased and is  proportional  to the amount you redeem from each Gartmore Fund.

Callout box: Put between Class A and Class B Sections

Waiver of Contingent Deferred Sales Charges
Class A, Class B, and Class C Shares
The CDSC is waived on:
o    the sale of Class A, Class B or Class C shares purchased through reinvested dividends  or  distributions.  However,  a CDSC is charged if you sell your
     Class B or Class C shares  and then  reinvest  the  proceeds  in Class B or
     Class C shares  within  30 days.  The CDSC is  re-deposited  into  your new account;
o    Class B shares which are qualifying redemptions of Class B shares under the
     Automatic Withdrawal Program;
o    Class B or Class C shares  sold  following  the  death or  disability  of a shareholder,  provided the sale occurs within one year of the shareholder's death or disability;
o    mandatory  withdrawals  from  traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts; and
o    sales of Class C shares from  retirement  plans  offered by the  Nationwide
     Trust  Company or other  retirement  plan  administrators  who  maintain an agreement with the Fund or its Distributor.

For more complete information, see the SAI.

Class B Shares

Class B shares may be  appropriate  if you do not want to pay a front-end  sales charge,  are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you sell Class B shares  within six years of purchase you must pay a CDSC (if you are not entitled to a waiver).  The amount of the CDSC decreases as shown in the following table:

------------ ------ -------- ------- -------- ------- ------- ------------
Sale within  1 year 2 years  3 years 4 years  5 years 6 years 7 years or more
------------ ------ -------- ------- -------- ------- ------- ------------
Sales charge   5%      4%       3%      3%       2%      1%       0%
------------ ------ -------- ------- -------- ------- ------- ------------

Conversion of Class B shares

After you hold your Class B shares for seven years, they  automatically  convert at no charge  into  Class A shares,  which  have  lower  fund  expenses.  Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class
B shares converted; however, the total dollar value will be the same.

Class C Shares

Class C shares may be  appropriate  if you are  uncertain how long you will hold your  shares.  If you sell your  Class C shares  within the first year after you purchase them you must pay a CDSC of 1%.

For both B and C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold,  whichever is less. If you sell a portion of your  shares,  shares  that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent  Deferred Sales Charges-Class A, Class B, and
Class C Shares" for a list of situations where a CDSC is not charged.

Call out box--Place between Class C and Class R Sections

Share  Classes  Available  Only  To  Institutional   Accounts
The Fund offers  Institutional  Service Class,  Institutional  Class and Class R
shares. Only certain types of entities and selected  individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an  intermediary  and is eligible to invest in more than one class of shares,  the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account.  Plan fiduciaries  should consider their  obligations  under ERISA when determining which class is appropriate for the retirement plan.

Other  fiduciaries  should also consider their  obligations  in determining  the appropriate share class for a customer including:

o    the level of distribution and administrative services the plan requires;

o    the total expenses of the share class; and

o    the appropriate  level and type of fee to compensate the  intermediary.  An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R Shares are available to retirement plans including:

o    401(k) plans

o    457 plans

o    403(b) plans

o    profit sharing and money purchase pension plans

o    defined benefit plans

o    non-qualified deferred compensation plans, and

o    other  retirement  accounts in which the retirement  plan or the retirement plan's financial  service firm has an agreement with the Distributor to use
     Class R shares.

The  above-referenced  plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held  through  omnibus  accounts
that  are  represented  by  an  intermediary  such  as  a  broker,   third-party
administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

o    retail retirement accounts
o    institutional non-retirement accounts
o    traditional and Roth IRAs
o    Coverdell Education Savings Accounts
o    SEPs and SAR-SEPs
o    SIMPLE IRAs
o    one-person Keogh plans
o    individual 403(b) plans, or
o    529 Plan accounts.

Institutional Service Class Shares

Institutional  Service  Class  shares are  available  for  purchase  only by the following:

o    retirement plans advised by financial  professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o    retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund for these services;

o    a bank, trust company or similar  financial  institution  investing for its own  account  or for  trust  accounts  for which it has  authority  to make investment  decisions  as long as the  accounts  are part of a program that collects an administrative services fee;

o    registered investment advisers investing on behalf of institutions and high net-worth  individuals  where the  adviser is  compensated  by the Fund for providing services; or

o    life insurance  separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares
Institutional Class shares are available for purchase only by the following:

     o    retirement  plans  for  which no  third-party  administrator  receives compensation from the Fund;
     o    institutional  advisory  accounts  of the  Adviser or its  affiliates, those  accounts which have client  relationships  with an affiliate of
          the  Adviser,   its  affiliates  and  their  corporate   sponsors  and
          subsidiaries; and related Retirement plans;
     o    rollover  individual   retirement  accounts  from  such  institutional
          advisory accounts;
     o    a bank, trust company or similar financial  institution  investing for its own account or for trust  accounts  for which it has  authority to make  investment  decisions  as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative  service fees to the financial institution;
     o    registered investment advisers investing on behalf of institutions and high net-worth  individuals  where advisers  derive  compensation  for advisory services exclusively from clients; or
     o    high  net-worth  individuals  who invest  directly  without  using the
          services  of  a  broker,   investment   adviser  or  other   financial
          intermediary.

Sales Charges and Fees
Sales Charges
Sales charges, if any, are paid to the Fund's Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Services Fees
The Fund has  adopted a  Distribution  Plan under  Rule 12b-1 of the  Investment
Company Act of 1940,  which permits Class A, Class B, Class C and Class R shares of  the  Fund  to  compensate  the  Distributor  for  expenses  associated  with distributing  and selling  shares and  providing  shareholder  services  through distribution  and/or  services fees.  These fees are paid to the Distributor and are either  kept or paid to your  financial  adviser or other  intermediary  for distribution and shareholder  services.  Institutional  Class and  Institutional
Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to  applicable  sales charges and are paid from the Fund's  assets on an ongoing  basis.  (The fees are  accrued  daily and paid monthly.) As a result,  12b-1 fees increase the cost of your investment and over time may cost more than other  types of sales  charges.  Under the  Distribution
Plan,  Class A, Class B, Class C and Class R shares pay the  Distributor  annual amounts not exceeding the following:

--------------- --------------------------------------
Class           as a % of daily net assets
--------------- ---------------------------------------
Class A shares  0.25% (distribution or service fee)
--------------- --------------------------------------
Class B shares  1.00% (0.25% service fee)
--------------- --------------------------------------
Class C shares  1.00% (0.25% service fee)
--------------- --------------------------------------
Class R shares  0.50% (0.25% of which may be either a
                distribution or service fee)
--------------- --------------------------------------

Administrative Services Fees

Class A, Class R and  Institutional  Service  Class  shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of  Trustees  of the Trust.  (These  fees are in addition to Rule 12b-1 fees for
Class A and Class R shares.)  These fees are paid by the Fund to  broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services
Plan, the Fund may pay a  broker-dealer  or other  intermediary a maximum annual fee of 0.25%  for  Class A,  Class R and  Institutional  Service  Class  shares;
however,  many  intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund's Class A, Class R and Institutional
Service Class assets on an ongoing  basis,  these fees will increase the cost of your  investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates  (collectively,  "Gartmore") may make payments for marketing,  promotional or related services provided by  broker-dealers  and other  financial  intermediaries  that sell shares of the Trust or which include them as investment options for their respective customers.

These  payments  are  often  referred  to as  "revenue  sharing  payments."  The existence  or level of such  payments  may be based  on  factors  that  include, without  limitation,  differing  levels  or types of  services  provided  by the broker-dealer or other financial  intermediary,  the expected level of assets or sales of shares,  the placing of the Fund on a  recommended  or preferred  list, and/or access to an intermediary's  personnel and other factors. Revenue sharing payments are paid from  Gartmore's own  legitimate  profits and other of its own resources  (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid.  The Board of Trustees of the Trust will  monitor  these  revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to its adviser to ensure that the levels of such  advisory  fees do not involve the indirect use of the Fund's assets to pay for  marketing,  promotional or related services.  Because revenue sharing  payments are paid by Gartmore,  and not from the Fund's assets,  the amount of any revenue sharing  payments is determined by
Gartmore.

In addition to the revenue sharing payments described above,  Gartmore may offer other  incentives  to sell  shares  of the  Fund in the form of  sponsorship  of educational or other client  seminars  relating to current  products and issues,
assistance  in  training  or  educating  an  intermediary's  personnel,   and/or
entertainment or meals.  These payments may also include,  at the direction of a retirement plan's named fiduciary,  amounts to a retirement plan intermediary to offset  certain plan expenses or otherwise for the benefit of plan  participants and beneficiaries.

The recipients of such payments may include:

o    the Fund's Distributor and other affiliates of the Adviser
o    broker-dealers
o    financial institutions, and
o    other financial  intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales; current or historical assets; or
a flat fee for specific services provided. In some circumstances,  such payments may create an incentive  for an  intermediary  or its  employees  or  associated persons to sell shares of the Fund to you instead of shares of funds  offered by competing fund families.

Contact your financial  intermediary  for details about revenue sharing payments it may receive.

Notwithstanding  the revenue sharing  payments  described  above, all investment advisers  and  subadvisers  to the  Trust  are  prohibited  from  considering  a
broker-dealer's   sale  of  any  of  the  Trust's   shares  in  selecting   such
broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally  may have  assisted  customers  in the  purchase of Fund  shares, although  neither such  assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment  adviser's selection of such broker-dealer for portfolio  transaction execution.

Contacting Gartmore Funds

Customer  Service  Representatives  are available 8 a.m. to 9 p.m. Eastern Time,
Monday through Friday at 800-848-0920

Automated Voice Response Call  800-848-0920,  24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

     o    make transactions
     o    hear fund price information, and
     o    obtain mailing and wiring instructions.

Internet Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

     o    download Fund prospectuses
     o    obtain information on the Gartmore Funds
     o    access your account information, and
     o    request transactions, including purchases, redemptions and exchanges.

By Regular Mail Gartmore Funds, P.O. Box 182205, Columbus, Ohio, 43218-2205

By Overnight Mail Gartmore Funds, 3435 Stelzer Road, Columbus, Ohio 43219

By Fax 614-428-3278

Fund Transactions--Class A, Class B, and Class C Shares
All  transaction  orders  must be received  by the Fund's  transfer  agent or an authorized intermediary prior to the calculation of the Fund's NAV (generally 4.
p.m. Eastern time) to receive that day's NAV.

------------------------------------ -------------------------------------------------
How to Buy Shares                    How to Exchange* or Sell** Shares
(Be sure to specify the class of     Uncashed or undeliverable checks may be
shares you wish to purchase.)        redeposited after six months in the Fund.
The Fund may reject any order to     *  Exchange privileges may be amended or
buy shares and may suspend the          discontinued upon 60-day written notice to
offering of shares at any time.         shareholders.
                                     ** A medallion signature guarantee may be
                                        required. See "Medallion Signature
                                        Guarantee" below.
------------------------------------ -------------------------------------------------
Through an authorized                Through an authorized intermediary. The Fund's
intermediary. The Fund's             Distributor has relationships with certain
Distributor has relationships with   brokers and other financial intermediaries who
certain brokers and other            are authorized to accept purchase, exchange,
financial intermediaries who are     and redemption orders for the Fund. Your
authorized to accept purchase,       transaction is processed at the NAV next
exchange, and redemption orders      calculated after the Fund's agent or an
for the Fund. Your transaction is    authorized intermediary receives your order in
processed at the NAV next            proper form.
calculated after the Fund's agent
or an authorized intermediary
receives your order in proper
form.
------------------------------------ -------------------------------------------------
By mail. Complete an application     By mail or fax. You may request an exchange or
and send with a check made payable   redemption by mailing or faxing a letter to
to: Gartmore Funds. Payment must     Gartmore Funds. The letter must include your
be made in U.S. dollars and drawn    account numbers and the names of the Fund you
on a U.S. bank. The Fund does not    wish to exchange from and to. The letter must
accept cash starter checks,          be signed by all account owners. We reserve the
third-party checks, travelers'       right to request original documents for any
checks, credit card checks or        faxed requests.
money orders.

------------------------------------ -------------------------------------------------
By telephone                         By telephone
You will have automatic telephone    You will have automatic telephone privileges
privileges unless you decline this   unless you decline this option on your
option on your application.          application.

The Fund follows procedures to       The Fund follows procedures to confirm that
confirm that telephone               telephone instructions are genuine and will not
instructions are genuine and will    be liable for any loss, injury, damage or
not be liable for any loss,          expense that results from executing such
injury, damage or expense that       instructions. The Fund may revoke telephone
results from executing such          privileges at any time, without notice to
instructions. The Fund may revoke    shareholders. For redemptions, shareholders who
telephone privileges at any time,    own shares in an IRA account should call
without notice to shareholders.      800-848-0920.

                                     Additional information for selling shares.
                                     The following types of accounts can use the
                                     voice-response system to sell shares:
                                     Individual, Joint, Transfer on Death, Trust,
                                     and Uniform Gift/Transfer to Minors.

                                     A check made payable to the shareholder(s) of
                                     record will be mailed to the address of record.

                                     The Fund may record telephone instructions to
                                     sell shares and may request sale instructions
                                     in writing, signed by all shareholders on the
                                     account.
------------------------------------ -------------------------------------------------
On-line. Transactions may be made    On-line. Transactions may be made through the
through the Gartmore Funds           Gartmore Funds website. However, the Fund may
website. However, the Fund may       discontinue on-line transactions of Fund shares
discontinue on-line transactions     at any time.
of Fund shares at any time.
------------------------------------ -------------------------------------------------
By bank wire. You may have your      By bank wire. The Fund can wire the proceeds of
bank transmit funds by federal       your sale directly to your account at a
funds wire to the Fund's custodian   commercial bank. A voided check must be
bank. (The authorization will be     attached to your application. (The
in effect unless you give the Fund   authorization will be in effect unless you give
written notice of its                the Fund written notice of its termination.)
termination.)                        o    your proceeds will typically be wired
o    if you choose this method            to your bank on the next business day
     to open a new account, you           after your order has been processed.
     must call our toll-free         o    Gartmore deducts a $20 service fee
     number before you wire your          from the sale proceeds for this service
     investment and arrange to fax   o    your financial institution may also
     your completed application.          charge a fee for receiving the wire.
o    your bank may charge a          o    funds sent outside the U.S. may be
     fee to wire funds.                   subject to higher fees.

                                     Bank wire is not an option for exchanges.
------------------------------------ -------------------------------------------------
By Automated Clearing House (ACH).   By Automated Clearing House (ACH). Your
You can fund your Gartmore Funds     redemption proceeds can be sent to your bank
account with proceeds from your      via ACH on the second business day after your
bank via ACH on the second           order has been processed. A voided check must
business day after your purchase     be attached to your application. Money sent
order has been processed. A voided   through ACH should reach your bank in two
check must be attached to your       business days. There is no fee for this
application. Money sent through      service. (The authorization will be in effect
ACH typically reaches Gartmore       unless you give the Fund written notice of its
Funds from your bank in two          termination.)
business days. There is no fee for
this service. (The authorization     ACH is not an option for exchanges.
will be in effect unless you give
the Fund written notice of its
termination.)
------------------------------------ -------------------------------------------------
Retirement plan participants         Retirement plan participants should contact
should contact their retirement      their retirement plan administrator regarding
plan administrator regarding         transactions. Retirement plans or their
transactions. Retirement plans or    administrators wishing to conduct transactions
their administrators wishing to      should call our toll-free number. Eligible
conduct transactions should call     entities or individuals wishing to conduct
our toll-free number. Eligible       transactions in Institutional Service Class or
entities or individuals wishing to   Institutional Class shares should call our
conduct transactions in              toll-free number.
Institutional Service Class or
Institutional Class shares should
call our toll-free number.
------------------------------------ -------------------------------------------------

Buying Shares

Share Price
The net asset value or "NAV" is the value of a single  share.  A separate NAV is calculated for each share class of the Fund. The NAV is:

     o    calculated  at the close of regular  trading  (usually 4 p.m.  Eastern
          Time) each day the New York Stock Exchange is open, and
     o    generally  determined  by dividing  the total net market  value of the securities  and  other  assets  owned  by  the  Fund  allocated  to  a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The  purchase or  "offering"  price for Fund shares is the NAV (for a particular class) next  determined  after the order is received by the Fund or its agent in good order, plus any applicable sales charge.

Valuation of Shares

The Board of Trustees of the Trust has adopted  Valuation  Procedures  governing the method by which individual  portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation  Procedures provide that the
Fund's assets are valued primarily on the basis of market quotations. Where such market  quotations  either are  unavailable  or are deemed by the  Adviser to be unreliable, a Fair Valuation Committee,  consisting of employees of the Adviser, meets to determine a manual "fair  valuation" in  accordance  with the Valuation
Procedures.  In addition,  the Valuation  Committee will "fair value" securities whose value is  affected by a  "significant  event."  Pursuant to the  Valuation
Procedures,  any "fair  valuation"  decisions  are  subject to the review of the
Board of Trustees.  A "significant event" is defined by the Valuation Procedures as an event that materially  affects the value of a domestic or foreign security that  occurs  after the close of the  principal  market on which  such  security trades but before the  calculation  of the Fund's NAV.  Significant  events that could affect individual  portfolio securities may include corporate actions such as reorganizations,  mergers and buy-outs,  corporate announcements on earnings, significant  litigation,  regulatory news such as government  approvals and news relating to natural  disasters  affecting the issuer's  operations.  Significant events that could affect a large number of securities in a particular market may include significant market fluctuations,  market disruptions or market closings, governmental  actions  or other  developments,  or  natural  disasters  or armed conflicts that affect a country or region.

Due to the  time  differences  between  the  closings  of the  relevant  foreign securities  exchanges and the time that the Fund's NAV is  calculated,  the Fund may fair  value its  foreign  investments  more  frequently  than it does  other securities.  When fair value prices are  utilized,  these prices will attempt to reflect  the  impact of the U.S.  financial  markets'  perceptions  and  trading activities on the Fund's  foreign  investments  since the last closing prices of the foreign  securities markets or exchanges.  For these purposes,  the Board of
Trustees of the Trust has determined that movements in relevant indices or other appropriate  market  indicators,  after  the  close  of the  foreign  securities exchanges,  may  demonstrate  that market  quotations  are  unreliable,  and may trigger  fair value  pricing for certain  securities.  Consequently,  fair value pricing of foreign  securities may occur on a daily basis,  for instance,  using data furnished by an independent  pricing  service that draws upon,  among other information,  the market  values of  foreign  investments.  Therefore,  the fair values  assigned  to the  Fund's  foreign  investments  may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair  valuing a security  whose price may have been  affected by  significant events or by news  after  the last  market  pricing  of the  security,  the Fund attempts to establish a price that they might reasonably  expect to receive upon the current sale of that security.  These procedures are intended to help ensure that the prices at which the Fund shares are  purchased  and  redeemed are fair, and do not  result  in  dilution  of  shareholder  interests  or  other  harm to shareholders.

Investments  in other  registered  mutual  funds are valued  based on the NAV of those mutual funds,  which in turn may use fair value  pricing,  as discussed in their respective prospectuses.

The Defensive  Fund's NAV is  calculated  based upon the net asset values of the
Underlying Funds in which the Defensive Fund invests. The prospectuses for these
Underlying  Funds explain the  circumstances  under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

Call out box for this section

The Fund does not  calculate  NAV on days when the New York  Stock  Exchange  is closed.
- New Year's Day
- Martin Luther King, Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A, Class B and Class C Shares
To open an account $2,000
To open an IRA account $1,000
---------------------------------------------------------------------------

Additional investments $100
To start an Automatic Asset
Accumulation Plan $1,000
---------------------------------------------------------------------------
Additional Investments
(Automatic Asset Accumulation Plan) $50

Institutional Service Class Shares

To open an account $50,000
Additional investments No Minimum
---------------------------------------------------------------------------
Institutional Class Shares

To open an account $1,000,000
Additional investments No Minimum
---------------------------------------------------------------------------
Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record information that identifies each person that opens a new account, and to determine  whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result,  unless such  information  is  collected  by the  broker-dealer  or financial  intermediary  pursuant  to an  agreement,  the Fund must  obtain  the following information for each person that opens a new account:
     o    name;
     o    date of birth (for individuals);
     o    residential or business street address (although post office boxes are still permitted for mailing); and
     o    Social  Security  number,  taxpayer  identification  number,  or other identifying number.

You may also be asked for a copy of your  driver's  license,  passport  or other identifying  document in order to verify your identity.  In addition,  it may be necessary  to verify your  identity  by  cross-referencing  your  identification information  with a consumer  report or other  electronic  database.  Additional information  may be  required  to  open  accounts  for  corporations  and  other entities.  Federal law prohibits the Fund and other financial  institutions from opening a new account  unless they receive the minimum  identifying  information listed above.  After an account is opened, the Fund may restrict your ability to purchase  additional shares until your identity is verified.  The Fund may close your account or take other appropriate  action if they are unable to verify your identity  within a reasonable  time.  If your account is closed for this reason, your shares will be  redeemed  at the NAV next  calculated  after the account is closed.

Accounts with Low Balances
Maintaining small accounts is costly for the Fund and may have a negative effect on  performance.  Shareholders  are  encouraged to keep their accounts above the
Fund's minimum.

o    If the value of your account falls below $2,000  ($1,000 for IRA accounts), you are generally  subject to a $5 quarterly fee.  Shares from your account are sold each  quarter to cover the fee,  which is  returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.
o    The Fund  reserves the right to sell your  remaining  shares and close your account if a sale of shares  brings the value of your account  below $2,000
     ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares
You may  exchange  your Fund  shares  for  shares of any  Gartmore  Fund that is currently accepting new investments as long as:

o    both accounts have the same owner,
o    your  first  purchase  in  the  new  fund  meets  its  minimum   investment
     requirement, and
o    you  purchase  the same  class of shares.  For  example,  you may  exchange between Class A shares of any Gartmore Funds,  but may not exchange between
     Class A shares and Class B shares.

The exchange  privileges  may be amended or  discontinued  upon 60-days  written notice to shareholders.

Generally,  there are no sales  charges for exchanges of Class B, Class C, Class
R, Institutional Class or Institutional Service Class shares. However,

o    if you  exchange  from  Class A shares  of the Fund to a fund with a higher sales charge,  you may have to pay the difference in the two sales charges;
     or
o    if you exchange  Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted  exchange (except exchanges to Gartmore Money Market Fund.)

Exchanges into Gartmore Money Market Fund
You may  exchange  between  Class A, Class B, Class C or  Institutional  Service
Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if
a sales charge was never paid on your Prime  Shares,  applicable  sales  charges apply to  exchanges  into other  fund(s).  In addition,  if you exchange  shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money
Market Fund is not included for purposes of  determining  the CDSC.  Redemptions from the Gartmore  Money Market Fund are subject to any CDSC that applies to the original purchase.

Automatic Withdrawal Program

You may elect to  automatically  redeem Class A, Class B and Class C shares in a minimum amount of $50 or more.  Complete the  appropriate  section of the Mutual
Fund Application for New Accounts or contact your financial  intermediary or the
Transfer  Agent.  Your account  value must meet the minimum  initial  investment amount at the time the program is  established.  This  program  may reduce,  and eventually deplete, your account.  Generally, it is not advisable to continue to purchase  Class A or Class C shares  subject to a sales charge  while  redeeming shares using this program. An automatic  withdrawal plan for Class C shares will be subject to any  applicable  CDSC. If you own Class B shares,  you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information  about the waiver of the CDSC for Class B shares is located in the SAI.

Selling Shares

You can sell or, in other words redeem, your Fund shares at any time, subject to the  restrictions  described  below.  The price you  receive  when you sell your shares  is the net  asset  value  (minus  any  applicable  sales  charges)  next determined  after the  Fund's  authorized  intermediary  or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original  purchase price  depending on the market value of the Fund's investments at the time of the sale.

You may not be able to sell your Fund shares or Gartmore  Funds may delay paying your redemption proceeds if:

     o    the New York Stock  Exchange is closed (other than  customary  weekend and holiday closings),
     o    trading is restricted, or
     o    an emergency  exists (as  determined  by the  Securities  and Exchange
          Commission).

Generally,  the Fund will pay you for the shares that you sell within three days after your redemption request is received.  Payment for shares that you recently purchased  may be delayed up to 10 business days from the purchase date to allow time for your  payment  to  clear.  The Fund  may  delay  forwarding  redemption proceeds for up to seven days if the account holder:

     o    is engaged in excessive trading or
     o    if the  amount  of the  redemption  request  would  disrupt  efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption  proceeds mailed to you and the redemption check is returned as  undeliverable  or is not presented for payment  within six months,  the Trust  reserves the right to reinvest the check proceeds and future distributions  in the  shares of the Fund at the Fund's  then-current  net asset value until you give the Trust different instructions.

Under extraordinary  circumstances,  the Fund, in its sole discretion, may elect to honor redemption  requests by transferring some of the securities held by the
Fund  directly  to an account  holder as a  redemption  in-kind.  For more about
Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of  Trustees  of the  Trust has  adopted  procedures  for  redemptions in-kind  of  affiliated  persons  of the Fund.  Affiliated  persons  of the Fund include  shareholders  who are affiliates of the Fund's  investment  adviser and shareholders  of the Fund  owning  5% or more of the  outstanding  shares of the
Fund.  These procedures  provide that a redemption  in-kind shall be effected at approximately  the affiliated  shareholder's  proportionate  share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Callout box

Medallion Signature Guarantee

A medallion  signature  guarantee is required for sales of shares of the Fund in any of the following instances:
o    your account address has changed within the last 15 calendar days,
o    the  redemption  check is made payable to anyone other than the  registered shareholder,
o    the proceeds are mailed to any address other than the address of record, or
o    the  redemption  proceeds are being wired to a bank for which  instructions are currently not on your account.
A medallion signature guarantee is a certification by a bank,  brokerage firm or other  financial  institution  that a customer's  signature is valid.  Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion  signature  guarantee  in other  circumstances, without notice.

Make this a separate call-out section

Excessive or Short-Term Trading

The Gartmore  Funds seek to discourage  short-term or excessive  trading  (often described as "market  timing").  Excessive  trading (either  frequent  exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:

     o    disrupt portfolio management strategies,
     o    increase brokerage and other transaction costs, and
     o    negatively affect Fund performance.

The Fund may be more or less  affected  by  short-term  trading in Fund  shares, depending on various  factors such as the size of the Fund; the amount of assets the Fund  typically  maintains in cash or cash  equivalents;  the dollar amount, number,  and frequency of trades in Fund shares and other  factors.  A Fund that invests in foreign  securities  may be at greater risk for excessive  trading as may the Underlying Funds that invest in such foreign  securities.  Investors may attempt to take advantage of anticipated  price  movements in securities held by the Fund based on events  occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage  market  timing").
Arbitrage  market  timing may also be attempted  in funds that hold  significant investments in small-cap securities,  high-yield (junk) bonds and other types of investments  that may not be frequently  traded.  There is the possibility  that arbitrage market timing,  under certain  circumstances,  may dilute the value of
Fund shares if redeeming  shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted  and  implemented  the  following policies and procedures to detect,  discourage and prevent excessive  short-term trading in the Fund:

Monitoring of Trading Activity
The Fund,  through the investment  adviser  and/or  subadviser and their agents, monitor  selected  trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities.  If a shareholder is found to have engaged in excessive  short-term trading,  the Fund may, in its discretion, ask the  shareholder to stop such  activities or refuse to process  purchases or exchanges in the shareholder's account.

Restrictions on Transactions
Whenever the Fund is able to identify short-term trades and or traders, the Fund has broad  authority to take  discretionary  action  against  market  timers and against  particular  trades  and  uniformly  will apply the  short-term  trading restrictions  to all such  trades  that the  Fund  identifies.  It also has sole discretion to:

     o    restrict  purchases or exchanges  that the Fund or its agents  believe constitute excessive trading; and
     o    reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

     o    an exchange equaling 1% or more of the Fund's NAV may be rejected and
     o    redemption  and exchange fees are imposed on certain  Gartmore  Funds.
          These  Gartmore  Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you  exchange  your Fund shares into another  Gartmore Fund. The short-term  trading fees are deducted from the proceeds of the sale of the affected Fund shares.

Despite  its best  efforts,  Gartmore  Funds may be unable to  identify or deter excessive  trades  conducted  through  intermediaries  or omnibus  accounts that transmit aggregate  purchase,  exchange and redemption orders on behalf of their customers.  In short,  the Gartmore  Funds may not be able to prevent all market timing and its potential negative impact.

End call out

Exchange and Redemption Fees

In order to discourage  excessive trading,  the Gartmore Funds impose redemption and exchange  fees on certain funds if you sell or exchange your shares within a designated  holding  period.  The exchange fee is paid directly to the fund from which the  shares  are  being  redeemed  and is  designed  to  offset  brokerage commissions, market impact and other costs associated with short-term trading of fund shares.  Redemption  and exchange fees are not imposed on  redemptions  and exchanges  from the Fund.  However,  other  Gartmore  Funds  into  which you may exchange do impose  redemption  fees as shown  below.  For further  information, please see the prospectus for the fund into which you may wish to exchange.

                           Fund                     Exchange/      Minimum Holding
                                                 Redemption Fee    Period (calendar
                                                                         days)
Gartmore China Opportunities Fund                    2.00%               90
Gartmore Emerging Markets Fund                       2.00%               90
Gartmore Global Financial Services Fund              2.00%               90
Gartmore Global Health Sciences Fund                 2.00%               90
Gartmore Global Natural Resources Fund               2.00%               90
Gartmore Global Technology and Communications
        Fund                                         2.00%               90
Gartmore Global Utilities Fund                       2.00%               90
Gartmore Hedged Core Equity Fund                     2.00%               90
Gartmore International Growth Fund                   2.00%               90
Gartmore Market Neutral Long-Short Fund              2.00%               90
Gartmore Micro Cap Equity Fund                       2.00%               90
Gartmore Mid Cap Growth Fund                         2.00%               90
Gartmore Mid Cap Growth Leaders Fund                 2.00%               90
Gartmore Small Cap Fund                              2.00%               90
Gartmore Small Cap Core Fund                         2.00%               90
Gartmore Small Cap Growth Fund                       2.00%               90
Gartmore Small Cap Leaders Fund                      2.00%               90
Gartmore Small Cap Value Fund                        2.00%               90
Gartmore U.S. Growth Leaders Long-Short Fund         2.00%               90
Gartmore Value Opportunities Fund                    2.00%               90
Gartmore Worldwide Leaders Fund                      2.00%               90
Gartmore Growth Fund                                 2.00%               30
Gartmore Large Cap Value Fund                        2.00%               30
Gartmore Nationwide Fund                             2.00%               30
Gartmore Nationwide Leaders Fund                     2.00%               30
Gartmore U.S. Growth Leaders Fund                    2.00%               30
Gartmore Bond Fund                                   2.00%                7
Gartmore Bond Index Fund                             2.00%                7
Gartmore Convertible Fund                            2.00%                7
Gartmore Government Bond Fund                        2.00%                7
Gartmore High Yield Bond Fund                        2.00%                7
Gartmore International Index Fund                    2.00%                7
Gartmore Mid Cap Market Index Fund                   2.00%                7
Gartmore S&P 500 Index Fund                          2.00%                7
Gartmore Short Duration Bond Fund                    2.00%                7
Gartmore Small Cap Index Fund                        2.00%                7
Gartmore Tax-Free Income Fund                        2.00%                7

Section 5: DISTRIBUTIONS AND TAXES

The  following  information  is provided to help you  understand  the income and capital  gains you can earn while you own Fund  shares,  as well as the  federal income  taxes you may have to pay.  The amount of any  distributions  varies and there is no  guarantee  the Fund will pay either  income  dividends or a capital gain  distribution.  For tax advice about your  personal tax  situation,  please speak with your tax adviser.

Distributions and Capital Gains
The Fund intends to distribute income dividends to you quarterly. All income and
capital  gains  distributions   (which  are  paid  annually)  are  automatically
reinvested in shares of the  applicable  Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gain  distributions,  or both, mailed to you and  the  distribution  check  is  returned  as  undeliverable  or is not presented  for  payment  within  six  months,  the Trust  reserves  the right to reinvest  the check  proceeds  and  future  distributions  in the  shares of the particular  Fund at the  Fund's  then-current  NAV  until  you  give  the  Trust different instructions.

Dividends  and  capital  gain  distributions  you  receive  from the Fund may be subject to federal income tax, state taxes or local taxes:

o    any taxable  dividends,  as well as  distributions  of  short-term  capital gains, are federally taxable at applicable ordinary income tax rates.
o    distributions  of  net  long-term  capital  gains  are  taxable  to  you as long-term capital gains.
o    for  individuals,  a portion of the income  dividends paid may be qualified dividend  income  eligible for long-term  capital gain tax rates,  provided that certain holding period requirements are met.
o    for corporate  shareholders,  a portion of income dividends may be eligible for the corporate dividend-received deduction.
o    distributions  declared in  December  but paid in January are taxable as if they were paid in December.

The amount and type of income  dividends and the tax status of any capital gains distributed  to you are  reported  on Form 1099,  which we send to you  annually during tax season (unless you hold your shares in a qualified  tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions  from the Fund (both  taxable  dividends  and  capital  gains) are normally  taxable to you when made,  regardless  of whether you  reinvest  these distributions  or  receive  them in cash  (unless  you  hold  your  shares  in a qualified  tax-deferred  plan or account or are otherwise not subject to federal income tax.)

If you invest in the Fund shortly  before it makes a capital gain  distribution, some  of  your  investment  may be  returned  to you in the  form  of a  taxable distribution. This is commonly known as "buying a dividend."

Selling and Exchanging Shares
Selling  your  shares may result in a realized  capital  gain or loss,  which is subject to federal  income tax. For tax purposes,  an exchange from one Gartmore
Fund to another is the same as a sale. For  individuals,  any long-term  capital gains you realize  from  selling  Fund shares are taxed at a maximum rate of 15%
(or 5% for  individuals  in the 10% and 15% federal  income tax rate  brackets).
Short-term  capital gains are taxed as ordinary income.  You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund  shares for a loss,  you may be able to use this  capital  loss to offset any other capital gains you have.

Other Tax Jurisdictions
Distributions  may be subject to state and local  taxes,  even if not subject to federal  income taxes.  State and local tax laws vary;  please  consult your tax adviser.  Non-U.S.  investors may be subject to U.S.  withholding or estate tax, and are subject to special U.S. tax certification requirements.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When  you  invest  in the  Fund  through  a  qualified  employee  benefit  plan, retirement plan or some other  tax-deferred  account,  dividend and capital gain distributions  generally are not subject to current  federal  income  taxes.  In general,  these entities are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding
You  may  be  subject  to  backup  withholding  on a  portion  of  your  taxable distributions  and  redemption  proceeds  unless you provide your correct Social
Security or taxpayer  identification  number and certify that (1) this number is correct,  (2) you are not subject to backup withholding,  and (3) you are a U.S.
person (including a U.S. resident alien). You may also be subject to withholding if the  Internal  Revenue  Service  instructs  us to  withhold a portion of your distributions and proceeds.  When withholding is required,  the amount is 28% of any distributions or proceeds paid.

Section 6: FINANCIAL HIGHLIGHTS

Financial  information is not provided because the Fund did not begin operations as of the date of this prospectus.

APPENDIX DESCRIPTION OF UNDERLYING FUNDS

Following  is a  description  of the  Underlying  Funds  selected for each asset class.  The mix of Underlying  Funds held by the  Defensive  Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without  notice.  Prospectuses  for the Underlying  Funds include more  information and can be requested using the addresses and telephone numbers on the back of this Prospectus.

Bonds
GARTMORE BOND INDEX FUND seeks to match the  performance of the Lehman  Brothers
U.S.  Aggregate  Index  ("Index") as closely as possible before the deduction of
Fund   expenses.    The   Index   primarily    includes   different   types   of
dollar-denominated  investment  grade  bonds  such as those  issued by U.S.  and foreign  governments  and their agencies and by U.S. or foreign  companies.  The
Fund  employs a "passive"  management  approach  and invests in a  statistically selected  sample of bonds that are included in or correlated  with the Index and in derivative  instruments linked to the Index or securities within it. The Fund does not  necessarily  invest  in all of the  bonds in the  Index or in the same
weightings.   The  Fund  may  invest  in  bonds   outside  the  Index  if  their
characteristics  such as  maturity,  duration  or credit  quality are similar to bonds within it. As a result,  the Fund's  exposure to interest rate,  credit or prepayment  risks may differ from that of the Index. The Fund may also engage in securities lending.

GARTMORE   HIGH  YIELD  BOND  FUND  seeks  high  current   income  with  capital
appreciation   as  a  secondary   objective   and  invests   primarily  in  U.S.
dollar-denominated  high-yield bonds of U.S. and foreign  issuers.  Under normal circumstances,  the Fund  invests at least 80% of the value of its net assets in bonds that are considered  below-investment grade. Such bonds are commonly known as junk  bonds.  These  bonds  may be of any  credit  quality  and  may  include securities that are not currently paying interest, pay-in- kind securities, zero coupon bonds and securities that are in default.  The Fund's  portfolio  manager generally  uses a "bottom up" approach when  selecting  securities,  focusing on credit  analysis of  individual  issues.  The  portfolio  manager uses an active process that emphasizes  relative value,  managing on a total return basis,  and using research to identify  bonds of issuers with stable to improving  financial situations,  with  yields  that  may  compensate  for the risk of  investing  in high-yield  bonds. The portfolio  managers intend to maintain a duration between three and six years.

Short-term Investments
GARTMORE  MONEY  MARKET  FUND  seeks as high a level  of  current  income  as is consistent with preserving capital and maintaining  liquidity.  The Fund invests in high-quality money market obligations maturing in 397 days or less. All money market  obligations  must be denominated in U.S.  dollars and be rated in one of the  two  highest  short-term  ratings  categories  by a  nationally  recognized statistical rating organization or, if unrated,  be of comparable  quality.  The
Fund may invest in floating- and  variable-rate  obligations  and may enter into repurchase agreements.  The Fund's  dollar-weighted  average maturity will be 90 days or less.

GARTMORE  ENHANCED  INCOME FUND seeks to provide a high level of current  income while  preserving  capital and  minimizing  fluctuations  in share value.  Under normal market  conditions,  the Fund invests  primarily in high-grade  corporate bonds, U.S.  government  securities and U.S.  government agency securities.  The
Fund may also purchase  mortgage-backed  and  asset-backed  securities,  and may invest in  fixed-income  securities  that pay interest on either a fixed-rate or variable-rate  basis.  The Fund is managed so that its duration  will be between six months  and one year and will not exceed two years.  The Fund may also enter into derivatives contracts, including futures or options, solely for the purpose of adjusting the fund's duration in order to minimize  fluctuation of the Fund's share value.

GARTMORE  SHORT  DURATION  BOND FUND  seeks to  provide a high  level of current income while  preserving  capital and  minimizing  fluctuations  in share value.
Under  normal  circumstances,  the Fund  invests  primarily  in U.S.  government securities,  U.S.  government  agency  securities,  and corporate bonds that are investment  grade.  The Fund also may purchase  mortgage-backed  securities  and asset-backed  securities,  and may invest in  fixed-income  securities  that pay interest on either a fixed-rate or  variable-rate  basis. The Fund is managed so that its duration  generally will not exceed three years, and the Fund may enter into certain derivatives contracts,  such as futures or options,  solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the
Fund's share value.

Specialty Assets

GARTMORE  CONVERTIBLE  FUND seeks to preserve  capital and provide current yield and capital  appreciation by investing in convertible  securities.  Under normal circumstances,  the Fund  invests at least 80% of the value of its net assets in convertible  securities  of U.S.  issuers,  seeking  both  interest  income  and increase in market value. These may be either debt securities or preferred stock that can be exchanged for common stock.  In emphasizing  current yield and solid credit quality,  the Fund seeks convertible  securities trading at or below par, with moderate  duration  (typically  three to seven years).  The Fund  generally emphasizes  investment-grade  convertible securities;  however, it may invest in convertible  securities of any credit  quality,  including  securities  that are below  investment-grade,  not currently  paying interest,  or in default.  Bonds rated below the top four rating categories according to a nationally  recognized rating  agency are  considered  to be below  investment-grade  and are  commonly referred to as "junk  bonds." A significant  portion of the Fund's  holdings are securities  that have not been  registered for public sale, but are eligible for purchase and sale by certain qualified  institutional buyers. These are known as
"Rule 144A securities."

GARTMORE GLOBAL NATURAL RESOURCES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies  (including those located in  emerging  markets  countries)  of any size with  business  operations  in or related to  activities in natural  resources  industries.  The Fund's  portfolio managers  generally consider companies that derive at least 50% of their assets, revenues or net income from activities in natural resources industries. The Fund is  non-diversified  and  concentrates  more than 25% of its  assets in  natural resources  industries,  including  integrated  oil, oil and gas  exploration and production,  gold and other  precious  metals,  steel  and iron ore  production, energy  services  and  technology,  ferrous and  nonferrous  metals,  base metal production,  forest products,  agricultural products, paper products, chemicals,
building  materials,   coal,   alternative  energy  sources,   real  estate  and
environmental  services.  The Fund's  holdings of equity  securities may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible  securities,  warrants,  real estate  investment  trusts (REITs) and depositary receipts. The Fund may invest in commodity-linked derivatives such as commodity  options and futures,  in an attempt to increase its investment return and manage the Fund's exposure to changing  commodity prices,  securities prices and other economic variables.

GARTMORE HEDGED CORE EQUITY FUND seeks  long-term  capital  appreciation.  Under normal circumstances, the Fund maintains both long and short positions in equity securities of large-cap U.S.  companies.  The Fund pursues a long/short strategy in connection with its goal of achieving  long-term capital  appreciation  while lessening  downside  volatility by selling stock short to protect its unrealized gains in  certain  securities  and/or  to  produce  capital  gains.  The  Fund's portfolio  manager  targets an  allocation  of  80%-100% in long  positions  and
30%-35% in short sales as a percentage of net assets,  generally  resulting in a target net  (i.e.,  combined  long and short)  position  of 65%.  The  portfolio manager uses quantitative techniques to build a multi-factor model that seeks to select the highest returning  securities in the current market environment.  The
Fund   attempts  to  benefit  from   anomalies   in  various   factors  such  as
book-to-price,  earnings  revisions,  earnings quality,  price momentum and cash flow  changes  through  its  purchase  of long  positions  and short  positions.
Portfolio  optimization is used to build a risk  controlled  portfolio by buying the highest ranking stocks and shorting the lowest ranking stocks from the model while  adhering to various  risk  constraints.  A portfolio of 100 to 150 stocks results from this  process.  The  portfolio  will  generally be  rebalanced on a monthly basis.

GARTMORE  U.S.  GROWTH  LEADERS   LONG-SHORT   FUND  seeks   long-term   capital
appreciation.  The Fund  primarily  invests and  executes  short sales in equity securities of U.S. and non-U.S.  issuers.  Under normal circumstances,  the Fund invests 80% of the value of its net assets in companies that are organized under the laws of the United States,  have their  principal  places of business in the
United States, or whose stock is traded primarily in the United States. The Fund may invest in companies of any size, including small or medium-sized  companies.
In  general,  the Fund  invests,  or takes "long  positions"  in  companies  the portfolio  managers believe will appreciate in value.  Simultaneously,  the Fund takes "short positions",  or agrees to sell at a specified price,  companies the portfolio  manager  expects to decline in value.  The Fund typically  takes long positions in "leaders," companies benefiting from superior management, products, or  distribution  that the portfolio  manager  believes  will generate  earnings growth exceeding market  expectations.  The Fund's portfolio  manager intends to take short  positions  in stocks  whose  earnings  seem to be  reflected  in the current price or appear likely to fall short of expectations, those that operate in an industry  with a  structural  weakness,  are believed to have poor quality management,  or  appear  likely to suffer  an event  affecting  their  long-term earnings power. In addition,  the Fund may make strategic paired trades,  taking both long and short  positions  in  companies  in the same  industry in order to minimize the effect of market and sector fluctuations on the Fund's performance.
The Fund may also invest in exchange-traded funds and derivatives.

UNAFFILIATED  REAL ESTATE FUNDS The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal  circumstances,  invest at least 80% of their net  assets in  equity  securities  issued by real  estate investment trusts and companies engaged in the real estate industry. These Funds typically  seek  long-term  capital  appreciation,  with  income as a  secondary objective. A company is considered to be a "real estate company" if at least 50%
of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.

Back Cover

Information from Gartmore Funds

Please read this  Prospectus  before you invest,  and keep it with your records.
The  following  documents--  which  may be  obtained  free of  charge--  contain additional information about the Fund:

     o    Statement of Additional  Information  (incorporated  by reference into this Prospectus)
     o    Annual Reports (which contain discussions of the market conditions and
          investment   strategies   that   significantly   affected  the  Fund's
          performance during its last fiscal year)
     o    Semi-Annual Reports

To  obtain  any  of the  above  documents  free  of  charge,  to  request  other information about a Fund or to make other shareholder  inquiries,  contact us at the address or number  listed  below.  The Fund's  first  annual  report will be available on or about December 31, 2006.

To reduce the volume of mail you receive,  only one copy of  financial  reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at  800-848-0920,  or write to us at the address  listed  below,  to request (1)
additional  copies free of charge,  or (2) that we  discontinue  our practice of mailing regulatory materials together.

For additional information contact:

By Regular Mail:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

By Overnight Mail:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour access:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. -
9 p.m. Eastern Time,  Monday through Friday.  Call after 7 p.m. Eastern Time for
closing   share   prices.   Also,   visit  the   Gartmore   Funds'   website  at
www.gartmorefunds.com.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC

o    on the SEC's EDGAR database via the Internet at www.sec.gov,
o    by electronic request publicinfo@sec.gov,
o    in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or
o    by mail by sending  your  request to  Securities  and  Exchange  Commission
     Public Reference Section,  Washington,  D.C.  20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495

(C)2006 Gartmore Global Investments, Inc. All rights reserved.

PR-OPTD

                       STATEMENT OF ADDITIONAL INFORMATION

                              ______________, 2006

                              GARTMORE MUTUAL FUNDS

Gartmore Optimal Allocations Fund: Defensive

     Gartmore  Mutual Funds (the  "Trust") is a registered  open-end  investment company  consisting  of 51  series  as of the date  hereof.  This  Statement  of
Additional Information ("SAI") relates to the Gartmore Optimal Allocations Fund:
Defensive (the "Defensive  Fund" or "Fund") a portfolio of the Gartmore  Optimal
Allocations Funds (the "Optimal Funds"), a series of the Trust.

     This SAI is not a prospectus  but is  incorporated  by  reference  into the prospectus  for the Fund,  dated  _________,  2006  ("Prospectus").  It contains information  in  addition  to and  more  detailed  than  that  set  forth in the
Prospectus and should be read in conjunction with the Prospectus.

     Terms not  defined in this SAI have the  meanings  assigned  to them in the
Prospectus.  The Prospectus may be obtained from Gartmore Mutual Funds, P.O. Box
182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                                TABLE OF CONTENTS

                                                                          Page

General Information and History...........................................  X
Additional Information on Portfolio Instruments and Investment Policies...  X
Description of Portfolio Instruments and Investment Policies..............  X
Investment Restrictions...................................................  X
Trustees and Officers of the Trust........................................  X
Investment Advisory and Other Services....................................  X
Brokerage Allocation......................................................  X
Additional Information on Purchases and Sales.............................  X
Valuation of Shares.......................................................  X
Systematic Investment Strategies..........................................  X
Investor Privileges.......................................................  X
Investor Services.........................................................  X
Fund Performance Advertising..............................................  X
Additional Information....................................................  X
Additional General Tax Information........................................  X
Major Shareholders........................................................  X
Financial Statements......................................................  X
Appendix A - Debt Ratings.................................................  X
Appendix B - Proxy Voting Guidelines Summaries............................  X

                         GENERAL INFORMATION AND HISTORY

     Gartmore  Mutual  Funds (the  "Trust"),  formerly  Nationwide  Mutual Funds
(until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000),  is an open-end  management  investment  company formed under the laws of
Delaware by Declaration of Trust dated February 28, 2005. The Trust,  originally organized as an Ohio business  trust under the laws of Ohio by a Declaration  of
Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or
aboutr  February  28,  2005  in  a  reorganization   approved  by  vote  of  the
shareholders of the Ohio business trust in a  shareholders'  meeting on December
23, 2004. In the  reorganization  the Ohio business trust  transfrred all of its assets to the Trust in exchange  for shares of the Trust and  assumption  by the
Trust of all of the liabilities of the Ohio business trust.  The Trust currently consists of 51 separate series, each with its own investment objective.

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

     The  Defensive  Fund is a "fund of funds,"  which means that the  Defensive
Fund invests  primarily in other mutual funds.  The Prospectus for the Defensive
Fund discusses the  investment  objectives and strategies for the Defensive Fund and explains the types of underlying  mutual funds (the  "Underlying  Funds") in which the Defensive Fund may invest.  Underlying  Funds invest in stocks,  bonds and other  securities and reflect varying  amounts of potential  investment risk and  reward.  The  Defensive  Fund  allocates  its  assets  among the  different
Underlying  Funds.  Periodically,  the  Defensive  Fund  will  adjust  its asset allocation within  predetermined  ranges to ensure broad  diversification and to adjust to changes in market conditions.  However, as a general matter, there are not  expected  to be  large,  sudden  changes  in  the  Defensive  Fund's  asset allocation.

     The following is a list of the Underlying  Funds that are part of the Trust
(the "Gartmore  Mutual Funds") in which the Defensive Fund currently may invest.
This list may be updated  from time to time and may be  supplemented  with funds that are not part of the Trust.  Each of the  Underlying  Funds  listed below is described in its respective Prospectus and SAI.

Gartmore Optimal Allocations Fund: Defensive

o    Gartmore Bond Index Fund
o    Gartmore Convertible Fund
o    Gartmore Enhanced Income Fund
o    Gartmore Global Natural Resources Fund
o    Gartmore Hedged Core Equity Fund
o    Gartmore High Yield Bond Fund
o    Gartmore Money Market Fund
o    Gartmore Nationwide Fund
o    Gartmore Short Duration Bond Fund
o    Gartmore U.S. Growth Leaders Long-Short Fund
o    Unaffiliated real estate fund

     The Underlying  Funds invest in a variety of securities and employ a number of investment  techniques  that involve  certain  risks.  The Prospectus for the
Defensive  Fund  highlights  the  principal  investment  strategies,  investment techniques and risks. This SAI contains  additional  information  regarding both the principal and non-principal  investment  strategies of the Underlying Funds.
The following table sets forth  additional  information  concerning  permissible investments  and  techniques  for  the  Underlying  Funds.  A "Y" in  the  table indicates that the Fund may invest in or follow the corresponding  instrument or technique.  An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

----------------------- ----------- -------- ----------- -------- ---------

                        Gartmore
                        Optimal                                   Gartmore
                        Allocations Gartmore             Gartmore Global
Type of Investment      Fund:       Bond     Gartmore    Enhanced Natural
or Technique            Defensive   Index    Convertible Income   Resources
----------------------- ----------- -------- ----------- -------- ---------
U.S. common stocks       Y                    Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Preferred stocks         Y                    Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Small company stocks     Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Special situation
companies                Y                    Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Illiquid securities      Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Restricted securities    Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
When-issued /
delayed-delivery
securities               Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Investment companies     Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Real estate investment
trusts (REITS)           Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Securities of foreign
issuers                  Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Depositary receipts      Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Securities from
developing
countries/emerging
markets                  Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Convertible
securities               Y                    Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Long-term debt           Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Long-term  debt when
originally issued but
with 397 days or
less remaining to
maturity                 Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Short-term debt          Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Floating and variable
rate securities          Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Zero coupon
securities               Y           Y        Y           Y
----------------------- ----------- -------- ----------- -------- ---------
Pay-in-kind bonds
----------------------- ----------- -------- ----------- -------- ---------
Deferred payment
securities
----------------------- ----------- -------- ----------- -------- ---------
Non-investment
grade debt               Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Loan participations
and assignments          Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Sovereign debt
(foreign)
(denominated in U.S. $)  Y           Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Foreign commercial
paper
(denominated in U.S. $)  Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Duration                 Y           Y        Y           Y
----------------------- ----------- -------- ----------- -------- ---------
U.S. government
securities               Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Money market
instruments              Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Mortgage-backed
securities               Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Stripped mortgage
securities               Y           Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Collateralized
mortgage obligations     Y           Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Mortgage dollar rolls    Y           Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Asset-backed securities  Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Bank and/or Savings
and Loan obligations     Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Repurchase agreements    Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Derivatives              Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Reverse repurchase
agreements               Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Warrants                 Y                    Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Futures                  Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Options                  Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Foreign currencies       Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Forward currency
contracts                Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Borrowing money          Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Lending portfolio
securities               Y           Y        Y           Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Investment of
securities
lending collateral       Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Short sales              Y           Y        Y                    Y
----------------------- ----------- -------- ----------- -------- ---------
Participation Interests
----------------------- ----------- -------- ----------- -------- ---------
Swap Agreements          Y           Y                             Y
----------------------- ----------- -------- ----------- -------- ---------
Credit Default Swaps                          Y
----------------------- ----------- -------- ----------- -------- ---------
Wrap Contracts
----------------------- ----------- -------- ----------- -------- ---------
Indexed securities       Y           Y                    Y        Y
----------------------- ----------- -------- ----------- -------- ---------
Strip Bonds
----------------------- ----------- -------- ----------- -------- ---------
Put Bonds
----------------------- ----------- -------- ----------- -------- ---------
Private Activity and
Industrial Development
Bonds
----------------------- ----------- -------- ----------- -------- ---------
Custodial Receipts
----------------------- ----------- -------- ----------- -------- ---------
Nationwide Contract
----------------------- ----------- -------- ----------- -------- ---------
Extendable Commercial
Notes                    Y                                         Y
----------------------- ----------- -------- ----------- -------- ---------
Standby Commitment
Agreements                           Y
----------------------- ----------- -------- ----------- -------- ---------
Municipal Securities
----------------------- ----------- -------- ----------- -------- ---------
Equity Linked Notes
----------------------- ----------- -------- ----------- -------- ---------
Exchange Traded Funds    Y
----------------------- ----------- -------- ----------- -------- ---------

(continued)

----------------------- -------- -------- -------- ---------- -------- --------
                                                                       Gartmore
                                                                       U.S.
                        Gartmore Gartmore                     Gartmore Growth
                        Hedged   High     Gartmore            Short    Leaders
Type of Investment      Core     Yield    Money    Gartmore   Duration Long-
or Technique            Equity   Bond     Market   Nationwide Bond     Short
----------------------- -------- -------- -------- ---------- -------- --------
U.S. common stocks       Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Preferred stocks         Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Small company stocks     Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Special situation
companies                Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Illiquid securities      Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Restricted securities    Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
When-issued /
delayed-delivery
securities               Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Investment companies     Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Real estate investment
trusts (REITS)           Y        Y                 Y
----------------------- -------- -------- -------- ---------- -------- --------
Securities of foreign
issuers                  Y        Y        Y        Y          Y
----------------------- -------- -------- -------- ---------- -------- --------
Depositary receipts      Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Securities from
developing
countries/emerging
markets                           Y
----------------------- -------- -------- -------- ---------- -------- --------
Convertible
securities               Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Long-term debt                    Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Long-term  debt when
originally issued but
with 397 days or
less remaining to
maturity                 Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Short-term debt          Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Floating and variable
rate securities          Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Zero coupon
securities                        Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Pay-in-kind bonds                 Y
----------------------- -------- -------- -------- ---------- -------- --------
Deferred payment
securities                        Y
----------------------- -------- -------- -------- ---------- -------- --------
Non-investment
grade debt                        Y
----------------------- -------- -------- -------- ---------- -------- --------
Loan participations
and assignments          Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Sovereign debt
(foreign)
(denominated in U.S. $)           Y        Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Foreign commercial
paper
(denominated in U.S. $)           Y        Y        Y          Y
----------------------- -------- -------- -------- ---------- -------- --------
Duration                          Y        Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
U.S. government
securities               Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Money market
instruments              Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Mortgage-backed
securities                        Y        Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Stripped mortgage
securities                        Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Collateralized
mortgage obligations              Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Mortgage dollar rolls             Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Asset-backed securities           Y        Y        Y          Y
----------------------- -------- -------- -------- ---------- -------- --------
Bank and/or Savings
and Loan obligations              Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Repurchase agreements    Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Derivatives              Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Reverse repurchase
agreements               Y        Y                 Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Warrants                 Y        Y                 Y                   Y
----------------------- -------- -------- -------- ---------- -------- --------
Futures                  Y        Y                 Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Options                  Y        Y                 Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Foreign currencies       Y        Y                                     Y
----------------------- -------- -------- -------- ---------- -------- --------
Forward currency
contracts                Y        Y                                     Y
----------------------- -------- -------- -------- ---------- -------- --------
Borrowing money          Y        Y        Y        Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Lending portfolio
securities               Y        Y                 Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Investment of
securities
lending collateral                Y                 Y          Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Short sales              Y        Y
----------------------- -------- -------- -------- ---------- -------- --------
Participation Interests           Y                                     Y
----------------------- -------- -------- -------- ---------- -------- --------
Swap Agreements          Y        Y                            Y
----------------------- -------- -------- -------- ---------- -------- --------
Credit Default Swaps              Y
----------------------- -------- -------- -------- ---------- -------- --------
Wrap Contracts
----------------------- -------- -------- -------- ---------- -------- --------
Indexed securities       Y                          Y          Y
----------------------- -------- -------- -------- ---------- -------- --------
Strip Bonds                       Y
----------------------- -------- -------- -------- ---------- -------- --------
Put Bonds                         Y
----------------------- -------- -------- -------- ---------- -------- --------
Private Activity and
Industrial Development
Bonds                             Y
----------------------- -------- -------- -------- ---------- -------- --------
Custodial Receipts                Y
----------------------- -------- -------- -------- ---------- -------- --------
Nationwide Contract
----------------------- -------- -------- -------- ---------- -------- --------
Extendable Commercial
Notes                                      Y
----------------------- -------- -------- -------- ---------- -------- --------
Standby Commitment
Agreements                        Y
----------------------- -------- -------- -------- ---------- -------- --------
Municipal Securities                       Y
----------------------- -------- -------- -------- ---------- -------- --------
Equity Linked Notes
----------------------- -------- -------- -------- ---------- -------- --------
Exchange Traded Funds
----------------------- -------- -------- -------- ---------- -------- --------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Information Concerning Duration

     Duration is a measure of the average life of a  fixed-income  security that was  developed  as a more  precise  alternative  to the  concepts  of  "term  to maturity" or "average dollar  weighted  maturity" as measures of "volatility" or
"risk"  associated  with  changes in interest  rates.  Duration  incorporates  a security's  yield,  coupon interest  payments,  final maturity and call features into one measure.

     Most debt obligations  provide interest  ("coupon") payments in addition to final ("par") payment at maturity.  Some  obligations also have call provisions.
Depending on the relative magnitude of these payments and the nature of the call provisions,  the market values of debt  obligations  may respond  differently to changes in interest rates.

     Traditionally,  a debt  security's  "term-to-maturity"  has been  used as a measure of the sensitivity of the security's  price to changes in interest rates
(which is the "interest rate risk" or  "volatility"  of the security).  However,
"term-to-maturity"  measures  only the time until a debt  security  provides its final payment, taking no account of the pattern of the security's payments prior to maturity.  Average  dollar  weighted  maturity is calculated by averaging the terms of  maturity  of each debt  security  held with each  maturity  "weighted"
according to the percentage of assets that it represents.  Duration is a measure of the expected  life of a debt  security on a present  value basis and reflects both  principal  and interest  payments.  Duration  takes the length of the time intervals  between the present time and the time that the interest and principal payments are  scheduled or, in the case of a callable  security,  expected to be received,  and weights them by the present  values of the cash to be received at each  future  point  in time.  For any  debt  security  with  interest  payments occurring  prior to the payment of principal,  duration is ordinarily  less than maturity.  In general, all other factors being the same, the lower the stated or coupon  rate of  interest  of a debt  security,  the longer the  duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations where the standard duration  calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities  often have final  maturities of ten or more years;
however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage  pass-through  securities.  The stated final maturity of such securities is generally 30 years, but current  prepayment rates are more critical in determining  the  securities'  interest rate  exposure.  In these and other similar situations, an Underlying Fund's investment adviser or a subadviser  will use more  sophisticated  analytical  techniques  to project the economic life of a security and estimate its interest rate  exposure.  Since the computation  of duration is based on  predictions  of future  events rather than known factors,  there can be no assurance  that the Underlying  Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S.  government  fixed-income  securities is largely a function of changes in the prevailing  level of interest  rates.  When interest rates are falling,  a portfolio with a shorter duration  generally will not  generate  as high a level  of total  return  as a  portfolio  with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration  portfolios
(assuming that long-term  interest rates are higher than short-term rates, which is  commonly  the case.) When  interest  rates are  rising,  a portfolio  with a shorter  duration will generally  outperform  longer duration  portfolios.  With respect to the composition of a fixed-income portfolio,  the longer the duration of the portfolio,  generally,  the greater the  anticipated  potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

     Debt  obligations are subject to the risk of an issuer's  inability to meet principal and interest  payments on its obligations when due ("credit risk") and
are  subject  to  price   volatility  due  to  such  factors  as  interest  rate
sensitivity,  market  perception  of the  creditworthiness  of the  issuer,  and general  market  liquidity.  Lower-rated  securities are more likely to react to developments affecting these risks than are more highly rated securities,  which react  primarily to movements in the general level of interest  rates.  Although the  fluctuation  in the price of debt  securities is normally less than that of common  stocks,  in the past  there  have  been  extended  periods  of  cyclical increases in interest rates that have caused  significant  declines in the price of debt  securities  in  general  and have  caused  the  effective  maturity  of securities with prepayment features to be extended,  thus effectively converting short or intermediate-term  securities (which tend to be less volatile in price)
into long term securities (which tend to be more volatile in price).

     Ratings  as   Investment   Criteria.   High-quality,   medium-quality   and
non-investment  grade debt obligations are  characterized as such based on their ratings by nationally  recognized  statistical rating organizations  ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor
Services  ("Moody's").  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities  that they rate. Such ratings, however, are relative and subjective,  and are not absolute standards of quality and do not evaluate the market value risk of the  securities.  These ratings are used by an  Underlying  Fund as initial  criteria for the selection of portfolio securities,  but the Underlying Fund also relies upon the independent  advice of the  Underlying  Fund's  adviser  to  evaluate  potential  investments.  This is particularly important for lower-quality securities. Among the factors that will be  considered  is the  long-term  ability  of the issuer to pay  principal  and interest and general economic trends, as well as an issuer's capital  structure, existing debt and earnings history. The Appendix to this Statement of Additional
Information  contains further  information about the rating categories of NRSROs and their significance.

     Subsequent  to its purchase by an  Underlying  Fund, an issue of securities may cease to be rated or its rating may be reduced  below the  minimum  required for purchase by the Underlying  Fund. In addition,  it is possible that an NRSRO might not change its rating of a particular issue to reflect  subsequent events.
None of these events  generally  will require sale of such  securities,  but the
Underlying  Fund's  adviser will  consider such events in its  determination  of whether the Underlying Fund should continue to hold the securities.

     In addition,  to the extent that the ratings  change as a result of changes in an NRSRO or its rating  systems,  or due to a corporate  reorganization,  the
Underlying  Fund will attempt to use  comparable  ratings as  standards  for its investments in accordance with its investment objective and policies.

     Medium-Quality  Securities.  Certain  of the  Underlying  Funds  anticipate investing in  medium-quality  obligations,  which are  obligations  rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered  investment-grade,  may have some speculative characteristics and may be subject to greater  fluctuations in value than  higher-rated  securities.  In addition,  the issuers of  medium-quality  securities may be more  vulnerable to
adverse  economic   conditions  or  changing   circumstances   than  issuers  of
higher-rated securities.

     Lower Quality (High-Risk)  Securities.  Non-investment  grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities")
include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA
Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by
Standard & Poor's,  Not Prime by Moody's or Fitch 4 by Fitch;  and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There
is  more  risk   associated   with   these   investments   because   of  reduced
creditworthiness  and increased risk of default.  Under NRSRO guidelines,  lower quality  securities  and  comparable  unrated  securities  will likely have some
quality  and   protective   characteristics   that  are   outweighed   by  large
uncertainties  or major risk  exposures  to adverse  conditions.  Lower  quality securities are considered to have extremely poor prospects of ever attaining any real  investment  standing,  to have a  current  identifiable  vulnerability  to default  or to be in  default,  to be  unlikely  to have  the  capacity  to make required  interest payments and repay principal when due in the event of adverse business,  financial or economic conditions,  or to be in default or not current in the payment of  interest or  principal.  They are  regarded as  predominantly speculative  with  respect to the  issuer's  capacity to pay  interest and repay principal.  The special risk  considerations  in connection with  investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes.  Interest-bearing securities typically  experience  appreciation when interest rates decline and depreciation when interest  rates rise.  The market values of  lower-quality  and  comparable unrated  securities  tend to  reflect  individual  corporate  developments  to a greater  extent  than do higher  rated  securities,  which  react  primarily  to
fluctuations  in  the  general  level  of  interest  rates.   Lower-quality  and
comparable  unrated  securities  also  tend to be  more  sensitive  to  economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than  securities  in the  higher-rated  categories.  During an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged  issuers  of  lower-quality  and  comparable  unrated  securities  may experience  financial stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be  adversely  affected by specific  corporate  developments,  the issuer's inability to meet specific projected business forecasts or the unavailability of additional  financing.  The risk of loss due to  default  by an  issuer of these securities is significantly greater than issuers of higher-rated securities also because such  securities are generally  unsecured and are often  subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security  defaulted,  an Underlying Fund might incur additional expenses to seek recovery.  Periods of  economic  uncertainty  and changes  would also  generally result in increased volatility in the market prices of these securities and thus in an Underlying Fund's net asset value.

     As previously  stated,  the value of a lower-quality or comparable  unrated security  will  generally  decrease  in  a  rising  interest  rate  market,  and accordingly so will an Underlying  Fund's net asset value. If an Underlying Fund experiences  unexpected net  redemptions  in such a market,  it may be forced to liquidate  a  portion  of its  portfolio  securities  without  regard  to  their investment  merits. Due to the limited liquidity of lower-quality and comparable unrated  securities  (discussed  below),  an  Underlying  Fund may be  forced to liquidate  these  securities at a substantial  discount  which would result in a lower rate of return to the Underlying Fund.

     Payment  Expectations.  Lower-quality  and  comparable  unrated  securities typically  contain  redemption,  call or prepayment  provisions which permit the issuer of such  securities  containing  such  provisions to, at its  discretion, redeem the  securities.  During periods of falling  interest  rates,  issuers of these  securities  are likely to redeem or prepay the  securities  and refinance them with debt  securities at a lower  interest rate. To the extent an issuer is able to refinance the securities,  or otherwise  redeem them, an Underlying Fund may have to replace the securities with a lower yielding  security,  which would result in a lower return for the Underlying Fund.

     Liquidity and Valuation.  An Underlying Fund may have difficulty  disposing of certain  lower-quality and comparable unrated securities because there may be a thin  trading  market for such  securities.  Because not all dealers  maintain markets in all lower-quality and comparable unrated securities,  there may be no established retail secondary market for many of these securities. The Underlying
Fund  anticipates that such securities could be sold only to a limited number of dealers or  institutional  investors.  To the extent a secondary  trading market does  exist,  it is  generally  not  as  liquid  as  the  secondary  market  for higher-rated  securities.  The lack of a  liquid  secondary  market  may have an adverse impact on the market price of the security.  As a result,  an Underlying
Fund's  asset  value and  ability  to  dispose of  particular  securities,  when necessary to meet such  Underlying  Fund's  liquidity  needs or in response to a specific  economic event may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for an Underlying Fund to obtain accurate market  quotations for purposes of valuing the Underlying Fund's portfolio.  Market quotations are generally  available on many lower quality and comparable  unrated  issues  only from a limited  number of dealers  and may not necessarily  represent  firm bids of such  dealers or prices  for actual  sales.
During  periods of thin  trading,  the spread  between  bid and asked  prices is likely to increase  significantly.  In addition,  adverse publicity and investor perceptions,  whether or not based on  fundamental  analysis,  may  decrease the values  and  liquidity  of lower  quality  and  comparable  unrated  securities, especially in a thinly traded market.

-    U.S.  Government  Securities.  U.S.  government  securities  are  issued or guaranteed  by the U.S.  government  or its agencies or  instrumentalities.
     Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills,  notes, and bonds.  Securities issued by government agencies or instrumentalities include obligations of the following:

     -    The   Federal   Housing    Administration   and   the   Farmers   Home
          Administration;
     -    The Government National Mortgage Association ("GNMA"),  including GNMA pass-through  certificates,  which are  backed  by the full  faith and credit of the United States government;
     -    The Federal Home Loan Banks,  whose  securities  are supported only by the credit of such agency;
     -    The Federal Farm Credit Banks,  government-sponsored institutions that consolidate  the financing  activities of the Federal Land Banks,  the
          Federal Intermediate Credit Banks and the Banks for Cooperatives and
     -    The Federal Home Loan Mortgage  Corporation  ("FHLMC") and the Federal
          National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S.
          government.  However,  the Secretary of the Treasury has the authority to  support  FHLMC and FNMA by  purchasing  limited  amounts  of their respective obligations.

The U.S. government and its agencies and  instrumentalities do not guarantee the market value of their  securities;  consequently,  the value of such  securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an  outstanding  Treasury  security and selling them as  individual securities.  To the extent an Underlying Fund purchases the principal portion of
STRIPS, the Underlying Fund will not receive regular interest payments.  Instead
STRIPS are sold at a deep discount from their face value.  Because the principal portion of the STRIPS  does not pay  current  income,  its price can be volatile when interest rates change. In calculating  their dividend,  the Underlying Fund takes into account as income a portion of the  difference  between the principal portion of a STRIPS's purchase price and its face value.

     Mortgage and Asset-Backed Securities.  Mortgage-backed securities represent direct  or  indirect  participation  in, or are  secured  by and  payable  from, mortgage  loans secured by real  property.  Mortgage-backed  securities  come in different forms. The simplest form of mortgage-backed securities is pass-through certificates.  Such  securities  may be issued or guaranteed by U.S.  government agencies or  instrumentalities  or may be issued by private  issuers,  generally originators in mortgage loans, including savings and loan associations, mortgage bankers,  commercial  banks,  investment  bankers and special  purpose  entities
(collectively,  "private lenders").  The purchase of mortgage-backed  securities from private  lenders may entail  greater risk than  mortgage-backed  securities that  are  issued  or  guaranteed  by  the  U.S.  government,  its  agencies  or instrumentalities.  Mortgage-backed  securities issued by private lenders may be supported by pools of mortgage loans or other  mortgage-backed  securities  that are  guaranteed,  directly or indirectly,  by the U.S.  government or one of its agencies or  instrumentalities,  or they may be issued without any  governmental
guarantee   of  the   underlying   mortgage   assets   but  with  some  form  of
non-governmental  credit  enhancement.  These  credit  enhancements  may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

     Since  privately  issued  mortgage  certificates  are not  guaranteed by an entity  having  the  credit  status of the GNMA or the  FHLMC,  such  securities generally  are  structured  with one or more types of credit  enhancement.  Such credit enhancement falls into two categories: (i) liquidity protection; and (ii)
protection  against losses  resulting from ultimate default by an obligor on the underlying  assets.  Liquidity  protection refers to the provisions of advances, generally  by the entity  administering  the pool of assets,  to ensure that the pass-through  of payments due on the underlying pool occurs in a timely fashion.
Protection   against  losses   resulting  from  ultimate  default  enhances  the
likelihood of ultimate  payment of the  obligations on at least a portion of the assets  in the  pool.  Such  protection  may  be  provided  through  guarantees, insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of  mortgage-backed  securities  for which  third-party  credit enhancement  provides  liquidity  protection or protection  against  losses from default are  generally  dependent  upon the  continued  creditworthiness  of the provider  of the credit  enhancement.  The ratings of such  securities  could be subject to reduction in the event of  deterioration in the  creditworthiness  of the  credit  enhancement  provider  even in cases  where  the  delinquency  loss experience on the underlying  pool of assets is better than expected.  There can be no assurance that the private issuers or credit enhancers of  mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support  arising out of the structure of the transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments  sometimes  funded  from a  portion  of the payments on the underlying assets are held in reserve against future losses) and
"over-collateralization"  (where the  scheduled  payments  on, or the  principal amount of, the  underlying  assets exceed those  required to make payment of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each  issue is  generally  based on  historical  information  with respect  to the level of credit  risk  associated  with the  underlying  assets.
Delinquency  or loss in  excess of that  which is  anticipated  could  adversely affect the return on an investment in such security.

     Private  lenders or  government-related  entities may also create  mortgage loan pools  offering  pass-through  investments  where the mortgages  underlying these  securities may be alternative  mortgage  instruments,  that is,  mortgage instruments  whose  principal  or interest  payments  may vary or whose terms to maturity  may  be  shorter  than  was  previously  customary.  As new  types  of
mortgage-related   securities  are  developed  and  offered  to  investors,   an
Underlying  Fund,  consistent  with its investment  objective and policies,  may consider making investments in such new types of securities.

     The yield  characteristics of mortgage-backed  securities differ from those of  traditional  debt  obligations.  Among the  principal  differences  are that interest and  principal  payments are made more  frequently  on  mortgage-backed securities,  usually  monthly,  and that  principal  may be  prepaid at any time because the underlying  mortgage loans or other assets  generally may be prepaid at any time. As a result,  if an Underlying Fund purchases these securities at a premium,  a prepayment  rate that is faster than  expected  will reduce yield to maturity,  while a  prepayment  rate that is lower than  expected  will have the opposite  effect  of  increasing  the  yield  to  maturity.  Conversely,  if the
Underlying Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is  slower  than  expected  will  reduce  yield  to  maturity.  Accelerated prepayments  on  securities  purchased by an  Underlying  Fund at a premium also impose a risk of loss of  principal  because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike   fixed   rate   mortgage-backed    securities,    adjustable   rate
mortgage-backed  securities  are  collateralized  by or  represent  interest  in mortgage loans with variable rates of interest. These variable rates of interest reset  periodically  to align  themselves  with market rates. An Underlying Fund will not benefit from  increases in interest  rates to the extent that  interest rates rise to the point  where they cause the current  coupon of the  underlying adjustable  rate  mortgages to exceed any maximum  allowable  annual or lifetime reset  limits (or "cap  rates") for a particular  mortgage.  In this event,  the value of the adjustable rate  mortgage-backed  securities in the Underlying Fund would likely decrease. Also, the Underlying Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim  periods  between coupon reset dates or if the timing of changes to the index upon which the rate for the  underlying mortgage  is based  lags  behind  changes  in market  rates.  During  periods of declining interest rates,  income to the Underlying Fund derived from adjustable rate  mortgage  securities  which  remain in a mortgage  pool will  decrease  in contrast  to the income on fixed rate  mortgage  securities,  which will  remain constant. Adjustable-rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed-rate investments.

     There  are a  number  of  important  differences  among  the  agencies  and instrumentalities of the U.S. government that issue  mortgage-backed  securities and among the securities that they issue.  Mortgage-backed  securities issued by the GNMA include GNMA Mortgage Pass-Through  Certificates (also known as "Ginnie
Maes") which are  guaranteed as to the timely  payment of principal and interest by the GNMA and such  guarantee  is backed by the full  faith and  credit of the
United States. GNMA certificates also are supported by the authority of the GNMA to borrow funds from the U.S.  Treasury to make  payments  under its  guarantee.
Mortgage-backed  securities issued by the FNMA include FNMA Guaranteed  Mortgage
Pass-Through  Certificates  (also known as "Fannie  Maes")  which are solely the obligations  of the FNMA and are not backed by or entitled to the full faith and credit of the United States.  Fannie Maes are guaranteed as to timely payment of the principal and interest by the FNMA. Mortgage-backed securities issued by the
FHLMC include FHLMC Mortgage Participation  Certificates (also known as "Freddie
Macs" or "PCs"). The FHLMC is a corporate  instrumentality of the United States, created pursuant to an Act of Congress,  which is owned entirely by Federal Home
Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection  or  timely  payment  of all  principal  payments  on the  underlying mortgage loans.  When the FHLMC does not guarantee  timely payment of principal,
FHLMC may remit the amount due on account of its  guarantee of ultimate  payment of  principal at any time after  default on an  underlying  mortgage,  but in no event later than one year after it becomes payable.

     Asset-backed   securities  have  structural   characteristics   similar  to
mortgage-backed  securities.  However,  the underlying assets are not first-lien mortgage  loans or interests  therein;  rather they include assets such as motor vehicle  installment  sales contracts,  other  installment loan contracts,  home equity loans,  leases of various types of property and  receivables  from credit card and other  revolving  credit  arrangements.  Payments or  distributions  of
principal  and  interest  on   asset-backed   securities  may  be  supported  by
non-governmental  credit  enhancements  similar to those  utilized in connection with  mortgage-backed  securities.  The  credit  quality  of  most  asset-backed securities depends primarily on the credit quality of the assets underlying such securities,  how well the entity  issuing  the  security is  insulated  from the credit risk of the originator or any other affiliated  entities,  and the amount and quality of any credit enhancement of the securities.

     Collateralized  Mortgage Obligations  ("CMOs") and Multiclass  Pass-Through
Securities.  CMOs are a more complex form of mortgage-backed  securities in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through  certificates.  As a result of changes  prompted by the 1986 Tax
Reform  Act,  most CMOs are  today  issued as Real  Estate  Mortgage  Investment
Conduits ("REMICs").  From the perspective of the investor,  REMICs and CMOs are virtually  indistinguishable.  However,  REMICs  differ from CMOs in that REMICs provide  certain tax  advantages for the issuer of the  obligation.  Multi-class pass-through  securities  are  interests  in a trust  composed of whole loans or
private  pass-throughs   (collectively  hereinafter  referred  to  as  "Mortgage
Assets").  Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac
Certificates,  but also may be  collateralized  by mortgage  assets.  Unless the context  indicates  otherwise,  all references herein to CMOs include REMICs and multi-class pass-through  securities.  Payments of principal and interest on the mortgage assets, and any reinvestment  income thereon,  provide the funds to pay debt  service on the CMOs or make  scheduled  distributions  on the  multi-class pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S.  government,  or by private  originators  of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage  banks,  commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     In order to form a CMO,  the  issuer  assembles  a package  of  traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security.  Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated  maturity  or  final  distribution  date.  Principal  prepayments  on the mortgage  assets may cause the CMOs to be  retired  substantially  earlier  than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly,  quarterly  or  semiannual  basis.  The principal  of and interest on the  mortgage  assets may be  allocated  among the several  classes of a series of a CMO in  innumerable  ways.  In one  structure, payments of  principal,  including any  principal  prepayments,  on the mortgage assets  are  applied to the  classes  of a CMO in the order of their  respective stated maturities or final  distribution  dates, so that no payment of principal will be made on any  class of CMOs  until all other  classes  having an  earlier stated  maturity or final  distribution  date have been paid in full.  As market conditions  change,  and  particularly  during periods of rapid or unanticipated changes in market interest rates, the  attractiveness of the CMO classes and the ability of the structure to provide the anticipated  investment  characteristics may be  significantly  reduced.  Such  changes can result in  volatility  in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain of the Underlying Funds may also invest in, among others,  parallel pay CMOs and Planned  Amortization  Class CMOs ("PAC Bonds").  Parallel pay CMOs
are  structured  to provide  payments of  principal on each payment date to more
than  one  class.  These  simultaneous   payments  are  taken  into  account  in
calculating the stated maturity date or final  distribution  date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of
CMO tranche or series  designed to provide  relatively  predictable  payments of principal provided that, among other things, the actual prepayment experience on the  underlying  mortgage loans falls within a predefined  range.  If the actual prepayment  experience on the  underlying  mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions  occur, principal  payments on the PAC Bond may be earlier or later than predicted.  The magnitude  of the  predefined  range  varies  from  one PAC Bond to  another;  a narrower  range  increases  the risk  that  prepayments  on the PAC Bond will be greater  or  smaller  than  predicted.  Because  of these  features,  PAC  Bonds generally  are less subject to the risks of  prepayment  than are other types of mortgage-backed securities.

     Stripped Mortgage  Securities.  Stripped mortgage securities are derivative multiclass  mortgage  securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,
mortgage  banks,   commercial  banks,   investment  banks  and  special  purpose
subsidiaries  of  the  foregoing.  Stripped  mortgage  securities  have  greater volatility than other types of mortgage  securities.  Although stripped mortgage securities are purchased and sold by  institutional  investors  through  several investment  banking  firms  acting as  brokers or  dealers,  the market for such securities  has not yet been fully  developed.  Accordingly,  stripped  mortgage securities are generally illiquid.

     Stripped  mortgage  securities are  structured  with two or more classes of securities  that receive  different  proportions  of the interest and  principal distributions on a pool of mortgage  assets. A common type of stripped  mortgage security  will have at least one class  receiving  only a small  portion  of the interest and a larger portion of the principal from the mortgage  assets,  while the other class will receive primarily  interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest
("IO" or interest-only), while the other class will receive all of the principal
("PO" or  principal-only  class).  The yield to maturity  on IOs,  POs and other mortgage-backed  securities  that are  purchased  at a  substantial  premium  or discount  generally  are  extremely  sensitive not only to changes in prevailing
interest  rates  but  also  to  the  rate  of  principal   payments   (including
prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of principal  payments may have a material adverse effect on such securities' yield
to  maturity.   If  the  underlying  mortgage  assets  experience  greater  than anticipated  prepayments  of  principal,  an  Underlying  Fund may fail to fully recoup its initial  investment in these  securities  even if the securities have received the highest rating by a NRSRO.

     In  addition  to the  stripped  mortgage  securities  described  above,  an
Underlying  Fund may invest in similar  securities such as Super POs and Levered
IOs which are more volatile  than POs, IOs and IOettes.  Risks  associated  with instruments  such as Super POs are similar in nature to those  risks  related to investments in POs. IOettes  represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.
Unlike IOs, the owner also has the right to receive a very small  portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those  associated with IOs. The Underlying Fund may also invest in other similar instruments  developed  in the  future  that  are  deemed  consistent  with  its investment  objective,  policies and restrictions.  See "Additional  General Tax
Information" in this Statement of Additional Information.

     Certain  Underlying  Funds  may  also  purchase  stripped   mortgage-backed
securities for hedging purposes to protect against  interest rate  fluctuations.
For example,  since an IO will tend to increase in value as interest rates rise, it may be  utilized to hedge  against a decrease in value of other  fixed-income securities in a rising  interest rate  environment.  With respect to IOs, if the underlying mortgage securities  experience greater than anticipated  prepayments of principal, an Underlying Fund may fail to recoup fully its initial investment in these  securities  even if the  securities  are rated in the  highest  rating category by an NRSRO.  Stripped  mortgage-backed  securities may exhibit greater price  volatility than ordinary debt  securities  because of the manner in which their principal and interest are returned to investors.  The market value of the class  consisting  entirely of principal  payments can be extremely  volatile in response to changes in interest  rates.  The yields on stripped  mortgage-backed securities  that receive all or most of the interest are  generally  higher than prevailing market yields on other mortgage-backed obligations because their cash flow  patterns  are also  volatile  and there is a greater risk that the initial investment  will not be fully  recouped.  The market for CMOs and other stripped mortgage-backed  securities  may be less liquid if these  securities  lose their value as a result of changes in interest rates; in that case, an Underlying Fund may have difficulty in selling such securities.

     Private  Activity and Industrial  Development  Bonds.  Private activity and industrial  development  bonds are obligations  issued by or on behalf of public authorities  to raise  money to  finance  various  privately  owned or  operated facilities  for business  and  manufacturing,  housing,  sports,  and  pollution control.  These  bonds  are  also  used to  finance  public  facilities  such as airports,  mass  transit  systems,  ports,  parking,  and sewage and solid waste disposal  facilities,  as well as certain  other  facilities  or  projects.  The payment of the  principal  and  interest  on such bonds is  generally  dependent solely on the ability of the facility's  user to meet its financial  obligations and the pledge,  if any, of real and  personal  property so financed as security for such payment.

     Put Bonds. "Put" bonds are securities  (including  securities with variable interest  rates)  that may be sold back to the  issuer of the  security  at face value at the option of the holder prior to their stated maturity. The Underlying
Fund's adviser intends to purchase only those put bonds for which the put option is an integral  part of the security as originally  issued.  The option to "put"
the bond back to the issuer prior to the stated  final  maturity can cushion the price decline of the bond in a rising interest rate  environment.  However,  the premium  paid, if any, for an option to put will have the effect of reducing the yield  otherwise  payable  on  the  underlying  security.  For  the  purpose  of determining the "maturity" of securities  purchased subject to an option to put, and for the purpose of determining  the dollar weighted  average  maturity of an
Underlying  Fund holding such  securities,  the  Underlying  Fund will  consider
"maturity" to be the first date on which it has the right to demand payment from the issuer.

     Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S.
dollars,  issued  under the  framework  of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor  nations to  restructure  their  outstanding  external commercial bank indebtedness. In restructuring its external debt under the Brady
Plan  framework,  a debtor nation  negotiates  with its existing bank lenders as
well  as  multilateral   institutions  such  as  the   International   Bank  for
Reconstruction and Development (the "World Bank") and the International Monetary
Fund (the "IMF").  The Brady Plan framework,  as it has developed,  contemplates the  exchange of external  commercial  bank debt for newly issued bonds known as
"Brady  Bonds."  Brady  Bonds may also be issued in respect  of new money  being advanced by existing  lenders in  connection  with the debt  restructuring.  The
World Bank and/or the IMF support the  restructuring by providing funds pursuant to loan  agreements  or other  arrangements  that  enable the  debtor  nation to collateralize  the new Brady Bonds or to repurchase  outstanding  bank debt at a discount.  Under these  arrangements  with the World Bank and/or the IMF, debtor nations have been required to agree to the  implementation  of certain  domestic monetary and fiscal reforms.  Such reforms have included the  liberalization  of trade and foreign investment,  the privatization of state-owned  enterprises and the setting of targets for public  spending and  borrowing.  These  policies and programs seek to promote the debtor  country's  economic growth and development.
Investors  should  also  recognize  that the Brady Plan only sets forth  general guiding  principles for economic  reform and debt  reduction,  emphasizing  that solutions must be negotiated on a case-by-case  basis between debtor nations and their creditors.  An Underlying Fund's adviser may believe that economic reforms undertaken by countries in connection  with the issuance of Brady Bonds may make the debt of countries  which have issued or have announced  plans to issue Brady
Bonds  an  attractive  opportunity  for  investment.  However,  there  can be no assurance  that the adviser's  expectations  with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service  reduction through specific options negotiated by a debtor nation with its creditors.  As a result,  the financial packages offered by each country  differ.  The types of options have included the exchange of outstanding commercial  bank debt for bonds  issued at 100% of face value of such debt which carry a  below-market  stated rate of interest  (generally  known as par bonds), bonds issued at a discount from the face value of such debt (generally  known as discount  bonds),  bonds bearing an interest rate which  increases over time and bonds issued in exchange for the  advancement of new money by existing  lenders.
Regardless  of the stated  face amount and stated  interest  rate of the various types of Brady Bonds,  an Underlying Fund will purchase Brady Bonds in secondary markets,  as  described  below,  in which the  price  and yield to the  investor reflect market  conditions at the time of purchase.  Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances,  which in effect constitute  supplemental interest payments but generally are not collateralized.
Certain  Brady  Bonds  have  been  collateralized  as to  principal  due date at maturity  (typically  30 years from the date of issuance) by U.S.  Treasury zero coupon  bonds with a maturity  equal to the final  maturity of such Brady Bonds.
The U.S.  Treasury  bonds  purchased  as  collateral  for such  Brady  Bonds are financed  by the IMF,  the  World  Bank and the  debtor  nations'  reserves.  In
addition,   interest   payments   on  certain   types  of  Brady  Bonds  may  be
collateralized  by cash or  high-grade  securities  in  amounts  that  typically represent  between 12 and 18 months of interest  accruals  on these  instruments with the balance of the interest accruals being  uncollateralized.  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations  held as  collateral  for  the  payment  of  principal  will  not be distributed  to investors,  nor will such  obligations  be sold and the proceeds distributed.  The  collateral  will  be  held  by the  collateral  agent  to the scheduled  maturity of the  defaulted  Brady  Bonds,  which will  continue to be outstanding,  at which  time the fact  amount of the  collateral  will equal the principal  payments  that  would  have then  been due on the Brady  Bonds in the normal  course.  However,  in light of the residual risk of the Brady Bonds and, among other  factors,  the history of default  with respect to  commercial  bank loans  by  public  and  private  entities  of  countries  issuing  Brady  Bonds, investments in Brady Bonds are considered  speculative.  The Underlying Fund may purchase  Brady  Bonds with no or limited  collateralization,  and will rely for payment of interest  and (except in the case of principal  collateralized  Brady
Bonds)  principal  primarily  on the  willingness  and  ability  of the  foreign government to make payment in accordance with the terms of the Brady Bonds.

     Municipal Securities.  Municipal securities include debt obligations issued by governmental  entities to obtain funds for various public  purposes,  such as the  construction  of a wide  range  of  public  facilities,  the  refunding  of outstanding  obligations,  the payment of general  operating  expenses,  and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public  authorities to finance  various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

     Other types of municipal  securities  include short-term General Obligation
Notes, Tax Anticipation  Notes, Bond Anticipation  Notes,  Revenue  Anticipation
Notes, Project Notes,  Tax-Exempt Commercial Paper,  Construction Loan Notes and
other forms of short-term  tax-exempt  loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other  revenues.  In addition,  the Gartmore  Tax-Free Income
Fund may invest in other  types of  tax-exempt  instruments,  such as  municipal bonds, private activity bonds, and pollution control bonds.

     Project Notes are issued by a state or local housing agency and are sold by the  Department of Housing and Urban  Development.  While the issuing agency has the primary  obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States  through  agreements  with the issuing authority which provide that, if required,  the federal  government will lend the issuer an amount equal to the  principal of and interest on the Project
Notes.

     The two  principal  classifications  of  municipal  securities  consist  of
"general obligation" and "revenue" issues.  There are, of course,  variations in the quality of municipal securities, both within a particular classification and between  classifications,  and the yields on municipal  securities depend upon a variety of factors,  including  the financial  condition of the issuer,  general conditions of the municipal bond market, the size of a particular offering,  the maturity of the  obligation and the rating of the issue.  Ratings  represent the opinions of an NRSRO as to the  quality of  municipal  securities.  It should be emphasized,  however, that ratings are general and are not absolute standards of quality,  and municipal  securities  with the same  maturity,  interest rate and rating  may  have  different  yields,  while  municipal  securities  of the same maturity  and  interest  rate with  different  ratings  may have the same yield.
Subsequent to purchase,  an issue of municipal  securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The
Underlying Fund's adviser will consider such an event in determining whether the
Underlying Fund should continue to hold the obligation.

     An issuer's  obligations under its municipal  securities are subject to the provisions of  bankruptcy,  insolvency,  and other laws affecting the rights and remedies of creditors,  such as the federal  bankruptcy  code, and laws, if any, which may be enacted by Congress or state  legislatures  extending  the time for payment of principal or interest,  or both, or imposing other  constraints  upon the  enforcement of such  obligations or upon the ability of  municipalities  to levy taxes.  The power or ability of an issuer to meet its  obligations  for the payment  of  interest  on and  principal  of  its  municipal  securities  may be materially adversely affected by litigation or other conditions.

     Strip  Bonds.  Strip bonds are debt  securities  that are stripped of their interest (usually by a financial  intermediary) after the securities are issued.
The market value of these  securities  generally  fluctuates more in response to changes  in  interest  rates  than  interest  paying  securities  of  comparable maturity.

     Custodial Receipts.  Certain Funds may acquire U.S.  government  securities and their unmatured  interest  coupons that have been separated  ("stripped") by their holder,  typically a custodian bank or investment  brokerage firm.  Having separated  the  interest  coupons  from  the  underlying  principal  of the U.S.
government  securities,  the holder  will  resell  the  stripped  securities  in custodial receipt programs with a number of different names, including "Treasury
Income  Growth  Receipts"  ("TIGRs")  and  "Certificate  of Accrual on  Treasury
Securities"  ("CATS").  The  stripped  coupons  are  sold  separately  from  the underlying principal, which is usually sold at a deep discount because the buyer receives  only the right to receive a future  fixed  payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying
U.S.  Treasury bonds and notes  themselves are generally held in book-entry form at a Federal Reserve Bank.  Counsel to the underwriters of these certificates or other  evidences of ownership of U.S.  Treasury  securities have stated that, in their opinion,  purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government  securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue
Service  ("IRS") has reached this conclusion for the purpose of applying the tax diversification  requirements  applicable to regulated investment companies such as the  Underlying  Funds.  CATS and TIGRs are not  considered  U.S.  government securities by the Staff of the Securities and Exchange  Commission  (the "SEC"),
however.  Further,  the IRS  conclusion is contained  only in a general  counsel memorandum,  which is an internal  document of no precedential  value or binding effect,  and a private letter  ruling,  which also may not be relied upon by the
Underlying Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Money Market Instruments

     Money market instruments may include the following types of instruments:

     --  obligations  issued or  guaranteed  as to interest and principal by the
U.S. government, its agencies, or instrumentalities,  or any federally chartered corporation, with remaining maturities of 397 days or less;

     --  obligations  of  sovereign   foreign   governments,   their   agencies,
instrumentalities and political  subdivisions,  with remaining maturities of 397 days or less;

     -- obligations of municipalities  and states,  their agencies and political subdivisions with remaining maturities of 397 days or less;

     --  asset-backed  commercial  paper  whose own  rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

     -- repurchase agreements;

     -- bank or savings and loan obligations;

     -- commercial paper (including  asset-backed  commercial paper),  which are short-term unsecured promissory notes issued by corporations in order to finance their  current  operations.  It may also be issued by foreign  governments,  and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating  categories by an NRSRO,  or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     --  bank  loan  participation   agreements   representing   obligations  of
corporations having a high quality short-term rating, at the date of investment, and under which the Underlying  Funds will look to the  creditworthiness  of the lender bank,  which is obligated to make  payments of principal  and interest on the loan, as well as to creditworthiness of the borrower.

     --  high  quality  short-term  (maturity  in 397  days or  less)  corporate obligations,  rated within the top two rating  categories by an NRSRO or, if not rated, deemed to be of comparable quality by the Underlying Fund's adviser.

     -- extendable  commercial notes,  which differ from traditional  commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.

     -- unrated short term (maturing in 397 days or less) debt  obligations that are determined by an Underlying  Fund's  adviser to be of comparable  quality to the securities described above.

Extendable Commercial Notes

     Certain Underlying Funds may invest in extendable  commercial notes (ECNs).
ECNs may serve as an alternative to traditional  commercial  paper  investments.
ECNs are  corporate  notes which are issued at a discount  and  structured  such that, while the note has an initial redemption date (the initial redemption date is no more  than 90 days from the date of issue)  upon  which the notes  will be redeemed,  the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without  seeking note holder consent.  In  the  event  the  ECN is  redeemed  by the  issuer  on its  initial redemption date, investors receive a premium step-up rate, which is based on the
ECNs rating at the time. If the notes are not redeemed on the initial redemption date,  they will bear interest from the initial  redemption date to the maturity date of the note at a  floating  rate of  interest  (this  interest  serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to  exercise  its option to extend the ECN beyond the  initial  redemption  date can expose  investors  to  interest  rate  risks, liquidity  risks,  credit risks and  mark-to-market  risks.  Proponents of ECNs, however,  argue that the  punitive  interest  rate  which  applies if the ECN is extended  beyond  its  initial  redemption  date will  discourage  issuers  from
extending  the  notes.   Proponents  further  argue  that  the  reputation  risk
associated  with the decision to extend an ECN obligation  will prevent  issuers from extending the notes,  provided that the issuer is not in extreme  financial distress. The Underlying Funds will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Repurchase Agreements

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by an Underlying Fund, the Underlying  Fund's custodian,  or a subcustodian,  will have custody of, and will segregate  securities  acquired by the  Underlying  Fund under a repurchase agreement.  Repurchase  agreements  are  contracts  under  which  the buyer of a security  simultaneously  commits  to resell  the  security  to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Underlying Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities  regardless  of their  remaining  maturities,  and will  require that additional  securities  be  deposited  with it if the  value  of the  securities purchased  should  decrease below resale price.  Repurchase  agreements  involve certain  risks  in the  event of  default  or  insolvency  by the  other  party, including  possible delays or restrictions  upon an Underlying Fund's ability to dispose of the  underlying  securities,  the risk of a  possible  decline in the value of the  underlying  securities  during the period in which the  Underlying
Fund  seeks to  assert  its  rights  to them,  the  risk of  incurring  expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase  agreement.  An Underlying Fund's adviser reviews the creditworthiness  of those banks and non-bank  dealers with which the Underlying
Fund enters into repurchase agreements to evaluate these risks.

Bank Obligations

     Bank  obligations  that may be  purchased  by an  Underlying  Fund  include certificates  of  deposit,  bankers'  acceptances  and fixed  time  deposits.  A certificate  of  deposit  is a  short-term  negotiable  certificate  issued by a
commercial   bank   against   funds   deposited   in  the  bank  and  is  either
interest-bearing  or purchased on a discount  basis. A bankers'  acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank,  which  unconditionally  guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of
U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of  interest.  Although  fixed time  deposits do not have a market, there are no  contractual  restrictions  on the right to  transfer a  beneficial interest in the deposit to a third party.

     Bank  obligations  may be general  obligations of the parent bank or may be limited to the issuing  branch by the terms of the  specific  obligations  or by government  regulation.  Bank  obligations  may  be  issued  by  domestic  banks
(including  their  branches  located  outside the United  States),  domestic and foreign branches of foreign banks and savings and loan associations.

     Eurodollar  and  Yankee   Obligations.   Eurodollar  bank  obligations  are
dollar-denominated  certificates of deposit and time deposits issued outside the
U.S.  capital  markets by foreign  branches of U.S.  banks and by foreign banks.
Yankee bank obligations are  dollar-denominated  obligations  issued in the U.S.
capital markets by foreign banks.

     Eurodollar and Yankee bank  obligations  are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.
Additionally,  Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain  sovereign  risks and other  risks  associated  with  foreign investments.  One such risk is the  possibility  that a sovereign  country might prevent  capital,  in the form of dollars,  from flowing  across their  borders.
Other risks include: adverse political and economic developments; the extent and quality of government  regulation  of financial  markets and  institutions;  the
imposition   of   foreign   withholding   taxes,   and  the   expropriation   or
nationalization  of  foreign  issues.   However,   Eurodollar  and  Yankee  bank
obligations  held in an Underlying Fund will undergo the same credit analysis as domestic issues in which the Underling Fund invests,  and will have at least the same  financial  strength as the domestic  issuers  approved for the  Underlying
Fund.

When-Issued Securities and Delayed-Delivery Transactions

     When  securities  are  purchased by an Underlying  Fund on a  "when-issued"
basis or purchased for delayed delivery,  then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally  settle within 45 days.  The payment  obligation  and the interest rate that will be received on when-issued  securities are fixed at the time the buyer enters  into the  commitment.  Due to  fluctuations  in the value of  securities purchased  or  sold on a  when-issued  or  delayed-delivery  basis,  the  yields obtained on such securities may be higher or lower than the yields  available in the market on the dates  when the  investments  are  actually  delivered  to the buyers.  The greater an  Underlying  Fund's  outstanding  commitments  for these securities,  the greater the exposure to potential fluctuations in the net asset value  of  the  Underlying  Fund.  Purchasing  when-issued  or  delayed-delivery securities  may  involve  the  additional  risk that the  yield or market  price available  in the market  when the  delivery  occurs may be higher or the market price lower than that obtained at the time of commitment.

     When an Underlying Fund agrees to purchase  when-issued or delayed-delivery securities,  to the extent  required by the SEC,  its  custodian  will set aside permissible  liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase  commitment,  and in such a case an  Underlying  Fund may be required subsequently to place  additional  assets in the segregated  account in order to ensure  that the  value  of the  account  remains  equal  to the  amount  of the
Underlying Fund's  commitment.  It may be expected that an Underlying Fund's net assets  will  fluctuate  to a  greater  degree  when  it  sets  aside  portfolio securities to cover such purchase  commitments  than when it sets aside cash. In addition,  because the Underlying  Fund will set aside cash or liquid  portfolio securities to satisfy its purchase  commitments in the manner  described  above, the Underlying Fund's liquidity and the ability of the Underlying Fund's adviser to  manage  it might be  affected  in the  event  its  commitments  to  purchase
"when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions,  however,  an Underlying Fund's commitment to purchase
"when-issued" or "delayed-delivery"  securities will not exceed 25% of the value of its  total  assets.  When  an  Underlying  Fund  engages  in  when-issued  or delayed-delivery  transactions,  it relies on the other party to consummate  the trade.  Failure  of the  seller  to do so may  result  in  the  Underlying  Fund incurring a loss or missing an  opportunity  to obtain a price  considered to be advantageous.

Standby Commitment Agreements

     These agreements commit an Underlying Fund, for a stated period of time, to purchase a stated amount of fixed income  securities that may be issued and sold to the Underlying Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the  commitment.  At the time of entering  into the  agreement  the  Underlying  Fund is paid a commitment  fee,  regardless  of whether or not the security is ultimately  issued.  Underlying  Funds enter into such  agreements  for the purpose of investing in the  security  underlying  the commitment at a yield and price that is considered advantageous to the Fund.

     There  can  be no  assurance  that  the  securities  subject  to a  standby commitment  will be issued  and the value of the  security,  if  issued,  on the delivery date may be more or less than its purchase price. Since the issuance of the  security  underlying  the  commitment  is at the option of the  issuer,  an
Underlying Fund may bear the risk of a decline in the value of such security and may not benefit from an  appreciation  in the value of the  security  during the commitment period if the security is not ultimately issued.

     The purchase of a security  subject to a standby  commitment  agreement and the related  commitment  fee will be recorded on the date on which the  security can  reasonably  be expected to be issued,  and the value of the  security  will thereafter be reflected in the  calculation  of an  Underlying  Fund's net asset value.  The cost basis of the  security  will be  adjusted  by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Lending Portfolio Securities

     The  Underlying  Funds may lend  their  portfolio  securities  to  brokers, dealers and other financial institutions, provided they receive collateral, with respect to each loan of U.S. securities,  equal to at least 102% of the value of the  portfolio  securities  loaned,  and,  with respect to each loan of non-U.S.
securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such  collateral  on a daily basis so that the market  value of such  collateral does not fall below  100% of the market  value of the  portfolio  securities  so loaned. By lending its portfolio securities, an Underlying Fund can increase its income  through  the  investment  of the  collateral.  For the  purposes of this policy,  the  Underlying  Funds  consider  collateral  consisting of cash,  U.S.
government securities or letters of credit issued by banks whose securities meet the standards for  investment by the  Underlying  Funds to be the  equivalent of cash.  From time to time,  an  Underlying  Fund may return to the  borrower or a third  party  which is  unaffiliated  with it, and which is acting as a "placing broker,"  a part of the  interest  earned  from  the  investment  of  collateral received for securities loaned.

     The SEC  currently  requires  that  the  following  conditions  must be met whenever  portfolio  securities are loaned: (1) the Underlying Fund must receive from  the  borrower  collateral  equal  to at  least  100% of the  value  of the portfolio  securities  loaned;  (2) the borrower must  increase such  collateral whenever the market value of the securities loaned rises above the level of such collateral;  (3) the  Underlying  Fund must be able to terminate the loan at any time; (4) the Underlying Fund must receive  reasonable  interest on the loan, as well as any  dividends,  interest or other  distributions  payable on the loaned securities,  and any increase in market value;  (5) the Underlying  Fund may pay only  reasonable  custodian fees in connection  with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower,  the Underlying
Fund's board of trustees must be able to terminate the loan and regain the right to vote the  securities if a material event  adversely  affecting the investment occurs. These conditions may be subject to future modification.  Loan agreements involve  certain  risks in the event of default or insolvency of the other party including  possible delays or restrictions upon the Underlying Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          Investment of Securities Lending  Collateral.  The collateral received from a borrower  as a result of an  Underlying  Fund's  securities  lending activities will be used to purchase both fixed-income  securities and other securities  with  debt-like  characteristics  that are  rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations;  commercial paper; investment agreements,  funding agreements, or guaranteed investment contracts  entered into with, or guaranteed by an insurance  company;  loan participations; master notes; medium term notes; repurchase agreements; and
     U.S. government securities.  Except for the investment agreements,  funding agreements or guaranteed  investment  contracts  guaranteed by an insurance company,  master notes, and medium term notes (which are described  below), these  types  of  investments  are  described  in  elsewhere  in  the  SAI.
     Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

          Investment  agreements,  funding agreements,  or guaranteed investment contracts  entered into with,  or  guaranteed  by an insurance  company are agreements where an insurance company either provides for the investment of an Underlying  Fund's assets or provides for a minimum  guaranteed  rate of return to the investor.

          Master  notes  are   promissory   notes  issued  usually  with  large,
     creditworthy  broker-dealers on either a fixed rate or floating rate basis.
     Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

     Medium  term  notes are  unsecured,  continuously  offered  corporate  debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending  collateral,  the maturity of the medium term note will not generally exceed two years.

Indexed Securities

     An Underlying Fund may invest in securities whose potential return is based on the change in particular  measurements of value or rates (an "index").  As an illustration,  the  Underlying  Fund may  invest  in a debt  security  that pays interest and returns  principal based on the change in the value of a securities index  or a  basket  of  securities.  If the  Underlying  Fund  invests  in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

Small Company and Emerging Growth Stocks

     Investing in  securities  of  small-sized,  including  micro-capitalization companies  and  emerging  growth  companies,  may  involve  greater  risks  than investing  in the  stocks  of  larger,  more  established  companies,  including possible  risk  of  loss.  Also,  because  these  securities  may  have  limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth  companies  normally have fewer shares  outstanding  than larger companies,  it may be  more  difficult  for an  Underlying  Fund  to buy or sell significant  numbers of such shares without an unfavorable  impact on prevailing prices.  Small-sized  and emerging  growth  companies  may have limited  product lines,  markets  or  financial  resources  and may  lack  management  depth.  In addition,  small-sized  and emerging growth  companies are typically  subject to wider  variations  in earnings  and  business  prospects  than are larger,  more established  companies.  There is typically less publicly available  information concerning  small-sized  and emerging  growth  companies  than for larger,  more established ones.

Special Situation Companies

     "Special  situation  companies"  include  those  involved  in an  actual or prospective  acquisition  or  consolidation;  reorganization;  recapitalization;
merger,  liquidation  or  distribution  of cash,  securities or other assets;  a tender or  exchange  offer;  a breakup  or  workout  of a  holding  company;  or litigation  which,  if  resolved  favorably,  would  improve  the  value  of the company's stock. If the actual or prospective  situation does not materialize as anticipated, the market price of the securities of a "special situation company"
may decline significantly.  Therefore,  an investment in an Underlying Fund that invests in special situation companies may involve a greater degree of risk than an  investment  in other mutual funds that seek  long-term  growth of capital by investing in  better-known,  larger  companies.  The  Underlying  Fund's adviser believes,  however,  that if it analyzes "special situation companies" carefully and invests in the securities of these  companies at the  appropriate  time, the
Underlying Fund may achieve capital growth.  There can be no assurance  however, that a special  situation that exists at the time the Underlying  Fund makes its investment  will be  consummated  under  the terms and  within  the time  period contemplated, if it is consummated at all.

Foreign Securities

     Investing in foreign  securities  (including  through the use of depositary receipts)  involves  certain  special  considerations  which  are not  typically associated  with  investing in United States  securities.  Since  investments in foreign  companies  will  frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order  to value an  Underlying  Fund),  and  since an  Underlying  Fund may hold securities and funds in foreign currencies,  the Underlying Fund may be affected favorably or unfavorably  by changes in currency  rates and in exchange  control regulations,  if any, and may incur costs in connection with conversions between various  currencies.  Most foreign  stock  markets,  while  growing in volume of trading  activity,  have  less  volume  than the New York  Stock  Exchange,  and securities  of some foreign  companies  are less liquid and more  volatile  than securities of comparable domestic companies.  Similarly, volume and liquidity in most  foreign  bond  markets  are less than in the United  States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although an Underlying Fund endeavors to achieve the most  favorable  net results on its portfolio  transactions.  There is generally less government supervision and regulation of securities exchanges,  brokers and listed  companies in foreign  countries than in the United States.  In addition, with respect to certain foreign countries,  there is the possibility of exchange control  restrictions,  expropriation or confiscatory  taxation,  and political, economic  or  social  instability,  which  could  affect  investments  in  those countries.  Expropriation  of assets refers to the possibility  that a country's laws will  prohibit  the return to the  United  States of any  monies,  which an
Underlying Fund has invested in the country.  Foreign securities,  such as those purchased by an Underlying  Fund,  may be subject to foreign  government  taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in  various  respects,  including  growth of gross  domestic  product,  rates of
inflation,    currency    depreciation,    capital    reinvestment,     resource
self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time,  foreign  securities may be difficult to liquidate rapidly without adverse price effects.

     Investment in Companies in Developing  Countries.  Investments  may be made from time to time in companies in  developing  countries as well as in developed countries.  Although there is no universally accepted  definition,  a developing country is generally  considered to be a country which is in the initial  stages of industrialization.  Shareholders should be aware that investing in the equity and fixed income markets of developing  countries  involves exposure to unstable governments,  economies based on only a few industries,  and securities  markets which  trade a small  number of  securities.  Securities  markets of  developing countries  tend to be more  volatile  than the markets of  developed  countries;
however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and  liquidity of  investments  in  developing  countries  may be affected favorably or unfavorably by political,  economic, fiscal, regulatory or other  developments  in the  particular  countries or neighboring  regions.  The extent  of  economic  development,  political  stability  and  market  depth  of different  countries  varies  widely.  Certain  countries  in the  Asia  region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand,
and Vietnam  are either  comparatively  underdeveloped  or are in the process of becoming  developed.  Such investments  typically  involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing  countries are substantially  smaller, less liquid and more  volatile than the major  securities  markets in the United
States. A high proportion of the shares of many issuers may be held by a limited number of  persons  and  financial  institutions,  which may limit the number of shares  available for investment by an Underlying  Fund.  Similarly,  volume and liquidity  in the bond  markets  in  developing  countries  are less than in the
United States and, at times,  price volatility can be greater than in the United
States. A limited number of issuers in developing  countries' securities markets may represent a disproportionately large percentage of market capitalization and trading  volume.  The limited  liquidity  of  securities  markets in  developing countries may also affect an Underlying  Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of  rising  securities  prices  in the  more  illiquid  securities  markets,  an
Underlying  Fund's ability to participate  fully in such price  increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid  securities.  Conversely,  an Underlying  Fund's inability to dispose  fully and promptly of  positions  in  declining  markets will cause the
Underlying  Fund's  net  asset  value to  decline  as the  value  of the  unsold positions  is  marked  to lower  prices.  In  addition,  securities  markets  in developing  countries are  susceptible  to being  influenced by large  investors trading significant blocks of securities.

     Political and economic  structures in many such countries may be undergoing significant  evolution and rapid  development,  and such  countries may lack the social,  political and economic  stability  characteristic of the United States.
Certain of such countries have in the past failed to recognize  private property rights  and have at times  nationalized  or  expropriated  the assets of private companies.  As a  result,  the risks  described  above,  including  the risks of nationalization  or  expropriation  of assets,  may be heightened.  In addition, unanticipated  political  or  social  developments  may  affect  the value of an
Underlying  Fund's  investments in those  countries and the  availability to the
Underlying Fund of additional investments in those countries.

     Economies of developing  countries may differ favorably or unfavorably from the United States'  economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments  position.  As  export-driven  economies,  the  economies of countries in the Asia Region are affected by  developments  in the  economies of their  principal  trading  partners.  Hong Kong,  Japan and Taiwan have  limited natural  resources,  resulting in dependence on foreign  sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain  developing  countries do not have  comprehensive  systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding  fiduciary duties of officers and directors and the protection of shareholders  may not be well  developed.  Even where adequate law exists in such  developing  countries,  it may be impossible to obtain swift and equitable  enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity  exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary  Receipts.  Certain  Underlying  Funds  may  invest  in  foreign securities by purchasing  depositary  receipts,  including  American  Depositary
Receipts ("ADRs"),  European  Depositary Receipts ("EDRs") and Global Depositary
Receipts  ("GDRs") or other  securities  convertible  into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same  currency  as the  securities  into  which  they  may be  converted.
Generally,  ADRs, in registered  form, are  denominated in U.S.  dollars and are designed for use in the U.S.  securities  markets,  GDRs,  in bearer  form,  are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other  currencies  and are designed for use in European  securities  markets.
ADRs are receipts  typically  issued by a U.S. Bank or trust company  evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar  arrangement.  GDRs are receipts  typically issued by non-United  States banks and trust companies that evidence  ownership of either foreign or domestic securities. For purposes of an Underlying Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     An Underlying Fund may invest in depositary receipts through "sponsored" or
"unsponsored" facilities.  While ADRs issued under these two types of facilities are in some respects  similar,  there are distinctions  between them relating to the  rights  and  obligations  of  ADR  holders  and  the  practices  of  market participants.

     A depositary may establish an unsponsored facility without participation by
(or  even   necessarily  the  acquiescence  of)  the  issuer  of  the  deposited securities, although typically the depositary requests a letter of non-objection from  such  issuer  prior  to the  establishment  of the  facility.  Holders  of unsponsored ADRs generally bear all the costs of such facilities. The depositary
usually   charges  fees  upon  the  deposit  and  withdrawal  of  the  deposited securities,  the conversion of dividends into U.S.  dollars,  the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited  securities.  In addition,  an unsponsored  facility is generally not  obligated to  distribute  communications received  from the issuer of the deposited  securities  or to disclose  material information  about  such  issuer  in  the  U.S.  and  thus  there  may  not be a correlation  between such  information  and the market  value of the  depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored  ADR  facilities  are  created in  generally  the same  manner as unsponsored  facilities,  except  that the  issuer of the  deposited  securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and  responsibilities of the issuer, the depositary,  and the ADR holders.  With  sponsored  facilities,  the issuer of the  deposited  securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the  depositary),  although ADR holders continue to bear certain other  costs  (such as deposit  and  withdrawal  fees).  Under the terms of most sponsored arrangements,  depositories agree to distribute notices of shareholder meetings and voting instructions,  and to provide shareholder communications and other  information  to the ADR  holders  at the  request  of the  issuer  of the deposited securities.

     Foreign  Sovereign Debt.  Certain  Underlying Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that an Underlying
Fund invests in  obligations  issued by  developing or emerging  markets,  these investments  involve  additional  risks.  Sovereign  obligors in developing  and emerging  market  countries are among the world's  largest debtors to commercial banks,  other  governments,  international  financial  organizations  and  other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults
on  certain   obligations  and  the   restructuring  of  certain   indebtedness.
Restructuring  arrangements  have  included,  among other  things,  reducing and rescheduling  interest  and  principal  payments by  negotiation  new or amended credit  agreements or converting  outstanding  principal and unpaid  interest to
Brady Bonds, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring  of such obligations and to extend further loans to their issuers.
There can be no assurance that the foreign sovereign debt securities in which an
Underlying  Fund  may  invest  will  not be  subject  to  similar  restructuring arrangements  or to  requests  for new  credit  which may  adversely  affect the
Underlying Fund's holdings.  Furthermore,  certain participants in the secondary market for such debt may be directly  involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Commercial Paper

     Certain Underlying Funds may invest in commercial paper which is indexed to certain specific  foreign currency  exchange rates. The terms of such commercial paper provide that its principal  amount is adjusted  upwards or downwards  (but not below zero) at maturity to reflect  changes in the exchange rate between two currencies while the obligation is outstanding. An Underlying Fund will purchase such  commercial  paper with the  currency  in which it is  denominated  and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or  principal  payable by the issuer at  maturity  will change in proportion  to the change (if any) in the exchange  rate  between two  specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal,  the potential  for  realizing  gains as a result  of  changes  in  foreign  currency exchange  rate  enables an  Underlying  Fund to hedge or  cross-hedge  against a decline  in  the  U.S.  dollar  value  of  investments  denominated  in  foreign currencies  while  providing  an  attractive  money  market rate of return.  The
Underlying  Funds will purchase such commercial paper for hedging purposes only, not for  speculation.  The Underlying Funds believe that such investments do not involve the creation of such a senior security,  but nevertheless will establish a segregated  account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid  assets  having  a value  equal  to the  aggregate  principal  amount  of outstanding commercial paper of this type.

Real Estate Investment Trusts

     Although the Underlying Funds will not invest in real estate  directly,  an
Underlying  Fund may  invest in  securities  of real  estate  investment  trusts
("REITs") and other real estate industry companies or companies with substantial real estate  investments and, as a result, the Underlying Fund may be subject to certain risks  associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate;  possible lack of  availability  of mortgage funds;
extended  vacancies of  properties;  risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses;  changes in zoning  laws;  costs  resulting  from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;
casualty or condemnation losses;  uninsured damages from floods,  earthquakes or other natural disasters;  limitations on and variations in rents; and changes in interest rates.

     REITs are pooled  investment  vehicles  which  invest  primarily  in income producing  real  estate or real estate  related  loans or  interests.  REITs are generally  classified as equity REITs,  mortgage  REITs or hybrid REITs.  Equity
REITs invest the majority of their assets  directly in real  property and derive income  primarily  from the  collection of rents.  Equity REITs can also realize capital gains by selling  properties  that have  appreciated in value.  Mortgage
REITs invest the majority of their  assets in real estate  mortgages  and derive income  from the  collection  of interest  payments.  Hybrid  REITs  combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on
income   distributed   to   shareholders   provided  they  comply  with  several
requirements of Internal Revenue Code, as amended (the "Code").

Convertible Securities

     Convertible securities are bonds,  debentures,  notes, preferred stocks, or other  securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular  period of time at a  specified  price or  formula.  Convertible  securities  have  general characteristics  similar to both debt  obligations  and equity  securities.  The value  of a  convertible  security  is a  function  of  its  "investment  value"
(determined  by its yield in comparison  with the yields of other  securities of comparable maturity and quality that do not have a conversion privilege) and its
"conversion value" (the security's worth, at market value, if converted into the underlying  common  stock).  The investment  value of a convertible  security is influenced by changes in interest  rates,  the credit standing of the issuer and other factors.  The market value of convertible  securities  tends to decline as interest  rates  increase and,  conversely,  tends to increase as interest rates decline.  The  conversion  value of a convertible  security is determined by the market price of the  underlying  common stock.  The market value of  convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore  will react to  variations in the general  market for equity  securities.  If the  conversion  value is low relative to the investment value,  the price of the  convertible  security is governed  principally  by its investment value.  Generally,  the conversion value decreases as the convertible security approaches  maturity.  To the extent the market price of the underlying common  stock  approaches  or exceeds  the  conversion  price,  the price of the convertible security will be increasingly  influenced by its conversion value. A convertible  security generally will sell at a premium over its conversion value by the  extent  to which  investors  place  value on the  right to  acquire  the underlying  common  stock  while  holding  a fixed  income  security.  While  no securities  investments are without risk,  investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible  security  entitles the holder to receive  interest  normally paid or  accrued  on debt or the  dividend  paid on  preferred  stock  until the
convertible   security  matures  or  is  redeemed,   converted,   or  exchanged.
Convertible  securities  have  unique  investment  characteristics  in that they generally  (i) have  higher  yields than common  stocks,  but lower  yields than comparable non-convertible  securities,  (ii) are less subject to fluctuation in value than the  underlying  stock since they have fixed income  characteristics, and (iii) provide the potential for capital  appreciation if the market price of the underlying common stock increases. Most convertible securities currently are
issued  by  U.S.  companies,   although  a  substantial  Eurodollar  convertible
securities  market has  developed,  and the markets for  convertible  securities denominated in local currencies are increasing.

     A  convertible  security may be subject to  redemption at the option of the
issuer  at  a  price  established  in  the  convertible   security's   governing
instrument.  If a convertible  security held by an Underlying Fund is called for redemption,  the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible  securities  generally  are  subordinated  to other similar but non-convertible  securities of the same issuer,  although  convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities,  and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities  typically  are  rated  below  investment  grade  or are  not  rated, depending on the general creditworthiness of the issuer.

     Certain  Underlying  Funds  may  also  invest  in zero  coupon  convertible securities.  Zero coupon  convertible  securities are debt securities  which are issued at a discount  to their face  amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon  convertible  securities  accretes at a stated  yield until the  security reaches its face amount at  maturity.  Zero coupon  convertible  securities  are convertible  into a specific  number of shares of the issuer's  common stock. In addition,  zero coupon  convertible  securities  usually have put features  that provide  the holder  with the  opportunity  to sell the  securities  back to the issuer at a stated price before maturity.  Generally,  the prices of zero coupon
convertible   securities  may  be  more   sensitive  to  market   interest  rate
fluctuations  then  conventional  convertible  securities.  For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind
Bonds ("PIK Bonds") and Deferred Payment Securities" below.

Warrants

     Warrants  are  securities   giving  the  holder  the  right,  but  not  the
obligation,  to buy the stock of an issuer at a given  price  (generally  higher than the  value of the  stock at the time of  issuance),  on a  specified  date, during a specified period, or perpetually.  Warrants may be acquired  separately or in connection  with the  acquisition of securities.  Warrants  acquired by an
Underlying  Fund in units or  attached  to  securities  are not subject to these restrictions.  Warrants do not carry with them the right to  dividends or voting rights  with  respect  to the  securities  that  they  entitle  their  holder to purchase, and they do not represent any rights in the assets of the issuer. As a result,  warrants may be considered more speculative than certain other types of investments.  In addition,  the value of a warrant does not  necessarily  change with the value of the underlying securities,  and a warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stock

     Preferred stocks,  like some debt obligations,  are generally  fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends  at a fixed  rate  when  and as  declared  by the  issuer's  board  of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all  cumulative  dividends  usually  must be paid  prior to common  shareholders receiving any dividends.  Because  preferred stock dividends must be paid before common stock dividends,  preferred stocks generally entail less risk than common
stocks.  Upon  liquidation,   preferred  stocks  are  entitled  to  a  specified
liquidation preference,  which is generally the same as the par or stated value, and are  senior in right of  payment  to common  stock.  Preferred  stocks  are, however,  equity  securities in the sense that they do not represent a liability of the issuer and,  therefore,  do not offer as great a degree of  protection of capital or assurance  of  continued  income as  investments  in  corporate  debt securities.  Preferred stocks are generally  subordinated in right of payment to all debt  obligations  and creditors of the issuer,  and  convertible  preferred stocks may be subordinated to other preferred stock of the same issuer.

Short Selling of Securities

     In a short sale of securities, an Underlying Fund sells stock which it does not  own,  making  delivery  with  securities  "borrowed"  from  a  broker.  The
Underlying Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Underlying Fund. Until the security is replaced,  the Underlying Fund is required to pay the lender any dividends or interest  which accrue  during the period of the loan.  In order to borrow the security,  the Underlying Fund may also have to pay a fee which would increase the cost of the security  sold.  The proceeds of the short sale will be retained by the broker,  to the extent  necessary  to meet margin  requirements, until the short position is closed out.

     An  Underlying  Fund will incur a loss as a result of the short sale if the price of the security  increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security  declines in price  between those two dates.
The  amount of any gain  will be  decreased  and the  amount of any loss will be increased  by  any  interest  the  Underlying  Fund  may be  required  to pay in connection with the short sale. Whether an Underlying Fund will be successful in utilizing a short sale will depend,  in part, on the Underlying Fund's adviser's ability to correctly  predict whether the price of a security it borrows to sell short will decrease.

     In a short sale,  the seller does not  immediately  deliver the  securities sold and is said to have a short  position in those  securities  until  delivery occurs.  An  Underlying  Fund must deposit in a segregated  account an amount of cash or liquid  assets equal to the  difference  between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral  deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short  position is open, the  Underlying  Fund must maintain on a daily basis the  segregated  account at such a level that (1) the amount  deposited in it plus the amount deposited with the broker as collateral  equals the current market value of the securities sold short and (2) the  amount  deposited  in it plus the amount  deposited  with the broker as collateral is not less than the market value of the  securities at the time they were sold short.

     An  Underlying  Fund may also  engage in short  sales if at the time of the short  sale  the  Underlying  Fund  owns  or has the  right  to  obtain  without additional  cost  an  equal  amount  of the  security  being  sold  short.  This investment  technique is known as a short sale "against the box." The Underlying
Funds do not  intend to engage in short  sales  against  the box for  investment purposes. An Underlying Fund may, however, make a short sale as a hedge, when it believes  that the price of a  security  may  decline,  causing a decline in the value of a security owned by the Underlying  Fund (or a security  convertible or exchangeable  for such security),  or when the Underlying Fund wants to sell the security at an attractive  current price. In such case, any future losses in the
Underlying Fund's long position should be offset by a gain in the short position and,  conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend  upon the amount of the  security  sold short  relative to the amount the
Fund owns. There will be certain  additional  transaction  costs associated with short sales  against the box, but the  Underlying  Funds will endeavor to offset these costs with the income from the  investment  of the cash  proceeds of short sales.  For tax  purposes  an  Underlying  Fund that  enters  into a short  sale
"against  the box" may be  treated  as  having  made a  constructive  sale of an
"appreciated  financial  position" causing the Underlying Fund to realize a gain
(but not a loss).

Restricted, Non-Publicly Traded and Illiquid Securities

     Each Underlying Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities,  including repurchase agreements which have a maturity of longer than seven days,  time  deposits  maturing in more than seven days and  securities  that are  illiquid  because  of the  absence  of a readily available market or legal or contractual restrictions on resale or other factors limiting the  marketability of the security.  Repurchase  agreements  subject to demand are deemed to have a maturity equal to the notice period.

     Historically,  illiquid  securities  have  included  securities  subject to contractual  or  legal  restrictions  on  resale  because  they  have  not  been registered under the Securities Act of 1933, as amended (the "Securities  Act"), securities which are otherwise not readily marketable and repurchase  agreements having a maturity  of longer  than seven  days.  Securities  which have not been registered  under the  Securities  Act are referred to as private  placements or restricted  securities  and are  purchased  directly  from the  issuer or in the secondary market. Unless subsequently  registered for sale, these securities can only be sold in privately  negotiated  transactions  or pursuant to an exemption from  registration.  Investment  companies do not  typically  hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and  uncertainty  in valuation.  Limitations  on resale may have an adverse  effect on the  marketability  of portfolio  securities,  and an investment  company might be unable to dispose of  restricted or other  illiquid securities  promptly  or at  reasonable  prices  and  might  thereby  experience difficulty satisfying redemptions within seven days. An investment company might also have to register  such  restricted  securities  in order to dispose of them resulting in  additional  expense and delay.  Adverse  market  conditions  could impede such a public offering of securities.

     In recent years,  however, a large  institutional  market has developed for certain  securities  that are not registered  under the Securities Act including
repurchase   agreements,   commercial  paper,   foreign  securities,   municipal
securities and corporate bonds and notes.  Institutional  investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are  contractual or legal  restrictions on resale to the general public or to  certain  institutions  may  not be  indicative  of  the  liquidity  of  such investments.

     The SEC has  adopted  Rule 144A which  allows  for a broader  institutional trading market for securities  otherwise subject to restriction on resale to the general  public.  Rule 144A  establishes a "safe  harbor" from the  registration requirements  of the  Securities  Act  for  resales  of  certain  securities  to qualified institutional buyers.

     Any such  restricted  securities  will be  considered  to be  illiquid  for purposes  of the  Underlying  Funds'  limitations  on  investments  in  illiquid securities  unless,  pursuant to procedures  adopted by the Board of Trustees of the Trust,  the Underlying  Funds' adviser has determined  such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily  saleable.  To the extent that  qualified  institutional  buyers may become  uninterested in purchasing Rule 144A  securities,  an Underlying  Fund's level of illiquidity may increase.

     The  Underlying  Funds may sell  over-the-counter  ("OTC")  options and, in connection  therewith,  segregate assets or cover their obligations with respect to OTC options written by the Underlying Funds. The assets used as cover for OTC options  written by the Fund will be considered  illiquid unless the OTC options are sold to qualified  dealers who agree that an Underlying  Fund may repurchase any OTC option it writes at a maximum  price to be  calculated  by a formula set forth in the option  agreement.  The cover for an OTC option written  subject to this procedure would be considered  illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The  applicable  subadviser  or  adviser  will  monitor  the  liquidity  of restricted  securities  in the portion of the  Underlying  Fund it  manages.  In reaching  liquidity  decisions,  the following  factors are considered:  (A) the unregistered nature of the security;  (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;  (D) dealer undertakings to make a market in the  security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Borrowing

     The  Underlying  Funds  may  borrow  money  from  banks,  limited  by  each
Underlying Fund's fundamental investment restriction (generally,  33-1/3% of its
total  assets  (including  the  amount  borrowed)),   including  borrowings  for
temporary or emergency purposes. Certain Underlying Funds may engage in mortgage dollar  roll  and  repurchase  agreements  which  may be  considered  a form  of borrowing.

     Certain  types  of  borrowings  by an  Underlying  Fund may  result  in the
Underlying  Fund being  subject to  covenants in credit  agreements  relating to asset coverage,  portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Underlying Fund's adviser from managing the  Underlying  Fund's  portfolio in accordance  with its investment objectives and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Underlying Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

     The Underlying Funds' adviser may use a variety of derivative  instruments, including  options,  futures  contracts  (sometimes  referred to as  "futures"), options on futures contracts,  stock index options, forward contracts, swaps and structured  contracts,  to  hedge  an  Underlying  Fund's  portfolio,  for  risk management,  for  obtaining  exposure  to a  particular  security  or  group  of securities without actually purchasing such security or group of securities,  or for any  other  permissible  purposes  consistent  with that  Fund's  investment objective.  Derivative  instruments are securities or agreements  whose value is based on the value of some  underlying  asset  (e.g.,  a  security,  currency or index) or the level of a reference index.

     Derivatives  generally have investment  characteristics that are based upon either  forward  contracts  (under  which one party is  obligated to buy and the other party is obligated to sell an  underlying  asset at a specific  price on a specified  date) or option  contracts  (under which the holder of the option has the  right  but not the  obligation  to buy or sell  an  underlying  asset  at a specified  price on or before a  specified  date).  Consequently,  the change in value of a  forward-based  derivative  generally is roughly  proportional to the change  in  value  of  the  underlying  asset.  In  contrast,  the  buyer  of an option-based  derivative  generally will benefit from favorable movements in the price of the  underlying  asset but is not exposed to the  corresponding  losses that result from adverse  movements in the value of the  underlying  asset.  The seller  (writer) of an  option-based  derivative  generally will receive fees or premiums but generally is exposed to losses  resulting from changes in the value of the  underlying  asset.  Derivative  transactions  may  include  elements  of leverage  and,  accordingly,  the  fluctuation  of the  value of the  derivative transaction in relation to the underlying asset may be magnified.

     The use of these  instruments  is subject to applicable  regulations of the
SEC, the several  options and futures  exchanges  upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special Risks of Derivative Instruments.  The use of derivative instruments involves special  considerations  and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments  depends upon an Underlying
Fund's  adviser's  ability to predict  movements of the overall  securities  and currency markets, which requires different skills than predicting changes in the prices of individual  securities.  There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation,  or even no correlation,  between price  movements  of an  instrument  and price  movements of  investments  being hedged.  For example,  if the value of an instrument used in a short hedge (such as writing a call  option,  buying a put  option or selling a futures  contract)
increased by less than the decline in value of the hedged investment,  the hedge would not be fully  successful.  Such a lack of  correlation  might occur due to factors  unrelated  to the  value  of the  investments  being  hedged,  such  as speculative  or other  pressures on the markets in which these  instruments  are traded.  The effectiveness of hedges using instruments on indices will depend on the  degree  of  correlation  between  price  movements  in the  index and price movements in the investments  being hedged, as well as, how similar the index is to the  portion  of an  Underlying  Fund's  assets  being  hedged  in  terms  of securities composition.

     (3)  Hedging  strategies,  if  successful,  can  reduce the risk of loss by wholly  or  partially  offsetting  the  negative  effect  of  unfavorable  price movements in the investments being hedged. However,  hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if an Underlying Fund entered into a short hedge because the Underlying  Fund's adviser projected a decline in the price of a security in the  Underlying  Fund's  portfolio,  and the price of that security increased instead,  the gain from that increase might be wholly or partially offset by a decline in the price of the instrument.  Moreover,  if the price of the  instrument  declined by more than the increase in the price of the security, the Underlying Fund could suffer a loss.

     (4) As described  below,  an Underlying  Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes  positions in these  instruments  involving  obligations  to third parties
(i.e.,  instruments  other than purchased  options).  If an Underlying Fund were unable to close out its positions in such  instruments,  it might be required to continue to maintain  such  assets or accounts or make such  payments  until the position expired or matured. The requirements might impair the Underlying Fund's ability to sell a  portfolio  security or make an  investment  at a time when it would  otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous  time. An Underlying Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid  secondary market or, in the absence of such a market,
the  ability   and   willingness   of  the  other   party  to  the   transaction
("counterparty")   to  enter  into  a  transaction  closing  out  the  position.
Therefore,  there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Underlying Fund.

     For a  discussion  of the federal  income tax  treatment  of an  Underlying
Fund's derivative instruments, see "Additional General Tax Information" below.

     Options.  Certain  Underlying  Funds  may  purchase  or write  put and call options  on  securities  and  indices,  and  may  purchase  options  on  foreign currencies,  and enter into closing transactions with respect to such options to terminate an existing  position.  The purchase of call options  serves as a long hedge,  and the purchase of put options serves as a short hedge.  Writing put or call options can enable an  Underlying  Fund to enhance  income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security  appreciates  to a price  higher than the exercise  price of the call  option,  it can be  expected  that the option  will be  exercised,  and an
Underlying  Fund will be  obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the  security  must be sold under the  option.  All or a portion of any assets  used as cover for OTC  options  written by an  Underlying  Fund would be considered  illiquid to the extent  described  under  "Restricted,  Non-Publicly
Traded and Illiquid  Securities" above.  Writing put options serves as a limited long hedge  because  increases  in the value of the hedged  investment  would be offset to the extent of the premium received for writing the option. However, if the security  depreciates  to a price lower than the  exercise  price of the put option,  it can be  expected  that  the put  option  will be  exercised,  and an
Underlying  Fund will be  obligated  to purchase  the  security at more than its market value.

     The value of an option  position  will  reflect,  among other  things,  the historical  price  volatility of the underlying  investment,  the current market value of the underlying  investment,  the time remaining until expiration of the option,  the  relationship  of the  exercise  price to the  market  price of the underlying  investment  and  general  market  conditions.  Options  that  expire unexercised  have no  value.  Options  used by an  Underlying  Fund may  include
European-style  options,  which can only be exercised at expiration.  This is in contrast to  American-style  options which can be exercised at any time prior to the expiration date of the option.

     An Underlying Fund  effectively may terminate its right or obligation under an option by entering  into a closing  transaction.  For example,  an Underlying
Fund may terminate its obligation under a call or put option that it had written by  purchasing  an  identical  call or put  option;  this is known as a  closing purchase  transaction.  Conversely,  a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing  transactions permit an Underlying
Fund to realize the profit or limit the loss on an option  position prior to its exercise or expiration.

     An  Underlying  Fund may  purchase  or write both OTC  options  and options traded on foreign and U.S.  exchanges.  Exchange-traded  options are issued by a clearing organization affiliated with the exchange on which the option is listed
that,  in  effect,   guarantees  completion  of  every  exchange-traded   option
transaction.  OTC  options  are  contracts  between an  Underlying  Fund and the
counterparty   (usually  a  securities  dealer  or  a  bank)  with  no  clearing organization guarantee. Thus, when an Underlying Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment  upon exercise of the option.  Failure by the  counterparty  to do so would  result in the loss of any premium paid by an  Underlying  Fund as well as the loss of any expected benefit of the transaction.

     An  Underlying  Fund's  ability to  establish  and close out  positions  in exchange-listed  options  depends  on the  existence  of a  liquid  market.  The
Underlying Funds intend to purchase or write only those exchange-traded  options for which there appears to be a liquid secondary market.  However,  there can be no  assurance  that such a market  will exist at any  particular  time.  Closing transactions  can be made for OTC options only by negotiating  directly with the counterparty,  or by a transaction  in the  secondary  market if any such market exists.  Although  an  Underlying  Fund will  enter into OTC  options  only with counterparties  that  are  expected  to be  capable  of  entering  into  closing transactions with the Underlying Fund, there is no assurance that the Underlying
Fund will in fact be able to close out an OTC option at a favorable  price prior to expiration.  In the event of insolvency of the counter  party,  an Underlying
Fund  might be unable to close out an OTC option  position  at any time prior to its expiration.

     If an  Underlying  Fund is unable to  effect a closing  transaction  for an option it had  purchased,  it would have to  exercise  the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by an Underlying  Fund could cause  material  losses because the Underlying  Fund would be unable to sell the investment  used as a cover for the written option until the option expires or is exercised.

     An Underlying  Fund may engage in options  transactions  on indices in much the same manner as the options on securities  discussed above, except that index options may serve as a hedge  against  overall  fluctuations  in the  securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves  investment  techniques and risks different from those  associated with ordinary portfolio securities  transactions.  Imperfect  correlation between the options and securities  markets may detract from the  effectiveness of attempted hedging.

     Transactions  using OTC options  (other than purchased  options)  expose an
Underlying Fund to counter party risk. To the extent required by SEC guidelines, the Underlying  Funds will not enter into any such  transactions  unless it owns either (1) an offsetting  ("covered") position in securities,  other options, or futures or (2) cash and liquid  obligations with a value sufficient at all times to cover its potential  obligations to the extent not covered as provided in (1)
above. The Underlying Funds will also set aside cash and/or  appropriate  liquid assets in a  segregated  custodial  account if  required to do so by the SEC and
CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets.  As a result,  the commitment of a large portion of an Underlying  Fund's assets to segregated  accounts as a cover could impede  portfolio  management  or the  Underlying  Fund's  ability to meet redemption requests or other current obligations.

     Spread  Transactions.  Certain Underlying Funds may purchase covered spread options from securities  dealers.  Such covered spread options are not presently exchange-listed  or  exchange-traded.  The purchase of a spread  option gives an
Underlying  Fund the right to put, or sell,  a security  that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the
Underlying  Fund does not own, but which is used as a benchmark.  The risk to an
Underlying Fund in purchasing  covered spread options is the cost of the premium paid for the spread option and any transaction  costs. In addition,  there is no assurance that closing  transactions  will be available.  The purchase of spread options will be used to protect the Underlying  Fund against  adverse changes in prevailing  credit quality spreads,  i.e., the yield spread between high quality and lower quality  securities.  Such protection is only provided during the life of the spread option.

     Futures  Contracts.   Certain  Underlying  Funds  may  enter  into  futures
contracts, including interest rate, index, and currency futures and purchase and write (sell) related  options.  The purchase of futures or call options  thereon can  serve as a long  hedge,  and the sale of  futures  or the  purchase  of put options  thereon can serve as a short  hedge.  Writing  covered  call options on futures  contracts can serve as a limited short hedge,  and writing  covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing  covered  options in securities.  An Underlying
Fund's hedging may include  purchases of futures as an offset against the effect of expected  increases in securities prices or currency exchange rates and sales of futures as an offset  against the effect of expected  declines in  securities prices or currency  exchange  rates. An Underlying Fund may write put options on futures  contracts  while at the same time  purchasing  call options on the same futures  contracts  in order to create  synthetically  a long  futures  contract position.  Such options would have the same strike prices and expiration  dates.
An Underlying Fund will engage in this strategy only when the Underlying  Fund's adviser  believes  it is  more  advantageous  to the  Underlying  Fund  than  is purchasing the futures contract.

     To the extent required by regulatory authorities,  the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade  approved  by the  CFTC  and are  standardized  as to  maturity  date  and underlying  financial  instrument.  These  transactions  may be entered into for
"bona  fide  hedging"   purposes  as  defined  in  CFTC  regulations  and  other
permissible  purposes including increasing return and hedging against changes in the value of portfolio  securities due to anticipated changes in interest rates, currency values and/or market conditions.

     The  Underlying  Funds will not enter into  futures  contracts  and related options  for other than "bona fide  hedging"  purposes  for which the  aggregate initial  margin and  premiums  required to establish  positions  exceed 5% of an
Underlying Fund's net asset value after taking into account  unrealized  profits and  unrealized  losses on any such  contracts it has entered into.  There is no overall limit on the  percentage  of an Underlying  Fund's assets that may be at risk with respect to futures  activities.  Although  techniques other than sales and purchases of futures  contracts could be used to reduce an Underlying Fund's exposure to market, currency, or interest rate fluctuations,  an Underlying Fund may be able to hedge its exposure more  effectively  and perhaps at a lower cost through using futures contracts.

     A futures  contract  provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures  contract is an agreement  pursuant to which the parties agree  to take or make  delivery  of an  amount  of cash  equal  to a  specified multiplier  times the difference  between the value of the index at the close of the last trading day of the  contract  and the price at which the index  futures contract was originally written.  Transactions costs are incurred when a futures contract is bought or sold and margin  deposits  must be  maintained.  A futures contract may be  satisfied  by delivery or purchase,  as the case may be, of the instrument,  the currency,  or by payment of the change in the cash value of the index.  More  commonly,  futures  contracts  are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index  might be a  function  of the value of  certain  specified securities,  no physical delivery of those securities is made. If the offsetting purchase  price is less  than the  original  sale  price,  the  Underlying  Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Conversely, if the  offsetting  sale price is more than the  original  purchase  price,  the
Underlying  Fund realizes a gain; if it is less, the Underlying  Fund realizes a loss. The transaction costs must also be included in these  calculations.  There can be no assurance, however, that an Underlying Fund will be able to enter into an offsetting  transaction  with respect to a particular  futures  contract at a particular  time. If the Underlying Fund is not able to enter into an offsetting transaction,  the  Underlying  Fund will continue to be required to maintain the margin deposits on the futures contract.

     No  price  is paid by an  Underlying  Fund  upon  entering  into a  futures contract.  Instead, at the inception of a futures contract,  the Underlying Fund is required to deposit in a segregated  account with its custodian,  in the name of the futures broker  through whom the  transaction  was effected,  an "initial
margin"  consisting  of  cash,  U.S.  government   securities  or  other  liquid
obligations,  in an amount generally equal to 10% or less of the contract value.
Margin  must also be  deposited  when  writing a call or put option on a futures contract,  in  accordance  with  applicable  exchange  rules.  Unlike  margin in securities transactions,  initial margin on futures contracts does not represent a borrowing,  but rather is in the nature of a  performance  bond or  good-faith deposit  that is  returned  to the  Underlying  Fund at the  termination  of the transaction if all contractual  obligations  have been satisfied.  Under certain circumstances,  such as periods of high  volatility,  the Underlying Fund may be required by an exchange to increase the level of its initial margin payment, and initial  margin  requirements  might be  increased  generally  in the  future by regulatory action.

     Subsequent  "variation  margin"  payments  are made to and from the futures broker daily as the value of the futures  position  varies,  a process  known as
"marking to market."  Variation  margin does not involve  borrowing,  but rather represents a daily settlement of an Underlying  Fund's  obligations to or from a futures  broker.  When an Underlying  Fund purchases an option on a future,  the premium paid plus transaction costs is all that is at risk. In contrast, when an
Underlying  Fund  purchases or sells a futures  contract or writes a call or put option  thereon,  it is subject to daily  variation  margin  calls that could be substantial in the event of adverse price movements.  If the Underlying Fund has insufficient cash to meet daily variation margin requirements,  it might need to sell  securities at a time when such sales are  disadvantageous.  Purchasers and sellers of futures  positions  and options on futures can enter into  offsetting closing  transactions  by selling or  purchasing,  respectively,  an  instrument identical to the instrument held or written. Positions in futures and options on futures  may be closed  only on an exchange or board of trade on which they were entered  into (or through a linked  exchange).  Although  the  Underlying  Funds intend to enter into futures  transactions  only on exchanges or boards of trade where there appears to be an active market,  there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain  circumstances,  futures exchanges may establish daily limits on the  amount  that the price of a future or option on a futures  contract  can vary from the previous day's settlement  price;  once that limit is reached,  no trades may be made that day at a price  beyond the limit.  Daily price limits do not limit  potential  losses  because  prices  could move to the daily limit for
several  consecutive  days  with  little  or  no  trading,   thereby  preventing
liquidation of unfavorable positions.

     If an  Underlying  Fund were  unable to  liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses,  because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, an Underlying Fund would continue to be required  to make daily  variation  margin  payments  and might be  required  to maintain the position  being hedged by the future or option or to maintain  cash or securities in a segregated account.

     Certain  characteristics of the futures market might increase the risk that movements  in the prices of futures  contracts  or options on futures  contracts might not correlate  perfectly with  movements in the prices of the  investments being  hedged.  For  example,  all  participants  in the  futures and options on futures  contracts markets are subject to daily variation margin calls and might be  compelled  to liquidate  futures or options on futures  contracts  positions whose prices are moving  unfavorably  to avoid being  subject to further  calls.
These  liquidations  could  increase  price  volatility of the  instruments  and distort  the normal  price  relationship  between the futures or options and the investments being hedged.  Also, because initial margin deposit  requirements in the futures markets are less onerous than margin  requirements in the securities markets,  there might be increased  participation  by  speculators in the future markets.  This participation  also might cause temporary price  distortions.  In addition, activities of large traders in both the futures and securities markets involving  arbitrage,  "program  trading" and other investment  strategies might result in temporary price distortions.

     Swap  Agreements.  Certain  Underlying  Funds may enter into interest rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap
agreements  for  any  lawful  purpose   consistent  with  an  Underlying  Fund's
investment  objective,  such as for the  purpose  of  attempting  to  obtain  or preserve a particular desired return or spread at a lower cost to the Underlying
Fund than if the it had  invested  directly in an  instrument  that yielded that desired return or spread.  An Underlying Fund also may enter into swaps in order to protect  against an increase in the price of, or the currency  exchange  rate applicable to,  securities that the Underlying Fund anticipates  purchasing at a later date.  Swap agreements are two-party  contracts  entered into primarily by institutional  investors  for periods  ranging  from one or more days to several years.  In a standard  "swap"  transaction,  two parties  agree to exchange  the returns (or  differentials  in rates of return) earned or realized on particular predetermined  investments or instruments.  The gross returns to be exchanged or
"swapped"  between  the  parties  are  calculated  with  respect to a  "notional amount," i.e., the return on or increase in value of a particular  dollar amount invested at a particular interest rate, in a particular foreign currency,  or in a "basket" of securities  representing a particular  index.  Swap agreements may include  interest  rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates exceed a specified  rate,  or "cap";  interest  rate floors under which,  in return for a premium,  one party  agrees to make  payments  to the other to the  extent  that interest  rates fall below a specified  level,  or "floor";  and  interest  rate collars,  under which a party sells a cap and purchases a floor,  or vice versa, in an attempt to protect itself against interest rate movements  exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified  period,  in return for payments  equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The  "notional  amount" of the swap  agreement is the agreed upon basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap  agreements  entered into by an Underlying  Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, an
Underlying  Fund's  obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount").  An Underlying  Fund's  obligation under a swap agreement will be accrued  daily  (offset  against  amounts owed to the  Underlying  Fund) and any accrued but unpaid net amounts  owed to a swap  counterparty  will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether an Underlying  Fund's use of swap  agreements will be successful in furthering  its  investment  objective  will depend,  in part, on the Underlying
Fund's  adviser's   ability  to  predict  correctly  whether  certain  types  of investments are likely to produce greater returns than other  investments.  Swap agreements may be considered to be illiquid.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy  of a swap  agreement  counterparty.  The swaps market is largely unregulated.

     The Underlying  Funds will enter swap agreements  only with  counterparties that an Underlying Fund's adviser reasonably  believes are capable of performing under the swap  agreements.  If there is a default by the other  party to such a transaction,  an Underlying Fund will have to rely on its  contractual  remedies
(which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Foreign Currency-Related Derivative Strategies - Special Considerations. An
Underlying  Fund may use  options  and futures and options on futures on foreign currencies  and forward  currency  contracts to hedge  against  movements in the values of the foreign  currencies in which the Underlying  Fund's securities are denominated.  An Underlying Fund may engage in currency exchange transactions to protect  against  uncertainty in the level of future exchange rates and may also engage in  currency  transactions  to  increase  income and total  return.  Such currency hedges can protect against price movements in a security the Underlying
Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not,  however,  protect against price movements in the securities that are attributable to other causes.

     An Underlying  Fund might seek to hedge  against  changes in the value of a particular  currency when no hedging  instruments on that currency are available or such  hedging  instruments  are more  expensive  than certain  other  hedging instruments. In such cases, an Underlying Fund may hedge against price movements in that currency by entering into  transactions  using  hedging  instruments  on another  foreign  currency  or a basket  of  currencies,  the  values of which a subadviser believes will have a high degree of positive correlation to the value of the  currency  being  hedged.  The risk  that  movements  in the price of the hedging  instrument will not correlate  perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative  instruments on foreign  currencies  depends on the value of the underlying  currency  relative to the U.S. dollar.  Because foreign
currency   transactions   occurring  in  the  interbank   market  might  involve
substantially  larger  amounts  than those  involved in the use of such  hedging instruments,  an Underlying Fund could be disadvantaged by having to deal in the odd lot market  (generally  consisting of  transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no  systematic  reporting  of last sale  information  for  foreign currencies or any  regulatory  requirement  that  quotations  available  through dealers or other market sources be firm or revised on a timely basis.  Quotation information  generally  is  representative  of very  large  transactions  in the interbank  market and thus might not reflect  odd-lot  transactions  where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock  market.  To the extent the U.S.  options or futures markets are closed while the markets for the underlying currencies remain open,  significant price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an  Underlying  Fund  might  be  required  to  accept  or make  delivery  of the underlying  foreign currency in accordance with any U.S. or foreign  regulations regarding the maintenance of foreign banking  arrangements by U.S. residents and might be  required  to pay any fees,  taxes  and  charges  associated  with such delivery assessed in the issuing country.

     Permissible  foreign currency options will include options traded primarily in the OTC market.  Although options on foreign  currencies are traded primarily in the OTC market,  an  Underlying  Fund will  normally  purchase OTC options on foreign  currency  only when the  Underlying  Fund's  adviser  believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts

     A forward  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract agreed upon by the parties,  at a price set at the time of the  contract.  These  contracts  are entered  into in the  interbank  market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward  currency  contract,  an  Underlying
Fund may either sell a portfolio security and make delivery of the currency,  or retain the security and fully or partially offset its contractual  obligation to deliver the currency by purchasing a second  contract.  If the  Underlying  Fund retains the  portfolio  security and engages in an offsetting  transaction,  the
Underlying  Fund, at the time of execution of the offsetting  transaction,  will incur a gain or a loss to the  extent  that  movement  has  occurred  in forward currency contract prices.

     The precise matching of forward currency  contract amounts and the value of the securities involved generally will not be possible because the value of such securities,  measured in the  foreign  currency,  will change  after the foreign currency contract has been  established.  Thus, an Underlying Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of  short-term  currency  market  movements  is  extremely  difficult,  and  the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts,  currency options,  currency  futures and options on futures may be expected to  correlate with  exchange  rates,  they will not reflect  other factors that may affect the value of an Underlying Fund's investments. A currency hedge, for example, should protect  a  Yen-denominated  bond  against a  decline  in the Yen,  but will not
protect  an   Underlying   Fund   against   price   decline   if  the   issuer's
creditworthiness  deteriorates.  Because  the  value  of  an  Underlying  Fund's investments  denominated  in foreign  currency  will  change in response to many factors  other  than  exchange  rates,  a  currency  hedge  may not be  entirely successful  in  mitigating  changes  in  the  value  of  the  Underlying  Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign  currency in which an Underlying
Fund's   securities  are  denominated  will  reduce  the  dollar  value  of  the securities,  even if their value in the foreign currency remains  constant.  The use of currency hedges does not eliminate  fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In order to protect  against  such  diminutions  in the value of securities it holds,  an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline,  the Underlying  Fund will have the right to sell the  currency  for a fixed  amount in dollars and thereby will offset,  in whole or in part,  the adverse  effect on its  securities  that otherwise  would have resulted.  Conversely,  if a rise in the dollar value of a currency  in which  securities  to be acquired  are  denominated  is  projected, thereby potentially  increasing the cost of the securities,  the Underlying Fund may purchase  call  options on the  particular  currency.  The purchase of these options could offset,  at least partially,  the effects of the adverse movements in exchange  rates.  Although  currency  hedges  limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increases.

     An Underlying Fund may enter into foreign currency exchange transactions to hedge its currency  exposure in specific  transactions  or portfolio  positions.
Transaction  hedging is the purchase or sale of forward currency with respect to specific  receivables or payables of an Underlying  Fund  generally  accruing in connection  with the  purchase  or sale of its  portfolio  securities.  Position hedging is the sale of forward  currency  with  respect  to  portfolio  security positions.  An Underlying  Fund may not position hedge to an extent greater than the  aggregate  market  value (at the time of making  such  sale) of the  hedged securities.

Securities of Investment Companies

     As  stated  above,  the  Defensive  Fund is a fund of funds  and  primarily invests  its  assets  in other  mutual  funds.  The  Defensive  Fund  will  bear indirectly its proportionate  share of any management fees paid by an investment company  in  which  it  invests  in  addition  to the  advisory  fee  paid by an
Underlying  Fund.  Some of the countries in which an Underlying  Fund may invest may not permit  direct  investment  by outside  investors.  Investments  in such
countries  may  only  be  permitted  through  foreign   government-approved   or
government-authorized  investment  vehicles,  which may include other investment companies.

     SPDRs and other  Exchange  Traded Funds.  An Underlying  Fund may invest in
Standard & Poor's Depositary  Receipts ("SPDRs") and in shares of other exchange traded funds  (collectively,  "ETFs").  SPDRs are  interests in unit  investment trusts.  Such investment  trusts invest in a securities  portfolio that includes substantially  all of the common stocks (in  substantially  the same weights) as the common stocks included in a particular  Standard & Poor's ("S&P") Index such as the S&P 500 Index.  SPDRs are traded on the American Stock Exchange,  but may not be  redeemed.  The  results of SPDRs will not match the  performance  of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction  and other  expenses,  including  fees  paid by the SPDR to  service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's,  including  SPDRs,  are  not  actively  managed.  Rather,  an  ETF's objective  is  to  track  the  performance  of  a  specified  index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result,  you can expect greater risk of loss
(and a  correspondingly  greater  prospect of gain) from changes in the value of the securities that are heavily  weighted in the index than would be the case if the ETF was not invested  fully in such  securities.  Because of this,  an ETF's price can be volatile,  and an Underlying Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Floating- and Variable-Rate Instruments

     Floating- or variable-rate  obligations bear interest at rates that are not fixed, but vary with changes in specified  market rates or indices,  such as the prime rate,  or at  specified  intervals.  The  interest  rate on  floating-rate securities  varies with  changes in the  underlying  index (such as the Treasury bill rate), while the interest rate on variable- or  adjustable-rate  securities changes at preset times based upon an underlying index. Certain of the floating-
or  variable-rate  obligations  that may be purchased by an Underlying  Fund may carry a demand  feature  that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand  instruments  purchased by an Underlying Fund may not be traded in a secondary  market and derive their liquidity solely from the ability of the  holder to demand  repayment  from the  issuer or third  party  providing credit support.  If a demand  instrument is not traded in a secondary market, an
Underlying Fund  nonetheless  will treat the instrument as "readily  marketable"
for the purposes of its investment  restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized  as "not readily  marketable"
and therefore illiquid.

     Such  obligations  include  variable-rate  master demand  notes,  which are unsecured instruments issued pursuant to an agreement between the issuer and the holder  that  permit the  indebtedness  thereunder  to vary and to  provide  for periodic  adjustments  in the interest  rate. An Underlying  Fund will limit its purchases  of  floating-  and  variable-rate  obligations  to  those of the same quality as it is otherwise  allowed to purchase.  An Underlying  Fund's  adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     An Underlying  Fund's right to obtain payment at par on a demand instrument could be  affected by events  occurring  between  the date the  Underlying  Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing  credit support to make
payment  when  due,  except  when  such  demand   instruments  permit  same  day
settlement.  To facilitate settlement,  these same day demand instruments may be held in book entry form at a bank other  than the  Underlying  Fund's  custodian subject to a subcustodian agreement approved by the Underlying Fund between that bank and the Underlying Fund's custodian.

Zero Coupon  Securities,  Pay-In-Kind  Bonds ("PIK Bonds") and Deferred  Payment
Securities

     Zero coupon  securities are debt securities that pay no cash income but are sold at substantial  discounts from their value at maturity.  When a zero coupon security  is  held  to  maturity,  its  entire  return,  which  consists  of the amortization of discount,  comes from the difference  between its purchase price and its maturity  value.  This  difference is known at the time of purchase,  so that investors holding zero coupon securities until maturity know at the time of their  investment  what the expected  return on their  investment  will be. Zero coupon securities may have conversion  features.  PIK bonds pay all or a portion of their  interest in the form of debt or equity  securities.  Deferred  payment
securities  are  securities   that  remain  zero  coupon   securities   until  a
predetermined  date, at which time the stated coupon rate becomes  effective and interest becomes payable at regular  intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon  securities,  PIK bonds and deferred payment securities tend to be subject to greater  price  fluctuations  in  response  to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.
The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary  interest-paying  debt securities with similar maturities.  Zero coupon securities,  PIK bonds and deferred  payment  securities may be issued by a wide variety of  corporate  and  governmental  issuers.  Although  these  instruments generally  are not traded on a  national  securities  exchange,  they are traded widely by brokers  and  dealers  and,  to such  extent,  will not be  considered illiquid  for the purposes of a Fund's  limitation  on  investments  in illiquid securities.

Loan Participations and Assignments

     Loan  Participations  typically will result in an Underlying  Fund having a contractual  relationship  only  with the  lender,  not with  the  borrower.  An
Underlying Fund will have the right to receive  payments of principal,  interest and any  fees  to  which  it is  entitled  only  from  the  lender  selling  the
Participation  and only upon  receipt  by the  lender of the  payments  from the borrower. In connection with purchasing Loan Participations,  an Underlying Fund generally  will have no right to enforce  compliance  by the  borrower  with the terms of the loan  agreement  relating  to the loan,  nor any  rights of set-off against the borrower,  and the Underlying Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Underlying Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender  selling a  Participation,  the  Underlying  Fund may be treated as a general  creditor of the lender and may not benefit from any set-off between the lender and the  borrower.  An Underlying  Fund will acquire Loan  Participations only if the lender interpositioned  between the Underlying Fund and the borrower is determined by the applicable  adviser to be creditworthy.  When an Underlying
Fund purchases Assignments from lenders, the Underlying Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     An Underlying  Fund may have  difficulty  disposing of Assignments and Loan
Participations. Because the market for such instruments is not highly liquid, an
Underlying  Fund  anticipates  that  such  instruments  could be sold  only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse  impact on an  Underlying  Fund's  ability  to dispose of  particular
Assignments or Loan  Participations  in response to a specific  economic  event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan  Participation  or Assignment  held by an Underlying Fund for which a secondary trading market exists,  the Underlying Fund will rely upon prices or  quotations  provided by banks,  dealers or pricing  services.  To the extent a secondary  trading  market does not exist,  an  Underlying  Fund's Loan
Participations  and  Assignments  will be valued in accordance  with  procedures adopted  by the  Board of  Trustees,  taking  into  consideration,  among  other factors: (i) the creditworthiness of the borrower under the loan and the lender;
(ii) the current interest rate; period until next rate reset and maturity of the loan;  (iii)  recent  prices in the market for  similar  loans;  and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

     An  Underlying  Fund  may  engage  in  reverse  repurchase   agreements  to
facilitate portfolio  liquidity,  a practice common in the mutual fund industry,
or  for  arbitrage   transactions  discussed  below.  In  a  reverse  repurchase agreement,  an Underlying Fund would sell a security and enter into an agreement to repurchase the security at a specified  future date and price.  An Underlying
Fund  generally  retains the right to  interest  and  principal  payments on the security.  Since the Underlying  Fund receives cash upon entering into a reverse repurchase agreement,  it may be considered a borrowing (see "Borrowing").  When required by guidelines of the SEC, an Underlying Fund will set aside permissible liquid assets in a segregated  account to secure its  obligations  to repurchase the security.  At the time an Underlying  Fund enters into a reverse  repurchase agreement,  it will establish and maintain a segregated account with an approved custodian  containing  liquid  securities  having  a value  not  less  than  the repurchase  price  (including  accrued  interest).  The assets  contained in the segregated account will be marked-to-market  daily and additional assets will be placed in such account on any day in which the assets fall below the  repurchase price (plus accrued  interest).  An Underlying  Fund's  liquidity and ability to manage  its  assets  might be  affected  when it sets  aside  cash or  portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk  that the  market  value  of the  securities  retained  in lieu of sale may decline below the price of the  securities  an  Underlying  Fund has sold but is obligated to  repurchase.  In the event the buyer of securities  under a reverse repurchase  agreement files for bankruptcy or becomes  insolvent,  such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Underlying Fund's  obligation to repurchase the securities,  and the
Underlying  Fund's use of the proceeds of the reverse  repurchase  agreement may
effectively  be  restricted  pending  such  determination.   Reverse  repurchase
agreements are considered to be borrowings under the 1940 Act.

     Mortgage  dollar rolls are  arrangements  in which an Underlying Fund would
sell   mortgage-backed   securities  for  delivery  in  the  current  month  and
simultaneously  contract  to  purchase  substantially  similar  securities  on a specified  future date.  While the  Underlying  Fund would forego  principal and interest  paid on the  mortgage-backed  securities  during the roll period,  the
Underlying Fund would be compensated by the difference between the current sales price and the lower  price for the future  purchase  as well as by any  interest earned on the proceeds of the initial sale.  The  Underlying  Fund also could be compensated  through the  receipt of fee income  equivalent  to a lower  forward price.  At the time an Underlying  Fund would enter into a mortgage dollar roll, it would set aside permissible  liquid assets in a segregated  account to secure its obligation  for the forward  commitment to buy  mortgage-backed  securities.
Depending on whether the  segregated  assets are cash  equivalent  or some other type of security,  entering into mortgage dollar rolls may subject an Underlying
Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll  settlement,  there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest  rate risk  because they settle  later,  then the
Underlying Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions  may be  considered  a  borrowing  by the  Underlying  Funds.  (See
"Borrowing")

     Mortgage  dollar  rolls and reverse  repurchase  agreements  may be used as arbitrage  transactions in which a Fund will maintain an offsetting  position in investment  grade debt  obligations or repurchase  agreements  that mature on or before  the  settlement  date on the  related  mortgage  dollar  roll or reverse repurchase  agreements.  Since a Fund will receive interest on the securities or repurchase  agreements  in which  it  invests  the  transaction  proceeds,  such transactions may involve leverage.  However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the  mortgage  dollar roll or reverse  repurchase  agreement,  an  Underlying
Fund's  adviser  believes that such  arbitrage  transactions  do not present the risks to the Underlying Fund that are associated with other types of leverage.

Temporary Investments

     Generally  the Fund and the  Underlying  Funds  will be fully  invested  in accordance with their  investment  objectives and strategies.  However,  pending investment of cash  balances or for other cash  management  purposes,  or if the
Fund's  or an  Underlying  Fund's  adviser  believes  that  business,  economic, political or financial  conditions warrant,  the Fund or the Underlying Fund may invest without limit in cash or money market cash  equivalents,  including:  (1)
short-term U.S.  government  securities;  (2) certificates of deposit,  banker's acceptances,  and  interest-bearing  savings  deposits of commercial  banks; (3)
prime quality  commercial paper; (4) repurchase  agreements  covering any of the securities in which the Fund or an Underlying Fund may invest directly;  and (5)
subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund or an Underlying Fund may invest.  Should this occur,  the Fund or an Underlying  Fund will not be pursuing its investment objective and may miss potential market upswings.

Portfolio Turnover

     The  portfolio  turnover  rate  for an  Underlying  Fund is  calculated  by dividing the lesser of purchases and sales of portfolio  securities for the year by the monthly average value of the portfolio  securities,  excluding securities whose maturities at the time of purchase were one year or less.

                             INVESTMENT RESTRICTIONS

     The following are  fundamental  investment  restrictions  of the Fund which cannot be changed without the vote of the majority of the outstanding  shares of the Fund for  which a  change  is  proposed.  The  vote of the  majority  of the outstanding  securities  means  the  vote  of (A)  67%  or  more  of the  voting securities  present  at such  meeting,  if the  holders  of more than 50% of the outstanding  voting  securities  are  present or  represented  by proxy or (B) a majority of the outstanding securities, whichever is less.

     The Fund:

     o    May not borrow money or issue senior securities,  except that the Fund may enter into reverse repurchase  agreements and may otherwise borrow money and issue senior  securities  as and to the extent  permitted by the 1940 Act or any rule, order or interpretation thereunder.

     o    May not act as an underwriter of another issuer's  securities,  except to the extent  that the Fund may be deemed an  underwriter  within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     o    May not purchase or sell commodities or commodities contracts,  except to the extent disclosed in the current Prospectus or SAI of the Fund.

     o    May not purchase the securities of any issuer if, as a result,  25% or more than (taken at current value) of the Fund's total assets would be invested in the  securities of issuers,  the  principal  activities of which  are in the same  industry  (other  than  securities  issued  or
          guaranteed  by  the  U.S.   government  or  any  of  its  agencies  or
          instrumentalities or securities of other investment  companies).  This limitation does not apply to securities issued by the U.S.  government or its agencies or  instrumentalities.  The following  industries  are
          considered   separate  industries  for  purposes  of  this  investment
          restriction: electric, natural gas distribution, natural gas pipeline, combined  electric and natural gas, and telephone  utilities,  captive
          borrowing  conduit,   equipment  finance,   premium  finance,  leasing
          finance, consumer finance and other finance.

     o    May not lend any security or make any other loan, except that the Fund may in accordance with its investment  objective and policies (i) lend portfolio securities;  (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations,  assignments, and structured securities; (iii) make
          loans  secured  by  mortgages  on  real  property;   (iv)  enter  into
          repurchase  agreements;  and (v) make  time  deposits  with  financial
          institutions   and   invest  in   instruments   issued  by   financial
          institutions,  and enter into any other lending  arrangement as and to
          the  extent   permitted  by  the  1940  Act  or  any  rule,  order  or
          interpretation thereunder.

     o    May not  purchase  or sell real  estate,  except that the Fund may (i)
          acquire real estate through ownership of securities or instruments and
          sell  any  real  estate  acquired  thereby,   (ii)  purchase  or  sell
          instruments secured by real estate (including interests therein),  and
          (iii)  purchase or sell  securities  issued by entities or  investment vehicles  that  own  or  deal  in  real  estate  (including  interests therein).

The following are the  non-fundamental  operating policies of the Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

     The Fund may not:

     o    sell securities  short unless the Fund owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current  rules and  positions  of the  SEC or its  staff,  and  provided  that  short positions in forward currency contracts,  options,  futures contracts, options on futures  contracts or other derivative  instruments are not deemed to constitute selling securities short.

     o    purchase  securities  on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions;
          and provided that margin deposits in connection with options,  futures contracts, options on futures contracts, transactions in currencies or
          other   derivative   instruments   shall  not  constitute   purchasing
          securities on margin.

     o    purchase or otherwise acquire any security if, as a result,  more than
          15% of the value of its net assets  would be  invested  in  securities that are illiquid.

     o    pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's  total  assets at the time of such  pledging, mortgaging or hypothecating.

     If any percentage  restriction or requirement  described above is satisfied at the time of  investment,  a later  increase or  decrease  in such  percentage resulting  from a  change  in NAV  will  not  constitute  a  violation  of  such restriction or  requirement.  However,  should a change in NAV or other external events cause the Fund's investments in illiquid securities  including repurchase agreements  with  maturities  in excess of seven  days,  to exceed the limit set forth above for the Fund's investment in illiquid securities,  the Fund will act to cause the aggregate  amount such securities to come within such limit as soon as  reasonably  practicable.  In such  event,  however,  the Fund  would  not be required to liquidate  any  portfolio  securities  where the Fund would suffer a loss on the sale of such securities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of  Trustees  of the Trust has adopted  policies  and  procedures regarding  the  disclosure  of  portfolio  holdings  information  to protect the interests of Fund  shareholders and to address  potential  conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers,  principal  underwriter or affiliated persons of the Fund's  investment  advisers or principal  underwriter.  The Trust's overall policy with  respect to the  release of  portfolio  holdings is to release  such information  consistent with  applicable  legal  requirements  and the fiduciary duties owed to shareholders.  Subject to the limited exceptions described below, the Trust will not make available to anyone non-public  information with respect to its portfolio holdings,  until such time as the information is made available to all shareholders or the general public.

     The policies and procedures are applicable to the Fund's investment adviser and any subadviser to the Fund. Pursuant to the policy, the Fund, its investment adviser, any subadviser, and their agents are obligated to:

     o    Act  in  the  best  interests  of  Fund   shareholders  by  protecting
          non-public and potentially material portfolio holdings information;
     o    Ensure  that  portfolio  holdings  information  is not  provided  to a favored group of clients or potential clients; and
     o    Adopt  such  safeguards  and  controls  around  the  release of client information  so that  no  client  or  group  of  clients  is  unfairly disadvantaged as a result of such release.

     Portfolio  holdings  information  that is not  publicly  available  will be released  selectively  only pursuant to the exceptions  described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited  until the  information  is at least 15 days old.  Nevertheless,  the
Chief  Investment  Officer,  the  Chief  Administrative  Officer  or their  duly authorized delegate may authorize,  where circumstances  dictate, the release of more current portfolio holdings information. The Fund and each of the Underlying
Funds  currently  posts its top ten  portfolio  holdings on the  Trust's  public
Internet  site at  www.gartmorefunds.com.  The top ten  portfolio  holdings  are updated  quarterly and are available  fifteen days after the end of each quarter end. The Fund and each of the  Underlying  Funds also  discloses  their complete portfolio  holdings  information  quarterly  to the SEC using Form N-Q within 60 days of the end of the first and third  quarter  ends of the  Fund's and each of the  Underlying  Funds'  fiscal  year and on Form N-CSR on the second and fourth quarter ends of the Fund's and each of the Underlying  Funds' fiscal year.  Form
N-Q is not required to be mailed to shareholders, but is made public through the
SEC electronic filings.  Shareholders receive either complete portfolio holdings information  or  summaries  of Fund  portfolio  holdings  with their  annual and semi-annual reports.

     Exceptions to the portfolio  holdings  release policy  described  above can only be authorized by the Chief  Investment  Officer,  the Chief  Administrative
Officer or their duly authorized delegate and will be made only when:

o    The Fund has a legitimate business purpose for releasing portfolio holdings information  in  advance  of release  to all  shareholders  or the  general public;
o    The  recipient of the  information  provides  written  assurances  that the non-public portfolio holdings information will remain confidential and that persons  with access to the  information  will be  prohibited  from trading based on the information; and
o    The release of such information  would not otherwise  violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

Under this policy, the receipt of compensation by the Fund,  investment adviser, a  subadviser,  or an  affiliate  as  consideration  for  disclosing  non-public portfolio holdings information will not be deemed a legitimate business purpose.

     Eligible  third  parties  to whom  portfolio  holdings  information  may be released in advance of general release include the following:

o    Data consolidators (including ratings agencies);
o    Fund rating/ranking services and other data providers; and
o    Service providers to the Fund.

If portfolio holdings  information is disclosed to third parties in violation of any provision of this policy, the information will be immediately filed with the
SEC, or by another method or combination of methods that is reasonably  designed to effect broad, non-exclusionary distribution of the information to the public.

     The Fund's investment  adviser conducts periodic reviews of compliance with the  policy  and the  Trust's  CCO  provides  annually  a report to the Board of
Trustees  regarding  the  operation  of the  policy  and  any  material  changes recommended  as a result of such review.  The  investment  adviser's  compliance staff will also annually submit to the Board a list of exceptions granted to the policy,  including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

               POSITION(S)                       NUMBER OF
               HELD WITH                         PORTFOLIOS
NAME,          THE TRUST    PRINCIPAL            IN FUND       OTHER
ADDRESS,       AND LENGTH   OCCUPATION(S)        COMPLEX       DIRECTORSHIPS
AND YEAR OF    OF TIME      DURING PAST FIVE     OVERSEEN BY   HELD
BIRTH          SERVED (1)   YEARS                TRUSTEE       BY TRUSTEE (2)

Charles E.     Trustee      Mr. Allen is             98        None
Allen          since July   Chairman, Chief
               2000         Executive
c/o Gartmore                Officer and
Global                      President of
Investments,                Graimark Realty
Inc. 1200                   Advisors, Inc.
River Road,                 (real estate
Suite 1000,                 development,
Conshohocken,               investment and
PA 19428                    asset
                            management).
1948

Paula H.J.     Trustee      Ms.                      98        Director of
Cholmondeley   since July   Cholmondeley is                    Dentsply
               2000         an independent                     International,
c/o Gartmore                strategy                           Inc., Ultralife
Global                      consultant.                        Batteries, Inc.,
Investments,                Ms.                                Terex
Inc. 1200                   Cholmondeley                       Corporation,
River Road,                 was Vice                           Minerals
Suite 1000,                 President and                      Technology, Inc.
Conshohocken,               General Manager                    and Albany
PA 19428                    of Sappi Fine                      International
                            Paper North                        Corp.
1947                        America.

C. Brent       Trustee      Dr. DeVore is            98        None
DeVore (3)     since 1990   President of
                            Otterbein
c/o Gartmore                College.
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1940

Phyllis Kay    Trustee      Beginning in             98        None
Dryden         since        February 2006
               December     Ms. Dryden is
c/o Gartmore   2004         employed by
Global                      Mitchell
Investments,                Madison, a
Inc. 1200                   management
River Road,                 consulting
Suite 1000,                 company.  Ms.
Conshohocken,               Dryden was a
PA 19428                    former Managing
                            Partner of
1947                        MARCH FIRST, a
                            global
                            management
                            consulting firm
                            prior to
                            February 2002.

Barbara L.     Trustee      Retired.                 98        None
Hennigar       since July
               2000
c/o Gartmore
Global
Investments,
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1935

Barbara I.     Trustee      Ms. Jacobs has           98        None
Jacobs         since        served as
               December     Chairman of the
c/o Gartmore   2004         Board of
Global                      Directors of
Investments,                KICAP Network
Inc. 1200                   Fund, a
River Road,                 European
Suite 1000,                 (United
Conshohocken,               Kingdom) hedge
PA 19428                    fund, since
                            December 2000.
1950                        Prior to 2004,
                            Ms. Jacobs was
                            also a Managing
                            Director and
                            European
                            Portfolio
                            Manager with
                            Teachers
                            Insurance and
                            Annuity
                            Association--
                            College
                            Retirement
                            Equity Fund.

Douglas F.     Trustee      Mr. Kridler has          98        None
Kridler        since        served as the
               September    President and
c/o Gartmore   1997         Chief Executive
Global                      Officer of the
Investments,                Columbus
Inc. 1200                   Foundation (a
River Road,                 Columbus,
Suite 1000,                 OH-based
Conshohocken,               foundation
PA 19428                    which manages
                            over 1,300
1955                        individual
                            endowment
                            funds) since
                            February 2002.
                            Prior to
                            January 31,
                            2002, Mr.
                            Kridler was the
                            President of
                            the Columbus
                            Association for
                            the Performing
                            Arts and
                            Chairman of the
                            Greater
                            Columbus
                            Convention and
                            Visitors Bureau.

Michael D.     Trustee      Retired. Mr.             98        None
McCarthy       since        McCarthy was
               December     Chairman  of
c/o Gartmore   2004         VMAC (commodity
Global                      swaps) from
Investments,                October 2002
Inc. 1200                   until June
River Road,                 2005; and  a
Suite 1000,                 partner of
Conshohocken,               Pineville
PA 19428                    Properties LLC
                            (a commercial
1947                        real estate
                            development
                            firm).

David C.       Trustee      Retired.                 98        None
Wetmore        since 1995
               and
c/o Gartmore   Chairman
Global         since
Investments,   February
Inc. 1200      2005
River Road,
Suite 1000,
Conshohocken,
PA 19428

1948

(1)  Length of time served includes time served with the Trust's predecessors.

(2)  Directorships held in (1) any other investment  companies  registered under the  1940  Act,  (2) any  company  with a class  of  securities  registered pursuant to Section 12 of the  Securities  Exchange Act of 1934, as amended
     (the  "Exchange  Act") or (3) any company  subject to the  requirements  of
     Section 15(d) of the Exchange Act.

(3)  Mr. DeVore has served as President of Otterbein  College  since 1984.  Mark
     Thresher,  President and Chief  Operating  Officer of Nationwide  Financial
     Services,  Inc.  ("NFS") has served as a member of the Board of Trustees of
     Otterbein  College  since  2000,  currently  serving  as  one  of 30 of its trustees,  and is currently one of two Vice  Chairmen of the Board.  NFS is under common control with each of the Gartmore  companies that serves as an investment  adviser or  principal  underwriter  to the Trust,  as each is a majority-owned subsidiary of Nationwide Corporation ("NC") and, through NC, of Nationwide  Mutual Insurance  Company (95.2%) and Nationwide Mutual Fire
     Insurance Company (4.8%).

Trustees Who are Interested Persons (as defined in the 1940 Act) and Officers of the Trust

               POSITION(S)                         NUMBER OF
               HELD WITH                           PORTFOLIOS
NAME,          THE TRUST    PRINCIPAL              IN FUND       OTHER
ADDRESS,       AND LENGTH   OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
AND YEAR OF    OF TIME      DURING PAST FIVE       OVERSEEN BY   HELD
BIRTH          SERVED (1)   YEARS                  TRUSTEE       BY TRUSTEE (2)

Paul J.        Trustee      Mr. Hondros has been       98 (3)     None
Hondros        since        President and Chief
               July         Executive Officer
Gartmore       2000         of various Gartmore
Global                      entities, including
Investments,                Gartmore Distribution
Inc. 1200                   Services, Inc.
River Road,                 ("GDSI"),(3) Gartmore
Suite 1000,                 Investor Services,
Conshohocken,               Inc. ("GISI"),(3)
PA 19428                    Gartmore Morley
                            Capital Management,
1948                        Inc. ("GMCM"),(3)
                            Gartmore Morley
                            Financial Services,
                            Inc.("GMFS"),(3)
                            NorthPointe Capital,
                            LLC ("NorthPointe"),
                            (3) Gartmore Global
                            Asset Management
                            Trust ("GGAMT")(3),
                            Gartmore Global
                            Investments, Inc.
                            ("GGI")(3), Gartmore
                            Mutual Fund Capital
                            Trust ("GMFCT")(3)
                            and Gartmore SA
                            Capital Trust ("GSA")
                            (3); and a Director
                            of Nationwide
                            Securities, Inc.(3),
                            as well as several
                            entities
                            within Nationwide
                            Financial Services,
                            Inc.

Arden L.       Trustee      Retired; Mr.               98         Director of
Shisler        since        Shisler is the                        Nationwide
               February     former President                      Financial
c/o Gartmore   2000         and Chief Executive                   Services,
Global                      Officer of KeB                        Inc. (1)
Investments,                Transport, Inc., a
Inc. 1200                   trucking firm (2000
River Road,                 through 2002).  He
Suite 1000,                 served as a
Conshohocken,               consultant to KeB
PA 19428                    from January 2003
                            through December
1941                        2004. Since 1992,
                            Mr. Shisler has also
                            been Chairman of the
                            Board for
                            Nationwide Mutual
                            Insurance
                            Company(3).

Gerald J.      Treasurer    Mr. Holland is             98         None
Holland        since        Senior Vice
               March        President -
Gartmore       2001         Operations for
Global                      GGI(3), GMFCT(3)
Investments,                and GSA(3).
Inc. 1200
River Road,
Suite 1000,
Conshohocken,
PA 19428

1951

Michael A.     Chief        Since November             98         None
Krulikowski    Compliance   1999, Mr.
               Officer      Krulikowski has
               since        served as a Vice
               June         President and Chief
               2004         Compliance Officer
                            of GGI.  Since
                            June 2004, Mr.
                            Krulikowski has
                            also served as
                            Chief Compliance
                            Officer of the
                            Trust.

Eric E.        Secretary    Mr. Miller is              98         None
Miller         since        Senior Vice
               December     President, Chief
Gartmore       2002         Counsel for GGI(3),
Global                      GMFTC(3), and GSA(3)
Investments,                since August 2002.
Inc. 1200                   From August 2000 to
River Road,                 August 2002, Mr.
Suite 1000,                 Miller was a Partner
Conshohocken,               with Stradley Ronon
PA 19428                    Stevens & Young, LLP.

1953

(1)  Length of time served includes time served with the Trust's predecessors.
(2)  Directorships held in (1) any other investment company registered under the
     1940 Act, (2) any company with a class of securities registered pursuant to
     Section  12 of  the  Exchange  Act  or  (3)  any  company  subject  to  the requirements of Section 15(d) of the Exchange Act.
(3)  This position is held with an affiliated person or principal underwriter of the Trust.

Responsibilities of the Board of Trustees

     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the  operation  of the Trust,  and  directs  the  officers  to perform the daily functions of the Trust.

Board of Trustees Committees

     The Board of Trustees has four standing  committees:  Audit,  Valuation and
Operations, Nominating and Fund Governance and Performance Committees.

     The  purposes  of the Audit  Committee  are to:  (a)  oversee  the  Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate,  the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial  statements and the  independent  audit thereof;  (c) ascertain the  independence of the Trust's independent  auditors;  (d) act as a liaison  between  the  Trust's  independent auditors  and  the  Board;  and  (e)  approve  the  engagement  of  the  Trust's independent  auditors to (i) render audit and  non-audit  services for the Trust and (ii) render non-audit  services for the Trust's  investment  advisers (other than a subadviser whose role is primarily  portfolio  management and is overseen by another  investment  adviser) and certain other entities under common control with one of the Trust's  investment  advisers if the  engagement  relates to the
Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent  auditors;  and (g) oversee the Trust's written policies and  procedures  adopted  under  Rule  38a-1  of the 1940  Act and  oversee  the appointment and performance of the Trust's designated Chief Compliance  Officer.
The  function  of  the  Audit   Committee  is  oversight;   it  is  management's
responsibility  to maintain  appropriate  systems for  accounting  and  internal control,  and the independent  auditors'  responsibility to plan and carry out a proper audit. The independent  auditors are ultimately  accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not  interested  persons  of the Trust,  as  defined  in the 1940 Act.  This
Committee  met six times during the past fiscal year and  currently  consists of the following Trustees: Mr. Allen, Ms. Cholmondeley  (Chairman),  Ms. Jacobs and
Mr. Wetmore.

     The purposes of the Valuation and  Operations  Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio  securities;  (b) oversee the implementation and operation of the Trust's Rule 2a-7  Procedures,  applicable to the Trust's money market fund series; (c) overseeing the principal underwriter with respect to the distribution  of the Trust's  shares,  including  oversight of the Trust's 12b-1 plans  and  administrative  services  plans;  and  (d)  overseeing  the  Trust's portfolio brokerage  practices.  The Valuation and Operations Committee met five times  during the past  fiscal  year and  currently  consists  of the  following
Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman),  and Mr.
McCarthy.

     The Nominating and Fund Governance  Committee has the following  powers and responsibilities:  (1) selection  and  nomination of all persons for election or appointment  as Trustees of the Trust  (provided  that nominees for  independent
Trustee are  recommended  for  selection  and  approval by all of the  incumbent independent  Trustees  then serving on the Board);  (2)  periodic  review of the composition  of the Board to  determine  whether  it may be  appropriate  to add individuals  with specific  backgrounds,  diversity or skill sets;  (3) periodic review of Board  governance  procedures  (including  the Board's  effectiveness,
Trustee retirement, Trustee investment in the Funds and the process by which the
Trust's  principal  service  providers are  evaluated);  (4) review of completed
Trustee  and  Officer   Questionnaires   and  adjust  composition  of  Board  by
recommending the removal, replacement, or retirement of an incumbent Trustee and may  recommend the selection and  nomination of an  appropriate  candidate;  (5)
oversee the implementation of the Board's policies regarding  evaluations of the
Board and Trustee peer evaluations;  (6) review and make  recommendations to the
Board  regarding  the Proxy Voting  Guidelines,  Policies and  Procedures of all
Trust advisers and subadvisers;  (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent  Trustees;  (8) review and make recommendations  to the Board regarding the Code of Ethics of the Trust and that of all Trust  advisers,  subadvisers,  and principal  underwriters  and annually review changes to, violations of, and  certifications  with respect to such Code of Ethics;  (9) oversee  implementation  of the  Trust's  Policy  Regarding  the
Service  by  Trustees  on the  Boards  of  Directors  of  Public  Companies  and
Unaffiliated Fund Companies;  (10) annual review and make recommendations to the
Board regarding the Board's  Statements of Policies  Regarding the Enhanced Fund
Governance  and  Oversight  By, the  Enhanced  Independence  of, & the  Enhanced
Effectiveness  of the Board of Trustees;  and (11) monitoring of the performance of legal counsel  employed by the independent  Trustees,  supervision of counsel for the independent  Trustees and monitoring of the performance of legal counsel to the Trust, in consultation  with the Trust's  management.  The Nominating and
Fund Governance  Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal  year and  currently  consists  of the  following  Trustees:  Mr.  DeVore
(Chairman), Ms. Cholmondeley,  Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

     The  Nominating  and  Fund  Governance  Committee  has  adopted  procedures regarding its review of  recommendations  for trustee nominees,  including those recommendations  presented  by  shareholders.  When  considering  whether to add additional  or  substitute  Trustees to the Board of Trustees of the Trust,  the
Trustees shall take into account any proposals for candidates  that are properly submitted to the Trust's Secretary.  Shareholders wishing to present one or more candidates  for  Trustee  for  consideration  may do so by  submitting  a signed written  request to the Trust's  Secretary at Attn:  Secretary,  Gartmore Mutual
Funds,  1200 River Road, Suite 1000,  Conshohocken,  Pennsylvania  19428,  which includes the following information:  (i) name and address of shareholder and, if applicable,  name of broker or record holder; (ii) number of shares owned; (iii)
name  of  Fund(s)  in  which  shares  are  owned;   (iv)  whether  the  proposed
candidate(s)  consent to being  identified  in any proxy  statement  utilized in
connection  with  the  election  of  Trustees;   (v)  the  name  and  background
information  of the  proposed  candidates  and  (vi) a  representation  that the candidate or  candidates  are willing to provide  additional  information  about themselves, including assurances as to their independence.

     The functions of the Performance  Committee are: (1) in  consultation  with management of the Trust,  to review the kind,  scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board  and,  if the  Committee  determines  that  changes to such data or reports would be  appropriate  and  practicable,  the  Committee  will work with management of the Trust to implement any such changes;  (2) in consultation with management of the Trust,  to review the  investment  performance  benchmarks and peer groups used in reports  delivered to the Board for comparison of investment performance of the Funds and, if the Committee  determines  that changes to such benchmarks or peer groups would be  appropriate,  the  Committee  will work with management to implement any such change;  (3) in consultation with management of the Trust, to review such other matters that affect  performance,  including for example, fee structures,  expense ratios, as the Committee deems to be necessary and appropriate  and work with management to implement any recommended  changes;
(4) to review and monitor  the  performance  of the  Trust's  funds and the fund family,  as a whole,  in the manner and to the extent  directed  by the Board of
Trustees,  recognizing  that the ultimate  oversight of fund  performance  shall remain with the full Board of Trustees;  (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's  funds with  respect to  management  of the Trust's  fund and any other account  managed by the portfolio  manager;  and (6) to review and monitor material  conflicts  of  interest  that may  arise  from a  portfolio  manager's management of multiple  accounts.  This Committee met four times during the past fiscal year and  currently  consists of the  following  Trustees:  Ms.  Hennigar
(Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2005

                                                      AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES AND/OR
                                                       SHARES IN ALL REGISTERED
                                                         INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE IN
                           SECURITIES AND/OR SHARES      FAMILY OF INVESTMENT
     NAME OF TRUSTEE              IN THE FUND                 COMPANIES

Charles E. Allen                     None                  $10,001-$50,000
Paula H.J.  Cholmondeley             None                  $10,001-$50,000
C. Brent DeVore                      None                   Over $100,000
Phyllis Kay Dryden                   None                  $10,001-$50,000
Barbara L. Hennigar                  None                  $10,001-$50,000
Barbara I. Jacobs                    None                  $10,001-$50,000
Douglas F. Kridler                   None                  $10,001-$50,000
Michael D. McCarthy                  None                        None
David C. Wetmore                     None                   Over $100,000
Paul J. Hondros                      None                   Over $100,000
Arden L. Shisler                     None                   Over $100,000

Ownerhsip in the Trust's Investment  Advisers(1),  Subadvisers(2) or Distributor
(3), as of December 31, 2005

Trustees Who are Not Interested Persons (as defined in the 1940 ACT) of the Fund

                      NAME OF OWNERS
                            AND
                     RELATIONSHIPS TO   NAME OF   TITLE OF CLASS   VALUE OF    PERCENT OF
  NAME OF TRUSTEE         TRUSTEE       COMPANY    OF SECURITY    SECURITIES      CLASS

Charles E. Allen            N/A           N/A          N/A           None          N/A
Paula H.J.                  N/A           N/A          N/A           None          N/A
Cholmondeley
C. Brent DeVore             N/A           N/A          N/A           None          N/A
Phyllis Kay Dryden          N/A           N/A          N/A           None          N/A
Barbara L. Hennigar         N/A           N/A          N/A           None          N/A
Barbara I. Jacobs           N/A           N/A          N/A           None          N/A
Douglas F. Kridler          N/A           N/A          N/A           None          N/A
Michael D. McCarthy         N/A           N/A          N/A           None          N/A
David C. Wetmore            N/A           N/A          N/A           None          N/A

(1)  Investment  advisers include  Gartmore Mutual Fund Capital Trust,  Gartmore
     Global Asset Management Trust, Gartmore Morley Capital Management, Inc.

(2)  Subadvisers  for  other  funds  not in this  SAI  include  Gartmore  Global
     Partners and NorthPointe Capital, LLC.

(3)  Gartmore  Distribution  Services,  Inc.,  or any  company,  other  than  an investment company, that controls the Fund's adviser or distributor.

Compensation of Trustees

     The Trustees receive fees and reimbursement for expenses of attending board meetings  from the Trust.  Gartmore  Mutual Fund Capital  Trust,  the adviser to various  series of the Trust based upon a pro rata share for the funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to
Trustees  who are  interested  persons of the Trust and who are  employees of an adviser or its  affiliates.  The  Compensation  Table below sets forth the total compensation paid to the Trustees of the Trust,  before  reimbursement,  for the fiscal year ended October 31, 2005. In addition,  the table sets forth the total compensation  to be paid to the  Trustees  from all the  Gartmore  Funds for the fiscal year ended October 31, 2005. Trust officers receive no compensation  from the Trust in their capacity as officers.

     The  Trust  does not  maintain  any  pension  or  retirement  plans for the
Officers or Trustees of the Trust.

                                          PENSION RETIREMENT
                          AGGREGATE       BENEFITS ACCRUED AS   ESTIMATED ANNUAL
                      COMPENSATION FROM      PART OF TRUST       BENEFITS UPON     TOTAL COMPENSATION
   NAME OF TRUSTEE        THE TRUST            EXPENSES            RETIREMENT      FOR THE COMPLEX(1)

Charles E. Allen         $ 49,750                $ 0                 $ 0               $ 100,500
Paula H.J.                 58,333                  0                   0                 117,667
Cholmondeley
C. Brent DeVore            50,500                  0                   0                 101,000
Phyllis Kay Dryden         35,250                  0                   0                  70,500
Barbara L. Hennigar        51,500                  0                   0                 103,000
Paul J. Hondros(2)           NA                    NA                  NA                   NA
Barbara L. Jacobs          36,000                  0                   0                  73,000
Douglas F. Kridler         50,250                  0                   0                 101,250
Michael D. McCarthy        33,500                  0                   0                  67,750
Arden L. Shisler           40,750                  0                   0                  81,875
David Wetmore              66,125                  0                   0                 133,250

     (1) On October 31, 2005, the Fund Complex  included two trusts comprised of
     84 investment company funds or series.
     (2) Does not receive  compensation from the Trust for meeting attendance or serving as a Trustee.

Code of Ethics

     Federal  law  requires  the  Trust,   each  of  its  investment   advisers,
subadvisers, and principal underwriter to adopt codes of ethics which govern the personal  securities  transactions of their respective  personnel.  Accordingly, each such entity has adopted a code of ethics pursuant to which their respective
personnel  may  invest  securities  for  their  personal   accounts   (including
securities that may be purchased or held by the Trust).

                     INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

     The Trust pays the  compensation  of the Trustees who are not  employees of
Gartmore Global Investments,  Inc. ("GGI"), or its affiliates, and all expenses, including  governmental fees,  interest charges,  taxes,  membership dues in the
Investment Company Institute  allocable to the Trust;  investment  advisory fees and any Rule 12b-1 fees;  fees under the Trust's Fund  Administration  Agreement which includes the expenses of calculating the Fund's net asset values; fees and expenses of independent  certified public  accountants,  legal counsel,  and any transfer agent, registrar,  and dividend disbursing agent of the Trust; expenses of  preparing,  printing,  and mailing  shareholders'  reports,  notices,  proxy statements,  and  reports to  governmental  offices  and  commissions;  expenses connected with the execution,  recording,  and settlement of portfolio  security transactions;  insurance  premiums;  fees and expenses of the  custodian for all services to the Trust;  expenses of calculating the net asset value of shares of the Trust;  expenses of  shareholders'  meetings;  and expenses  relating to the issuance,  registration,  and  qualification  of shares of the  Trust.  Gartmore
Mutual Fund Capital Trust ("GMF" or "Adviser") may, from time to time,  agree to voluntarily or  contractually  waive  advisory fees, and if necessary  reimburse expenses,  in  order to  limit  total  operating  expenses  for the Fund  and/or classes,  as described  below.  These expense  limitations  apply to the classes described;  if a  particular  class  is  not  referenced,  there  is no  expense limitation for that class.

Investment Adviser

     Under an Investment Advisory Agreement with the Trust, GMF manages the Fund in accordance with the policies and procedures  established by the Trustees. GMF manages the day-to day investments of the Fund. GMF pays the compensation of the officers  of the  Trust  employed  by GMF and  pays a pro  rata  portion  of the compensation  and  expenses  of the  Trustees  who are  employed  by GGI and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services,  office  space,  equipment,  and clerical  personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and  supervisory  personnel for managing the investments and effecting the  portfolio  transactions  of the Trust.  In addition,  GMF pays,  out of its legitimate profits,  broker-dealers,  trust companies, transfer agents and other financial  institutions  in exchange for their  selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

     The  Investment  Advisory  Agreement also  specifically  provides that GMF, including its directors,  officers,  and employees,  shall not be liable for any error of judgment, or mistake of law, any loss arising out of any investment, or any act or omission in the  execution and  management  of the Trust,  except for willful  misfeasance,  bad faith, or gross  negligence in the performance of its duties,  or by reason of reckless  disregard of its obligations and duties under the  Agreement.  The Agreement  continues in effect for an initial period of two years and thereafter shall continue  automatically for successive annual periods provided such  continuance  is  specifically  approved at least  annually by the
Trustees,  or by vote of a majority of the outstanding  voting securities of the
Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement  terminates automatically  in the event of its  "assignment," as defined under the 1940 Act.
It may be terminated as to the Fund without penalty by vote of a majority of the outstanding  voting securities of the Fund, or by either party, on not less than
60 days written  notice.  The  Agreement  further  provides  that GMF may render similar services to others.

     GMF,  located at 1200 River Road,  Suite 1000,  Conshohocken,  Pennsylvania
19428,  is a wholly owned  subsidiary of Gartmore  Global  Investments,  Inc., a holding  company  which is an indirect,  majority-owned  subsidiary  of Gartmore
Global Asset Management Trust ("GGAMT"),  also located at 1200 River Road, Suite
1000, Conshohocken,  Pennsylvania 19428. GGAMT, which is a registered investment adviser,  is a wholly owned  subsidiary  of Nationwide  Corporation.  All of the common stock of Nationwide  Corporation is held by Nationwide  Mutual  Insurance
Company (95.2%) and Nationwide  Mutual Fire Insurance  Company  (4.8%),  each of which is a mutual company owned by its policyholders.

     For services provided under the Investment Advisory Agreement, GMF receives an annual fee of 0.15%  paid  monthly  based on average  daily net assets of the
Fund.

Limitation of Fund Expenses

Gartmore Mutual Fund Capital Trust

     In the interest of limiting the expenses of the Fund,  GMF may from time to time waive some or all of its  investment  advisory fee or reimburse  other fees for the  Fund.  In this  regard,  GMF has  entered  into an  expense  limitation agreement  with  the  Trust  on  behalf  of the Fund  (the  "Expense  Limitation
Agreement").  Pursuant to the Expense  Limitation  Agreement,  GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 fees and administrative  services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits  described  below.  Please  note that the waiver of such fees will cause  the total  return  and  yield of the Fund to be  higher  than they  would otherwise be in the absence of such a waiver.

     GMF may request and receive  reimbursement  from the Fund for the  advisory fees  waived or limited and other  expenses  reimbursed  by GMF  pursuant to the
Expense  Limitation  Agreement  at a later  date  when the Fund  has  reached  a sufficient  asset size to permit  reimbursement  to be made without  causing the total  annual  operating  expense  ratio of the Fund to exceed the limits in the
Expense  Limitation  Agreement.  No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million;  (ii) the total annual  expense ratio of the Class making such  reimbursement  is less than the limit set forth below;
(iii) the payment of such  reimbursement is approved by the Board of Trustees on a quarterly  basis;  and (iv) the payment of such  reimbursement is made no more than three years from the fiscal year in which the  corresponding  reimbursement to the  Fund  was  made.  Except  as  provided  for in  the  Expense  Limitation
Agreement,  reimbursement of amounts  previously waived or assumed by GMF is not permitted.

     Until at least  February 28, 2008,  GMF has agreed  contractually  to waive advisory  fees and,  if  necessary,  reimburse  expenses in order to limit total annual  fund  operating  expenses  to 0.25% of all  share  classes  of the Fund, excluding any taxes, interest, brokerage commissions and other costs incurred in connection  with the  purchase  and  sale of  portfolio  securities,  short-sale dividend  expenses,  Rule 12b-1 fees,  fees paid pursuant to the  Administrative
Services Plan,  other  expenditures  which are  capitalized  in accordance  with generally accepted accounting principles and other extraordinary expenses.

Investment Advisory Fees

     The Fund has not commenced  operations as of the date of this SAI, and thus paid no investment advisory fees.

Multi-Manager Structure

     The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers  without  the  approval of  shareholders;  the order also allows the
Adviser to revise a subadvisory  agreement without  shareholder  approval.  If a subadviser is hired,  the change will be communicated to shareholders  within 90 days of such  change,  and the change will be  approved by the Trust's  Board of
Trustees, including a majority of the Trustees who are not interested persons of the Trust or the  Adviser.  The order is intended to  facilitate  the  efficient operation of the Fund and afford the Trust increased management flexibility.

     The Adviser provides investment  management evaluation services to the Fund principally by performing  initial due diligence on prospective  subadvisers for the Fund and  thereafter  monitoring the  performance of the subadviser  through quantitative and qualitative analysis as well as periodic in-person,  telephonic and written  consultations  with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and
ultimately   recommending   to  the  Trust's  Board  of  Trustees   whether  the
subadviser's  contract should be renewed,  modified or terminated;  however, the
Adviser  does not  expect to  recommend  frequent  changes of  subadvisers.  The
Adviser will regularly  provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the
Adviser will monitor the performance of the  subadvisers,  there is no certainty that the  subadvisers  or the Fund will  obtain  favorable  results at any given time.

Portfolio Managers

     Appendix C contains  the  following  information  regarding  the  portfolio manager  identified  in the  Fund's  Prospectus:  (i) the  dollar  range  of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential  conflicts of interest that might arise from the management of multiple accounts.

Distributor

     Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for the
Fund in the continuous  distribution  of its shares  pursuant to an Underwriting
Agreement dated as of February 28, 2005 (the "Underwriting  Agreement").  Unless
otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive  annual periods,  if, such  continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the  outstanding  shares of that Fund, and (ii) the vote of a majority of the
Trustees  of the Trust who are not  parties  to the  Underwriting  Agreement  or interested persons (as defined in the 1940 Act) of any party to the Underwriting
Agreement,  cast in person at a meeting called for the purpose of voting on such approval.  The  Underwriting  Agreement  may be  terminated  in the event of any assignment,  as defined in the 1940 Act.  Until  September 30, 2002,  Nationwide
Securities,  Inc.  ("NSI")  served  as  the  Trust's  underwriter.   GDSI  is  a
wholly-owned  subsidiary of Gartmore Global Asset Management,  Inc. ("GGAMI"), a
Delaware  holding  company.  GGAMI is a  wholly-owned  subsidiary of Gartmore SA
Capital Trust,  which is an investment  adviser and is  wholly-owned by Gartmore
Global Investments,  Inc. ("GGI"), a Delaware holding company. GGI is a majority owned, indirect subsidiary of GGAMT.

The  following  entities  or  people  are  affiliates  of the Trust and are also affiliates of GDSI:

     Gartmore Mutual Fund Capital Trust
     Gartmore Global Asset Management Trust
     Gartmore Global Partners*
     Gartmore SA Capital Trust
     Nationwide Life Insurance Company
     Nationwide Life and Annuity Insurance Company
     Nationwide Financial Services, Inc.
     Nationwide Corporation
     Nationwide Mutual Insurance Company
     Paul Hondros
     Gerald Holland
     Eric Miller

     *On May 25, 2006, Nationwide Mutual Insurance Company and Nationwide Mutual
     Fire Insurance Company entered into a definitive agreement to sell Gartmore
     Group Limited and certain of its  subsidiaries,  including  Gartmore Global
     Partners,  to an  unaffiliated  third party.  The sale is expected to close during the third quarter of 2006.

     In its  capacity  as  Distributor,  GDSI  solicits  orders  for the sale of
Shares, advertises and pays the costs of distribution, advertising, office space and the personnel  involved in such  activities.  GDSI receives no  compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales  charge and 12b-1  fee,  if any,  imposed  upon sales of the Fund's shares.

Distribution Plan

     The Trust,  with respect to shares of the Fund,  has adopted a Distribution
Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Fund to compensate GDSI, as the Fund's principal  underwriter,  for expenses  associated with  the  distribution  of the  Fund's  Class A,  Class B,  Class C, or Class R
shares,  as applicable.  Although  actual  distribution  expenses may be more or less, the Fund, or the applicable  class, as indicated below, pay GDSI an annual fee under the Plan,  regardless  of  expenses,  in annual  amount  that will not exceed the following amounts:

               AMOUNT

0.25% of the average daily net assets of the Fund's Class
A shares (distribution or services fee).

1.00% of the average daily net assets of the Fund's Class
B shares (0.25% services fee).

1.00% of the average daily net assets of the Fund's Class
C shares (0.25% services fee).

0.50% of the average daily net assets of the Fund's Class
R shares (0.25% of which may be either a distribution or
services fee).

     As required by Rule 12b-1,  the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect  financial  interest in the  operation of the
Plan (the "Independent Trustees").  The Plan was initially approved by the Board of Trustees on March 5, 1998.  The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to the applicable shares of the Fund by vote of a majority of the Independent
Trustees,  or by vote of a majority of the  outstanding  shares of that Class or
Fund, as applicable.  Any change in the Plan that would materially  increase the distribution cost to the applicable  shareholders requires shareholder approval.
The Trustees  review  quarterly a written  report of such costs and the purposes for which such costs have been  incurred.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the
Trust shall be committed to the discretion of such  disinterested  persons.  All agreements  with any person  relating to the  implementation  of the Plan may be terminated  at any  time on 60  days'  written  notice  without  payment  of any penalty,  by vote of a majority of the Independent  Trustees or by a vote of the majority of the outstanding  applicable shares. The Plan will continue in effect for  successive  one-year  periods,  provided  that  each  such  continuance  is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees  cast in person at a  meeting  called  for that  purpose.  The Board of  Trustees  has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed  determination  of whether the Plan  should be  implemented  or continued.  In addition the  Trustees in approving  the Plan as to the Fund must determine that there is a reasonable  likelihood  that the Plan will benefit the
Fund and its Shareholders.

     The Board of  Trustees of the Trust  believes  that the Plan is in the best interests of the Fund since it encourages  Fund growth and  maintenance  of Fund assets.  As the Fund  grows in  size,  certain  expenses,  and  therefore  total expenses  per Share,  may be reduced  and overall  performance  per Share may be improved.

     GDSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers  pursuant  to which  such  dealers  will  provide  certain  services  in connection with the distribution of the Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional  amounts from its own resources to dealers or other financial  intermediaries  for aid in distribution or for aid in providing administrative services to shareholders.

Fund Administration and Transfer Agency Services

     Under the terms of the Fund  Administration  and Transfer Agency Agreement,
Gartmore SA Capital Trust ("GSA"),  a wholly-owned  subsidiary of GGI,  provides for various administrative and accounting services, including daily valuation of the Fund's  shares,  preparation  of  financial  statements,  tax  returns,  and regulatory  reports,  and  presentation  of  quarterly  reports  to the Board of
Trustees.  GGI  is  a  wholly-owned,  indirect  subsidiary  of  GGAMT.  Gartmore
Investors  Services,  Inc.  ("GISI"),  an indirect  subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and
GISI are located at 1200 River  Road,  Suite  1000,  Conshohocken,  Pennsylvania
19428. For the fund  administration and transfer agency services,  the Fund pays
GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:

                                             AGGREGATE TRUST FEE
             ASSET LEVEL                     AS A PERCENTAGE OF NET ASSETS

       $0 up to $1 billion                   0.26%
       $1 up to $3 billion                   0.19%
       $3 up to $4 billion                   0.15%
       $4 up to $5 billion                   0.08%
      $5 up to $10 billion                   0.05%
     $10 up to $12 billion                   0.03%
      $12 billion and more                   0.02%

     GSA pays GISI from these fees for its services as the Trust's  transfer and dividend disbursing agent.

Sub-Administration

     GSA and GISI  have  entered  into a  Services  Agreement  with  BISYS  Fund
Services Ohio, Inc.  ("BISYS"),  effective  November 1, 2001, to provide certain fund  administration  and  transfer  agency  services  for the  Fund.  For these services,  GSA pays  BISYS an annual  fee at the  following  rates  based on the average  daily net  assets of the  aggregate  of all the funds of the Trust that
BISYS is providing such services for:

                                             AGGREGATE TRUST FEE
             ASSET LEVEL                     AS A PERCENTAGE OF NET ASSETS

       $0 up to $1 billion                    0.20%
       $1 up to $3 billion                    0.15%
       $3 up to $4 billion                    0.10%
       $4 up to $5 billion                    0.05%
      $5 up to $10 billion                    0.02%
     $10 up to $12 billion                    0.01%
      $12 billion and more                   0.005%

Administrative Services Plan

     Under the terms of an Administrative  Services Plan, the Trust is permitted to  enter  into  Servicing  Agreements  with  servicing  organizations,  such as
broker-dealers  and  financial  institutions,   who  agree  to  provide  certain
administrative  support  services in  connection  with the Class A, Class R, and
Institutional  Service  Class shares of the Fund.  Such  administrative  support services  include,  but are not  limited  to, the  following:  establishing  and
maintaining   shareholder   accounts,   processing   purchase   and   redemption
transactions,  arranging for bank wires, performing shareholder  sub-accounting, answering inquiries  regarding the Funds,  providing periodic statements showing the account balance for beneficial  owners or for plan  participants or contract holders of insurance company separate  accounts,  transmitting proxy statements, periodic reports,  updated prospectuses and other communications to shareholders and,  with  respect to  meetings of  shareholders,  collecting,  tabulating  and forwarding to the Trust executed  proxies and obtaining  such other  information and performing  such other services as may reasonably be required.  With respect to the Class R shares,  these types of  administrative  support services will be exclusively provided for retirement plans and their plan participants.

     As authorized by the  Administrative  Services Plan for the Fund, the Trust
has entered into a Servicing Agreement for the Fund pursuant to which Nationwide
Financial  Services,  Inc. ("NFS") has agreed to provide certain  administrative support services in connection with the applicable Fund shares held beneficially by its customers.  NFS is a majority owned subsidiary of Nationwide Corporation, which also owns GGAMT. In  consideration  for providing  administrative  support services,  NFS and other  entities with which the Trust may enter into Servicing
Agreements  (which may include GDSI) will receive a fee,  computed at the annual rate of up to 0.25% of the average  daily net assets of the Class A, Class R and
Institutional Service Class shares of each Fund.

Custodian

     JPMorgan  Chase Bank, 4 New York Plaza,  New York,  New York 10008,  is the
Custodian  for the  Trust  and  makes all  receipts  and  disbursements  under a
Custodian  Agreement.  The  Custodian  performs no  managerial  or policy making functions for the Fund.

Legal Counsel

     Stradley   Ronon  Stevens  &  Young,   LLP,   2600  One  Commerce   Square,
Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

Independent Registered Public Accountants

     PricewaterhouseCoopers  LLP, Two Commerce  Square,  Suite 1700, 2001 Market
Street, Philadelphia,  Pennsylvania 19103-7042, serves as Independent Registered
Public Accountants for the Trust.

Brokerage Allocations

     GMF  (or a  subadviser)  is  responsible  for  decisions  to buy  and  sell securities  and other  investments  for the Fund,  the  selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions  on stock and commodity  exchanges in the United States, these  commissions  are  negotiated,  whereas  on  foreign  stock and  commodity exchanges these  commissions  are generally fixed and are generally  higher than brokerage  commissions in the United States. In the case of securities traded on the  over-the-counter  markets or for  securities  traded on a principal  basis, there is generally no  commission,  but the price  includes a spread between the dealer's  purchase  and sale  price.  This  spread is the  dealer's  profit.  In underwritten  offerings,  the price  includes a disclosed,  fixed  commission or discount.  Most short term  obligations  are  normally  traded on a  "principal"
rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account  rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary  consideration in portfolio security transactions is best price and execution of the transaction  i.e.,  execution at the most  favorable  prices and in the most  effective  manner  possible.  "Best price-best  execution"  encompasses  many factors  affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security,  the commission  charged, the promptness,  availability and reliability of execution,  the confidentiality and  placement  accorded  the order,  and  customer  service.  Therefore,  "best price-best  execution" does not necessarily  mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  GMF has complete  freedom as to the markets in and the  broker-dealers  through which it seeks this result.

     Subject to the primary  consideration of seeking best price-best  execution and as discussed below,  securities may be bought or sold through broker-dealers who have furnished  statistical,  research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information  is  useful to the  Adviser  even  though  its  dollar  value may be indeterminable,  and its receipt or  availability  generally does not reduce the
Adviser's normal research activities or expenses.

     Fund portfolio  transactions may be effected with  broker-dealers  who have assisted  investors  in the purchase of variable  annuity  contracts or variable insurance  policies  issued by Nationwide  Life Insurance  Company or Nationwide
Life & Annuity Insurance Company.  However,  neither such assistance nor sale of other  investment  company shares is a qualifying or  disqualifying  factor in a broker-dealer's  selection,  nor is the selection of any broker-dealer  based on the volume of shares sold.

     There  may be  occasions  when  portfolio  transactions  for the  Fund  are executed  as part of  concurrent  authorizations  to  purchase  or sell the same security for trusts or other accounts  (including  other mutual funds) served by the  Adviser or by an  affiliated  company  thereof.  Although  such  concurrent authorizations  potentially could be either  advantageous or  disadvantageous to the Fund,  they are affected only when the Adviser  believes that to do so is in the  interest  of the  Fund.  When such  concurrent  authorizations  occur,  the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Fund, it is the policy of the
Adviser and  subadvisers to obtain best  execution at the most favorable  prices through  responsible  broker-dealers.  The  determination of what may constitute best  execution in a  securities  transaction  by a broker  involves a number of considerations,  including  the overall  direct net economic  result to the Fund
(involving  both price paid or  received  and any  commissions  and other  costs paid),  the efficiency  with which the  transaction is effected,  the ability to effect the transaction at all when a large block is involved,  the  availability of the broker to stand ready to execute possibly  difficult  transactions in the future,  the  professionalism  of the broker,  and the  financial  strength  and stability of the broker.  These considerations are judgmental and are weighed by the Adviser in determining the overall  reasonableness of securities  executions and  commissions  paid. In selecting  broker-dealers,  the Adviser will consider various relevant  factors,  including,  but not limited to, the size and type of the  transaction;  the nature and  character  of the markets for the security or asset to be purchased or sold; the execution efficiency,  settlement capability, and  financial  condition  of  the  broker-dealer's  firm;  the  broker-dealer's execution  services,  rendered on a continuing basis; and the  reasonableness of any commissions.

     The  Adviser  may  cause  the  Fund to pay a  broker-dealer  who  furnishes brokerage  and/or  research  services  a  commission  that is in  excess  of the
commission  another   broker-dealer   would  have  received  for  executing  the
transaction if it is determined,  pursuant to the  requirements of Section 28(e)
of the Securities  Exchange Act of 1934,  that such  commission is reasonable in relation to the value of the brokerage and/or research services  provided.  Such research  services  may  include,  among  other  things,  analyses  and  reports
concerning  issuers,  industries,   securities,  economic  factors  and  trends,
portfolio  strategy,  analytic  or  modeling  software,  market  data  feeds and historical market information.  Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement.
The fees paid to the Adviser pursuant to its investment  advisory  agreement are not reduced by reason of its receiving any brokerage and research services.  The research  services  provided by  broker-dealers  can be useful to the Adviser in serving their other clients.  All research services received from the brokers to whom  commission are paid are used  collectively,  meaning such services may not actually be  utilized  in  connection  with each  client  account  that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from  considering the  broker-dealers  sale of shares of the Fund, except as may be specifically permitted by law.

     Under the 1940 Act,  "affiliated  persons" of the Fund are prohibited  from dealing with it as a principal in the purchase and sale of securities  unless an exemptive order allowing such  transactions  is obtained from the SEC.  However, the  Fund may  purchase  securities  from  underwriting  syndicates  of which an affiliate, as defined in the 1940 Act, is a member under certain conditions,  in accordance with Rule 10f-3 under the 1940 Act.

     The Fund  contemplates  that,  consistent with the policy of obtaining best
results,   brokerage   transactions   may  be  conducted   through   "affiliated
broker/dealers,"  as  defined in the 1940 Act.  Under the 1940 Act,  commissions paid by the Fund to an "affiliated  broker/dealer" in connection with a purchase or sale of securities offered on a securities  exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated  broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable  execution  capability  and (2) at least as favorable as  commissions contemporaneously  charged by such broker/dealer on comparable  transactions for its most  favored  unaffiliated  customers,  except for  accounts  for which the affiliated  broker/dealer  acts as a clearing broker for another  brokerage firm and  customers of an  affiliated  broker/dealer  considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it
practicable  and  in  its  best  interests  to  solicit   competitive  bids  for
commissions on each transaction.  However,  consideration  regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Purchases, Redemptions and Pricing of Shares

     All investments in the Trust are credited to the  shareholder's  account in the form of full and fractional  shares of the  designated  Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     The NAV per share of the Fund is determined  once daily, as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  (generally 4
P.M. Eastern Time) on each business day the Exchange is open for regular trading
(and on such other days as the Board determines).  However, to the extent that a
Fund's  investments  are traded in markets that are open when the New York Stock
Exchange is closed,  the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

     The Trust will not compute NAV for the Fund on customary  national business holidays, including the following:  Christmas Day, New Year's Day, Martin Luther
King, Jr. Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day and Thanksgiving Day.

     The Fund reserves the right to not determine net asset value when:  (i) the
Fund has not received any orders to purchase,  sell or exchange  shares and (ii)
changes in the value of the Fund's  portfolio do not affect the Fund's net asset value.

     The offering  price for orders  placed  before the close of the Exchange on each  business  day the  Exchange  is open  for  trading,  will  be  based  upon calculation  of the NAV at the close of  regular  trading on the  Exchange.  For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open  for  trading.  The  NAV of a  share  of the  Fund on  which  offering  and redemption  prices  are based is the NAV of the Fund,  divided  by the number of shares outstanding,  with the result adjusted to the nearer cent. The NAV of the
Fund is determined by subtracting  the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).  The NAV per share for a class is  calculated by adding the value of all  securities  and other assets of the Fund allocable to the class,  deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

     Securities for which market  quotations are readily available are values at current  market value as of  Valuation  Time.  Valuation  Time will be as of the close of regular trading on the New York Stock Exchange  (usually 4 P.M. Eastern
Time).  Equity  securities are valued at the last quoted sale price, or if there is no sale price,  the last quoted bid price provided by an independent  pricing service  approved  by the Board of  Trustees.  Securities  traded on NASDAQ  are valued at the NASDAQ Official  Closing Price.  Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term  obligations)
are valued at the last quoted bid price and/or by using a  combination  of daily quotes and matrix evaluations  provided by an independent  pricing service,  the use of which has been approved by the Board of Trustees of the Trust. Short-term debt  securities  such as commercial  paper and U.S.  treasury  bills,  having a remaining  maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which  approximates  market value.  The pricing service activities and results are reviewed by an officer of the Trust.  Debt Securities of  the  Trust's  Money  Market  Funds  are  valued  at  amortized  cost,  which approximates market value.

     The pricing  service  activities  and results are reviewed by an officer of the Trust.  Securities for which market quotations are not readily available, or for which an independent  pricing service does not provide a value or provides a value that does not represent fair value in the judgment of GMF or designee, are valued at fair value under procedures  approved by the Fund's Board of Trustees.
Fair value determinations are required for securities whose value is affected by a  significant  event that will  materially  affect  the value of a domestic  or foreign  security  and which occurs  subsequent  to the time of the close of the principal  market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

     The  Fund  values   foreign   equity   securities  at  fair  value  in  the
circumstances described below. Generally,  trading in foreign securities markets is completed  each day at various times prior to the Valuation  Time. Due to the time  differences  between  the  closings  of the  relevant  foreign  securities exchanges  and the  Valuation  Time for the Fund,  the Fund will fair  value its foreign  investments  when the market  quotations  for the  foreign  investments either are not  readily  available  or are  unreliable  and,  therefore,  do not represent  fair value.  When fair value prices are  utilized,  these prices will attempt to reflect the impact of the U.S.  financial  markets'  perceptions  and trading  activities  on the Fund's  foreign  investments  since the last closing prices of the foreign  investments  were  calculated  on their  primary  foreign securities  markets or exchanges.  For these purposes,  the Board of Trustees of
the  Trust  have  determined  that  movements  in  relevant   indices  or  other
appropriate  market  indicators,  after  the  close  of the  foreign  securities exchanges,  may  demonstrate  that market  quotations  are  unreliable,  and may trigger fair value pricing for certain securities.  Consequently, fair valuation of portfolio  securities  may occur on a daily basis.  The fair value pricing by the Trust utilizes data furnished by an  independent  pricing  service (and that data  draws  upon,  among  other  information,  the  market  values  of  foreign investments).  The fair value prices of portfolio  securities  generally will be used when it is  determined  that the use of such  prices will have an impact on the net asset  value of the Fund.  When the Fund uses fair  value  pricing,  the values  assigned  to the  Fund's  foreign  investments  may not be the quoted or published prices of the investments on their primary markets or exchanges.

     The pricing  service  activities  and results are reviewed by an officer of the  Trust.  Securities  and other  assets,  for which  such  market  prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of GMF or its designee,  are valued at fair value under procedures approved by the Trust's
Board of Trustees.

     The Trust may  suspend  the right of  redemption  for such  periods  as are permitted under the 1940 Act and under the following unusual circumstances:  (a)
when the New York Stock Exchange is closed (other than weekends and holidays) or trading  is  restricted;  (b)  when an  emergency  exists,  making  disposal  of portfolio securities or the valuation of net assets not reasonably  practicable;
or (c) during any period  when the SEC has by order  permitted a  suspension  of redemption for the protection of shareholders.

Systematic Investment Strategies

     Automatic  Asset  Accumulation - This is a systematic  investment  strategy which combines  automatic  monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy,  you invest a fixed amount  monthly  over an extended  period of time, during  both  market  highs and lows.  Dollar  Cost  Averaging  can allow you to achieve a  favorable  average  share cost over time  since  your  fixed  monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices  during  market highs.  Although no formula can assure a profit or protect against loss in a declining market,  systematic  investing has proven a  valuable  investment  strategy  in the past.  Once you have  opened an account  with  at  least  $1,000,  you  can  contribute  to an  Automatic  Asset
Accumulation plan for as little as $50 a month in the Fund.

     Automatic  Asset Transfer - This  systematic  investment plan allows you to transfer $25 or more to one Fund from another  Fund  systematically,  monthly or quarterly,  after Fund minimums have been met. The money is  transferred  on the
25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved  automatically from one Fund to another at the time they are paid.  This strategy can provide  investors with the benefits of Dollar Cost
Averaging  through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly  transfer from the Fund to any other Fund you select  buys more  shares  when share  prices fall during low markets and fewer  shares at higher  prices  during  market  highs.  Although no formula  can  assure a profit or protect  against  loss in a  declining  market, systematic  investing has proven a valuable investment strategy in the past. For transfers  from the Prime Shares of the Gartmore  Money Market Fund to the Fund,
sales charges may apply if not already paid.

     Automatic Withdrawal Plan ($50 or More) - You may have checks for any fixed amount  of  $50 or  more  automatically  sent  bi-monthly,  monthly,  quarterly, semi-annually  or annually,  to you (or anyone you designate)  from your account for Class A, Class B and Class C shares. Complete the appropriate section of the
Mutual Fund Application for New Accounts or contact your financial  intermediary or the  Transfer  Agent.  Your  account  value  must  meet the  minimum  initial investment  amount at the time the  program is  established.  This  program  may reduce and eventually  deplete your account.  Generally,  it is not advisable to continue to purchase  Class A or Class C shares  subject to a sales charge.  The
$50  minimum  is waived  for  Required  Minimum  Distributions  from  Individual
Retirement Accounts.

NOTE:  If you  are  withdrawing  more  shares  than  your  account  receives  in dividends,  you will be decreasing  your total shares  owned,  which will reduce your future dividend potential.

Automatic  Withdrawal  Plan  (AWP) on Class B Shares - You will not be charged a
CDSC on  redemptions if you redeem 12% or less of your account value in a single year.

     For each  AWP  payment,  assets  that are not  subject  to a CDSC,  such as appreciation  on shares and shares  acquired  through  reinvestment of dividends and/or capital gain distributions,  will be redeemed first and will count toward the 12% limit.  If there is an  insufficient  amount of assets not  subject to a
CDSC to cover a particular  AWP payment,  shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.  Any dividends  and/or  capital gain distributions  taken in cash by a shareholder who receives payments through
AWP will also count  toward the 12% limit.  In the case of AWP, the 12% limit is calculated  at the  time  of an  automatic  redemption  is  first  made,  and is recalculated at the time each additional automatic redemption is made.

Investor Privileges

     The Fund  offers  the  following  privileges  to  shareholders.  Additional information may be obtained by calling GDSI toll free at 800-848-0920.

     No Sales Charge on  Reinvestments - All dividends and capital gains will be automatically  reinvested free of charge in the form of additional shares within the same Fund and class or  another  specifically  requested  Fund (but the same class)  unless  you have  chosen to  receive  them in cash on your  application.
Unless requested in writing by the  shareholder,  the Trust will not mail checks for  dividends  and  capital  gains  of  less  than  $5 but  instead  they  will automatically  be  reinvested  in the form of  additional  shares,  and you will receive a confirmation.

     Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Gartmore  Fund to another  Gartmore  Fund in order to respond to changes in your goals or in market  conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made,  and the amount you exchange  must meet the  applicable  minimum  investment of the Fund being  purchased.  The exchange privilege  may be limited  due to  excessive  trading  or market  timing of fund shares.

Exchanges among Gartmore Funds

     Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently  accepting purchase orders or
Class X or Class Y shares of the Fixed Income  Funds),  so long as both accounts have the same  owner,  and your  first  purchase  in the new Fund  meets the new
Fund's minimum investment  requirement (and subject to the investor  eligibility requirements for the Gartmore Short Duration Bond Fund).

     Because  Class R  shares  of the Fund are  held  within  retirement  plans, exchange  privileges  with other Class R shares of the Gartmore Funds may not be available  unless  the  Class R shares  of the  other  Gartmore  Funds  are also available within a plan.  Please contact your retirement plan  administrator for information on how to exchange your Class R shares within your retirement plan.

     Generally,  there is no sales  charge  for  exchanges  of Class B, Class C,
Institutional  Service Class or  Institutional  Class shares.  However,  if your exchange  involves  certain Class A shares,  you may have to pay the  difference between  the sales  charges if a higher  sales  charge  applies to the Fund into which you are  exchanging.  If you exchange your Class A shares that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within
18 months of the original  purchase (24 months for Gartmore  Short Duration Bond
Fund),  the  applicable  CDSC will be the CDSC for the Fund.  Exchanges into the
Prime Shares of the Money Market Fund are only  permitted from Class A, Class B,
Class C and  Institutional  Service  Class  shares of the Fund.  If you exchange
Class B, Class C shares (or certain Class A shares  subject to a CDSC) for Prime
Shares  of the  Money  Market  Fund,  the time you hold the  shares in the Money
Market  Fund will not be counted  for  purposes of  calculating  any CDSC.  As a result,  if you then sell your Prime Shares of the Money  Market Fund,  you will pay the sales charge that would have been charged if the initial  Class B, Class
C (or  certain  Class A) shares  had been sold at the time they were  originally exchanged  into the Money Market Fund.  If you exchange your Prime Shares of the
Money Market Fund back into Class B or Class C (or certain Class A) shares,  the time you held Class B, Class C (or certain  Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or  calculating the  CDSC.  If you wish to  purchase  shares  of the Fund or class for which the exchange  privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made Four Convenient Ways:

By Telephone

     Automated Voice Response System - You can  automatically  process exchanges for the Fund  (except for the  Gartmore  Short  Duration  Bond Fund and the
     Class  X and  Class  Y  shares  of  the  Fixed  Income  Funds)  by  calling
     800-848-0920,  24 hours a day, seven days a week.  However, if you declined the option on the  application,  you will not have this automatic  exchange privilege.  This  system  also gives you quick,  easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price  information,  mailing  and wiring  instructions  as well as other  mutual fund  information.  You must call our toll free number by the
     Valuation  Time to receive that day's  closing  share price.  The Valuation
     Time is the close of regular trading of the New York Stock Exchange,  which is usually 4:00 p.m. Eastern Time.

     Customer Service Line - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the  Valuation  Time to receive that day's  closing share price.

     The Fund may record all instructions to exchange shares.  The Fund reserves the right at any time without  prior notice to suspend,  limit or terminate the telephone  exchange privilege or its use in any manner by any person or class.

     The Fund will employ the same procedure  described  under "Buying,  Selling and  Exchanging  Fund  Shares"  in  the  Prospectus  to  confirm  that  the instructions are genuine.

     The Fund will not be liable for any loss,  injury,  damage, or expense as a result of acting upon  instructions  communicated  by telephone  reasonably believed to be genuine,  and the Fund will be held  harmless from any loss, claims or liability  arising from its  compliance  with such  instructions.
     These  options  are  subject to the terms and  conditions  set forth in the
     Prospectus and all telephone  transaction  calls may be tape recorded.  The
     Fund reserves the right to revoke this privilege at any time without notice to  shareholders  and request  the  redemption  in  writing,  signed by all shareholders.

     By Mail or Fax - Write  Gartmore  Funds,  P.O. Box 182205,  Columbus,  Ohio
     43218-2205  or fax (614)  428-3278.  Please  be sure  that  your  letter or facsimile  is signed  exactly as your account is  registered  and that your account  number and the Fund from which you wish to make the  exchange  are included.  For example,  if your account is  registered  "John Doe and Mary
     Doe", "Joint Tenants With Right of  Survivorship,'  then both John and Mary must sign the exchange  request.  The exchange will be processed  effective the date the signed letter or fax is received.  Fax requests received after the Valuation  Time will be processed as of the next business day. The Fund reserves  the right to require  the  original  document  if you use the fax method.

     By On Line Access - Log on to our website  www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the  website,  you will be  instructed  on how to select a password and perform transactions. You can choose to receive information on all of our  funds  as well as your  own  personal  accounts.  You may  also perform  transactions,  such as purchases,  redemptions and exchanges.  The
     Fund may  terminate  the  ability to buy Fund  shares on its website at any time,  in which case you may continue to exchange  shares by mail,  wire or telephone pursuant to the Prospectus.

     Free Check Writing  Privilege  (Prime  Shares of the Gartmore  Money Market
     Fund) - You may request a supply of free checks for your  personal  use and there is no monthly  service fee. You may use them to make  withdrawals  of
     $500 or more from your account at any time.  Your account will  continue to earn daily income dividends until your check clears your account.  There is no limit on the number of checks you may write.  Cancelled  checks will not be returned to you. However,  your monthly statement will provide the check number,  date and  amount of each check  written.  You will also be able to obtain copies of cancelled  checks,  the first five free and $2.00 per copy
     thereafter,   by  contacting   one  of  our  service   representatives   at
     800-848-0920.

Investor Services

     Automated  Voice Response System - Our toll free number  800-848-0920  will connect  you 24 hours a day,  seven  days a week to the  system.  Through a selection of menu options,  you can conduct  transactions,  hear fund price
     information,   mailing  and  wiring  instructions  and  other  mutual  fund information.

     Toll Free Information and Assistance - Customer service representatives are available  to answer  questions  regarding  the  Funds and your  account(s)
     between  the  hours  of 8 a.m.  and 9 p.m.  Eastern  Time  (Monday  through
     Friday).  Call toll free:  800-848-0920  or contact us at our FAX telephone number (614) 428-3278.

     Retirement  Plans-  Shares of the Fund may be purchased  for  Self-Employed
     Retirement  Plans,   Individual  Retirement  Accounts  (IRAs),  Roth  IRAs,
     Coverdell IRAs, Simplified Employee Pension Plans, Corporate Pension Plans,
     Profit Sharing Plans and Money Purchase Plans.  For a free information kit, call 1-800-848-0920.

     Shareholder  Confirmations - You will receive a confirmation statement each time a requested  transaction is processed.  However,  no confirmations are
     mailed  on  certain  pre-authorized,   systematic  transactions,  or  IRAs.
     Instead, these will appear on your next consolidated statement.

     Consolidated  Statements  -  Shareholders  of the  Fund  receive  quarterly statements as of the end of March,  June,  September  and December.  Please
     review your  statement  carefully and notify us  immediately  if there is a discrepancy or error in your account.

     For shareholders with multiple accounts,  your consolidated  statement will reflect all your current holdings in the Gartmore Funds.  Your accounts are consolidated  by social  security  number  and zip code.  Accounts  in your household  under  other  social  security  numbers  may be  added  to  your statement  at  your  request.  Depending  on  which  Funds  you  own,  your consolidated  statement  will be sent  either  monthly or  quarterly.  Only
     transactions   during  the  reporting  period  will  be  reflected  on  the statements.  An  annual  summary  statement  reflecting  all  calendar-year transactions in all your Funds will be sent after year-end.

     Average Cost  Statement - This  statement may aid you in preparing your tax return  and in  reporting  capital  gains  and  losses  to the IRS.  If you redeemed any shares during the calendar year, a statement  reflecting  your taxable gain or loss for the  calendar  year (based on the average cost you paid  for  the  redeemed  shares)  will be  mailed  to you  following  each year-end.  Average  cost can only be  calculated  on accounts  opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift,  inheritance,  transfer,  or by any means  other  than a  purchase cannot be calculated.

     Average cost is one of the IRS approved methods  available to compute gains or  losses.  You may wish to  consult a tax  advisor  on the other  methods available. The average cost information will not be provided to the IRS. If you have any  questions,  contact  one of our  service  representatives  at
     800-848-0920.

     Shareholder  Reports - All shareholders will receive reports  semi-annually detailing the financial operations of the Fund.

     Prospectuses  - An  updated  prospectus  will  be  mailed  to you at  least annually.

     Undeliverable  Mail - If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions,  the Fund will not send any future mail to the  shareholder  unless it receives  notification  of a correct mailing address for the shareholder. With respect to any redemption checks or  dividend/capital  gains distribution checks that are returned as undeliverable  or not  presented for payment  within six months,  the Trust
     reserves  the  right  to  reinvest  the  check   proceeds  and  any  future
     distributions  in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

Performance Advertising

     The Fund may use past performance in advertisements,  sales literature, and its prospectus,  including  calculations of average annual total return,  30-day yield, and seven-day yield, as described below.

Total Return

     The Fund may from time to time advertise historical performance, subject to
Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted  represents past performance and is not a guarantee of future  results.  The investment  return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     All  performance  advertisements  shall include average annual total return quotations  for the most recent one, five, and ten year periods (or life, if the
Fund has been in operation  less than one of the  prescribed  periods).  Average annual  total  return  represents  the rate  required  each year for an  initial investment to equal the redeemable value at the end of the quoted period.  It is calculated  in a uniform  manner by dividing  the ending  redeemable  value of a hypothetical  initial  payment of $1,000 for a specified  period of time, by the amount of the  initial  payment,  assuming  reinvestment  of all  dividends  and distributions.  The one,  five,  and ten year  periods are  calculated  based on periods that end on the last day of the calendar  quarter  preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

Description of Shares

     The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional  shares of beneficial  interest of the Fund and to divide or combine such shares into a greater or lesser number of shares  without thereby  exchanging the  proportionate  beneficial  interests in the Trust. Each share of the Fund  represents an equal  proportionate  interest in the Fund with each other share.  The Trust  reserves the right to create and issue a number of different funds.  Shares of the Fund would participate  equally in the earnings, dividends,  and assets those  particular  funds.  Upon  liquidation of the Fund, shareholders  are  entitled  to  share  pro rata in the net  assets  of the Fund available for distribution to shareholders.

     The Trust is currently  authorized to offer shares of beneficial  interest, without  par  value,  in 51  series.  With  respect  to the  Fund,  the Trust is authorized  to offer the  following  share  classes:  Class A, Class B, Class C,
Class R, Institutional Service Class, and Institutional Class.

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular  class are equal in all respects to the other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the  distribution  of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as  described  in this SAI and in the  Prospectus  but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

     Shareholders  of each class of shares have one vote for each share held and a  proportionate  fractional  vote for any  fractional  share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except,  under certain circumstances,  to amend the  Declaration  of  Trust,  the  Investment  Advisory
Agreement, fundamental investment objectives, investment policies and investment restrictions,  to elect and  remove  Trustees,  to  reorganize  the Trust or any series or class  thereof and to act upon  certain  other  business  matters.  In regard to  termination,  sale of assets,  the change of  investment  objectives, policies and restrictions or the approval of an Investment  Advisory  Agreement, the right to vote is limited to the  holders  of shares of the  particular  fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

     To the  extent  that such a meeting  is not  required,  the Trust  does not intend to have an annual  or  special  meeting  of  shareholders.  The Trust has represented  to the SEC  that  the  Trustees  will  call a  special  meeting  of shareholders  for purposes of  considering  the removal of one or more  Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding  votes of the Trust and the Trust will assist in communicating  with other  shareholders  as  required  by  Section  16(c) of the 1940  Act.  At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all  outstanding  shares of the Trust),  by majority  vote,  has the power to remove one or more Trustees.

Shareholder Inquiries

     All  inquiries  regarding  the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION

Buying a dividend

     If you  invest in the Fund  shortly  before  the  record  date of a taxable distribution,  the distribution will lower the value of the Fund's shares by the amount  of the  distribution,  and  you  will  in  effect  receive  some of your investment back, but in the form of a taxable distribution.

Multi-class funds

     The Fund  calculates  dividends  and capital  gain  distributions  the same manner for each  class.  The  amount of any  dividends  per share  will  differ, however,  generally due to the difference in the  distribution and service (Rule
12b-1) and administrative services fees applicable to each class.

Distributions of net investment income

     The Fund receives income generally in the form of dividends and interest on its  investments.  This income,  less expenses  incurred in the operation of the
Fund,  constitutes the Fund's net investment  income from which dividends may be paid to you. If you are a taxable  investor,  any distributions by the Fund from such income (other than qualified  dividend income received by individuals) will be taxable to you as ordinary  income,  whether  you receive  them in cash or in additional shares.  Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates,  provided certain holding period requirements  are met. See the  discussion  below under the heading,  "Qualified
Dividend Income for Individuals."

Distributions of capital gain

     The Fund may  realize a capital  gain or loss in  connection  with sales or
other  dispositions  of  its  portfolio   securities.   Distributions  from  net
short-term capital gain will be taxable to you as ordinary income. Distributions from net  long-term  capital  gain will be taxable to you as  long-term  capital gain,  regardless  of how long you have  held your  shares in the Fund.  Any net capital gain (excess of net long-term  capital gain over net short-term  capital loss) realized by the Fund generally will be distributed once each year, and may be distributed more frequently,  if necessary,  to reduce or eliminate excise or income taxes on the Fund.

Investments in foreign securities

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by the  Fund.  Similarly,  foreign  exchange  losses  realized  on the sale of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Pass-through  of foreign  tax  credits.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the  Fund's  total  assets at the end of a fiscal  year is  invested  in foreign securities,  the Fund may elect to pass  through  to you your pro rata  share of foreign taxes paid by the Fund.  If this  election is made,  the Fund may report more  taxable  income  to you than it  actually  distributes.  You will  then be entitled  either to deduct your share of these taxes in  computing  your taxable income,  or to claim a foreign  tax credit  for these  taxes  against  your U.S.
federal income tax (subject to limitations for certain  shareholders).  The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

     The amount of any foreign tax credits  available to you (as a result of the pass-through  to you of your pro rata share of  foreign  taxes paid by the Fund)
will  be  reduced  if you  receive  from  the  Fund  qualifying  dividends  from qualifying  foreign  corporations  that are  subject  to tax at  reduced  rates.
Shareholders in these circumstances should talk with their personal tax advisors about their  foreign tax credits and the  procedures  that they should follow to claim these credits on their personal income tax returns.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and  recognizes any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC security would cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified  dividends for individuals  when distributed to you by the
Fund.

Information on the amount and tax character of distributions

     The Fund will inform you of the amount of your ordinary  income and capital gain  dividends  at the time they are  paid,  and will  advise  you of their tax status for federal  income tax purposes  shortly  after the end of each calendar year.  If you have not held Fund shares for a full year,  the Fund may designate and distribute to you, as ordinary income, as qualified  dividends or as capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions  declared by the Fund in December  but paid in January are taxable to you as if they were paid in December.

Election to be taxed as a regulated investment company

     The Fund  intends to elect or has  elected  to be  treated  as a  regulated investment  company under  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally pays no federal  income tax on the income and gain it distributes to you. The Trust's
Board of Trustees  reserves the right not to maintain the  qualification  of the
Fund as a regulated  investment company if it determines such a course of action to be beneficial to  shareholders.  In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions  to you would be taxed as  dividend  income  to the  extent of the
Fund's earnings and profits.

Excise tax distribution requirements

     To avoid federal excise taxes,  the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month  period ending October 31; and 100% of any  undistributed  amounts from the prior year. The Fund intends to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund shares

     Sales and exchanges of Fund shares are taxable transactions for federal and state income tax  purposes.  If you sell your Fund  shares,  whether you receive cash or exchange them for shares of a different  Gartmore Fund, the IRS requires you to report  any gain or loss on your  sale or  exchange.  If you  owned  your shares as a capital  asset,  any gain or loss that you  realize  generally  is a capital gain or loss, and is long-term or short-term,  depending on how long you owned your shares. Any redemption/exchange  fees you incur on shares redeemed or exchanged  within 90 days after the date they were  purchased  will decrease the amount of any capital  gain (or  increase  any capital  loss) you realize on the sale or exchange.

     Sales at a loss  within six months of  purchase.  Any loss  incurred on the sale or  exchange  of Fund  shares  owned for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

     Deferral  of  basis.  In  reporting  gain or loss on the sale of your  Fund shares,  you may be  required  to adjust your basis in the shares you sell under the following circumstances:

     IF:
     o In your  original  purchase of Fund shares,  you received a  reinvestment right (the right to  reinvest  your sales  proceeds at a reduced or with no sales charge), and
     o You sell  some or all of your  original  shares  within  90 days of their purchase, and
     o You reinvest the sales proceeds in the Fund or in another  Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN:
     In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is  excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     Wash  sales.  All or a portion of any loss that you  realize on the sale of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund within 30 days before or after your sale. Any loss  disallowed  under these rules is added to your tax basis in the new shares.

U.S. government securities

     The income  earned on certain  U.S.  government  securities  is exempt from state and local  personal  income taxes if earned  directly by you.  States also grant  tax-free  status to dividends  paid to you from interest  earned on these
securities,   subject  in  some  states  to  minimum   investment  or  reporting
requirements  that  must be met by a Fund.  The  income on Fund  investments  in certain securities, such as repurchase agreements,  commercial paper and federal
agency-backed   obligations  (e.g.,  Government  National  Mortgage  Association
(Ginnie Mae) or Federal National Mortgage  Association (Fannie Mae) securities), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified dividend income for individuals

     For  individual  shareholders,  a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain rates.  This reduced rate  generally is available for dividends paid by the Fund from the following sources of income:

     o    dividends paid by domestic corporations,
     o    dividends paid by qualified foreign corporations, including:
          -    corporations incorporated in a possession of the U.S.,
          -    corporations  eligible  for income tax treaty  benefits  with the
               U.S. under treaties  determined by the Treasury  Department to be qualified, and
          -    corporations  whose  stock  is  traded  on  domestic   securities
               exchange.

     Dividends from corporations exempt from tax, dividends from passive foreign investment  companies  (PFICs),  and dividends paid from interest  earned by the
Fund on debt  securities  generally  will not  qualify  for this  favorable  tax treatment.

     Both the Fund and the investor must each  separately  meet certain  holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund  must hold the stock for at least 61 days  during  the  121-day  period beginning 60 days before the stock  becomes  ex-dividend.  Similarly,  investors must hold their  Fund  shares for at least 61 days  during  the  121-day  period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date  following  the  declaration  of a dividend  on which the purchaser  of stock is not  entitled  to  receive  the  dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year,  the Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.  These reduced rates of taxation for qualified  dividends are scheduled to expire for taxable years  beginning  after
December 31, 2008, unless extended or made permanent before that date.

Dividends-received deduction for corporations

     If you are a corporate  shareholder,  a percentage of the dividends paid by the Fund for the most recent fiscal year will qualify for the dividends-received deduction.  You may be  allowed to deduct  these  qualified  dividends,  thereby reducing the tax that you would otherwise be required to pay on these dividends.
The  dividends-received  deduction  will  be  available  only  with  respect  to dividends  designated by the Fund as eligible for such treatment.  All dividends
(including the deducted  portion) must be included in your  alternative  minimum taxable  income  calculation.  If the Fund's  income is derived  primarily  from either investments in foreign rather than domestic securities or interest rather than dividends,  generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in complex securities

     The Fund may invest in complex securities (e.g., futures,  options, forward currency  contracts,  short-sales,  PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could  affect  whether  gain or loss recognized  by the Fund is treated as  ordinary  or  capital,  or as interest or dividend income.  These rules could also accelerate the recognition of income to the Fund  (possibly  causing the Fund to sell  securities  to raise the cash for necessary  distributions).  These  rules  could  defer  the  Fund's  ability  to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain  foreign  securities.  These rules could,  therefore, affect the amount,  timing, or character of the income distributed to you by the
Fund.

     Short sales and securities lending  transactions.  The Fund's entry into an option or other  contract  could be  treated  as the  "constructive  sale" of an
"appreciated  financial  position," causing it to realize gain, but not loss, on
the  position.   Additionally,   the  Fund's  entry  into   securities   lending
transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified  dividend  income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Backup withholding

     By law, the Fund must withhold a portion of your taxable  distributions and redemption  proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not  subject  to backup  withholding,  and  certify  that you are a U.S.  person
(including  a U.S.  resident  alien).  The Fund  also must  withhold  if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

Non-U.S. investors

     Non-U.S.  Investors may be subject to U.S.  withholding  and estate tax and are subject to special  U.S. tax  certification  requirements.  Foreign  persons
should  consult  their  tax  advisors  about  the   applicability  of  U.S.  tax
withholding and the use of the appropriate forms to certify their status.

     In general,  the United Sates imposes a flat 30%  withholding tax (or lower
treaty  rate)  on  U.S.  source   dividends.   Certain   exceptions  may  apply.
Exempt-interest  dividends are not subject to U.S. withholding tax. Capital gain dividends  paid by the Fund from either  long-term or  short-term  capital gains
(other than gain realized on  disposition  of U.S. real property  interests) are not  subject  to  U.S.  withholding  tax  unless  you  are a  nonresident  alien individual present in the United States for a period or periods  aggregating 183 days or more during the taxable year.

     In addition,  the Fund may invest in  securities  of  corporations  or real estate  investment  trusts  (REITs)  that invest in real  property.  The Foreign
Investment  in Real  Property Tax Act of 1980 (FIRPTA)  makes  non-U.S.  persons subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRTPA gain. To the  extent  that the Fund  realizes  a gain on its  investment  in a U.S.  real property  interest,  or receives a  distribution  from the gain on the sale of a
U.S. real property interest realized on one of its investments,  and passes that gain through to its  shareholders,  such a distribution  when made to a non-U.S.
shareholder  may be  subject  to U.S.  withholding  tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

     Also,  interest-related  dividends paid by the Fund from qualified interest income are not subject to U.S.  withholding  tax.  "Qualified  interest  income"
includes,  in general,  U.S.  source (1) bank deposit  interest,  (2) short-term original discount and (3) interest  (including  original issue discount,  market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation  issued by a corporation  or partnership in which the Fund is a 10-percent  shareholder or is contingent  interest,  and (4)
any interest-related dividend from another regulated investment company.

     Ordinary  dividends  paid by the Fund to non-U.S.  investors  on the income earned  on  portfolio  investments  in (i) the  stock of  domestic  and  foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S. withholding tax. The exemption from withholding for short-term capital gain dividends  and  interest-related  dividends  paid by the Fund is  effective  for dividends  paid  with  respect  to  taxable  years of the Fund  beginning  after
December 31, 2004 and before January 1, 2008.

     A partial  exemption from U.S. estate tax may apply to stock in a Fund held by the estate of a nonresident  decedent.  The amount treated as exempt is based upon  the  proportion  of the  assets  held by a Fund at the end of the  quarter immediately preceding the decedent's death that are debt obligations,  deposits, or other property that would generally be treated as situated outside the United
States if held directly by the estate. This provision applies to decedents after
December 31, 2005 and before January 1, 2008.

     Special U.S. tax certification requirements apply to non-U.S.  Shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the  shareholder's  country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial  owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S.  taxpayer  identification  number  will  remain  in  effect  for a period beginning on the date signed and ending on the last day of the third  succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

                               MAJOR SHAREHOLDERS

     Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance
Company,  each  located  at One  Nationwide  Plaza,  Columbus,  Ohio  43215  and
Nationwide  Life  Insurance  Company  of  America  ("NLICA"),  located  at  1000
Chesterbrook  Boulevard,   Berwyn,  Pennsylvania  19312,  are  wholly  owned  by
Nationwide  Financial  Services,  Inc.  ("NFS").  Nationwide  Life  and  Annuity
Insurance Company of America, located at 300 Continental Drive, Newark, Delaware
19713,  is wholly  owned by NLICA.  NFS, a holding  company,  has two classes of common stock  outstanding  with  different  voting  rights  enabling  Nationwide
Corporation (the holder of all outstanding Class B Common Stock) to control NFS.
Nationwide  Corporation is also a holding  company in the  Nationwide  Insurance
Enterprise.  All of the  common  stock  of  Nationwide  Corporation  is  held by
Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance
Company (4.7%), each of which is a mutual company owned by its policyholders.

     The  Nationwide  Life  Insurance  Company  and its  affiliates  directly or indirectly own the Adviser. Since the Fund has not yet commenced operations,  it is expected that upon commencement of the public offering, the Adviser or one of its affiliates will own all or  substantially  all of the Fund's shares.  To the extent  Nationwide  Life  Insurance  Company  and  its  affiliates  directly  or indirectly  own,  control and hold power to vote 25% or more of the  outstanding shares of the Fund,  they are deemed to have  "control"  over matters  which are subject to a vote of the Fund's shares.

                              FINANCIAL STATEMENTS

     A copy of the Fund's  annual report may be obtained  without  charge may be obtained without charge upon request by writing the Fund or by calling toll free
1-800-848-6311. As the Fund is new, the first annual report will be available on or about December 31, 2006.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's  corporate or municipal debt rating is a current  assessment of the  creditworthiness  of an obligor with  respect to a specific  obligation.
This  assessment  may  take  into  consideration  obligors  such as  guarantors, insurers, or lessees.

The debt rating is not a recommendation  to purchase,  sell, or hold a security, inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished by the issuer or  obtained by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any rating and may,  on  occasion,  rely on  unaudited  financial  information.  The ratings may be changed,  suspended,  or  withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of default - capacity and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation.

     2.   Nature of and provisions of the obligation.

     3.   Protection  afforded by, and relative  position of, the  obligation in the event of bankruptcy,  reorganization,  or other  arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA- Debt rated  `AAA' has the  highest  rating  assigned  by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.

AA-  Debt  rated  `AA' has a very  strong  capacity  to pay  interest  and repay principal and differs from the highest rated issues only in small degree.

A-   Debt rated `A' has a strong  capacity to pay interest  and repay  principal although it is somewhat more  susceptible to the adverse effects of changes in  circumstances  and  economic  conditions  than  debt  in  higher  rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay  principal.  Whereas it  normally  exhibits  adequate  protection parameters,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity to pay interest and repay  principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB',  `B', `CCC',  `CC' and `C' is regarded as having  predominantly speculative  characteristics  with respect to capacity to pay interest and repay principal.  `BB' indicates the least degree of speculation  and `C' the highest.
While such debt will likely have some  quality and  protective  characteristics, these are outweighed by large  uncertainties  or major risk exposures to adverse conditions.

BB-  Debt rated `BB' is less i  vulnerable  to  default  than other  speculative issues.  However,  it faces  major  ongoing  uncertainties  or  exposure to adverse  business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                      A-1

B-   Debt  rated `B' has a greater  vulnerability  to default  than  obligations rated BB but  currently  has the  capacity to meet  interest  payments  and principal repayments.  Adverse business,  financial, or economic conditions will  likely  impair  capacity or  willingness  to pay  interest  and repay principal.

CCC- Debt rated `CCC' is currently  vulnerable to default, and is dependent upon favorable  business,  financial,  and  economic  conditions  to meet timely payment of interest  and  repayment of  principal.  In the event of adverse business,  financial, or economic conditions,  it is not likely to have the capacity to pay interest and repay principal.

CC-  Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C-   Debt rated `C'  signifies  that a bankruptcy  petition has been filed,  but debt service payments are continued.

D-   Debt rated `D' is in payment default.  The `D' rating category is used when interest  payments or principal  payments are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grade period.  The `D'
     rating also will be used upon the filing of a  bankruptcy  petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are  generally  referred to as
     "gilt  edged."  Interest  payments  are  protected  by a  large  or  by  an exceptionally  stable  margin and  principal  is secure.  While the various protective elements are likely to change, such changes as can be visualized are most  unlikely  to impair the  fundamentally  strong  position  of such issues.

Aa-  Bonds which are rated Aa are judged to be of high quality by all standards.
     Together with the Aaa group they comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection  may not be as  large as in Aaa  securities  or  fluctuation  of protective  elements  may be of  greater  amplitude  or there  may be other elements  present which make the long-term risk appear somewhat larger than in Aaa securities.

A-   Bonds which are rated A possess many  favorable  investment  attributes and are to be considered as  upper-medium  grade  obligations.  Factors  giving security to principal and interest are  considered  adequate,  but elements may be present which suggest a  susceptibility  to impairment  some time in the future.

Baa- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly  protected nor poorly secured).  Interest  payments and  principal  security  appear  adequate  for  the  present  but  certain protective elements may be lacking or may be characteristically  unreliable over any great  length of time.  Such  bonds  lack  outstanding  investment characteristics and in fact have speculative characteristics as well.

Ba-  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered well-assured.  Often the protection of interest and  principal  payments  may  be  very  moderate,  and  thereby  not  well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B-   Bonds which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds  which are  rated Caa are of poor  standing.  Such  issues  may be in default  or there  may be  present  elements  of  danger  with  respect  to principal or interest.

                                      A-2

Ca-  Bonds which are rated Ca represent  obligations  which are speculative in a high  degree.  Such  issues  are  often in  default  or have  other  marked shortcomings.

C-   Bonds which are rated C are the lowest rated class of bonds,  and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1- Notes bearing this  designation are of the best quality,  enjoying strong protection from established  cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes  bearing  this  designation  are of high  quality,  with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes  bearing  this  designation  are of  favorable  quality,  with  all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch IBCA Information  Services,  Inc. ("Fitch")  investment grade bond ratings provide a guide to investors in determining  the credit risk  associated  with a particular  security.  The ratings represent Fitch's  assessment of the issuer's ability to meet the  obligations  of a specific debt issue or class of debt in a timely manner.

The  rating  takes  into  consideration  special  features  of  the  issue,  its relationship  to other  obligations of the issuer,  the current and  prospective financial  condition and operating  performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch  ratings do not  reflect  any credit  enhancement  that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same  rating are of similar  but not  necessarily  identical
credit  quality  since  the  rating   categories  do  not  fully  reflect  small
differences in the degrees of credit risk.

Fitch  ratings  are not  recommendations  to buy,  sell,  or hold any  security.
ratings do not comment on the adequacy of market price,  the  suitability of any security for a particular  investor,  or the tax-exempt  nature or taxability of payments made in respect of any security.

Fitch ratings are based on information  obtained from issuers,  other  obligors, underwriters,  their  experts,  and other sources Fitch believes to be reliable.
Fitch  does not  audit or  verify  the truth or  accuracy  of such  information.
Ratings may be changed,  suspended,  or  withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA  Bonds  considered  to be  investment  grade  and  representing  the  lowest expectation  of  credit  risk.  The  obligor  has an  exceptionally  strong capacity for timely  payment of financial  commitments,  a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA   Bonds  considered to be investment  grade and of very high credit  quality.
     This  rating  indicates  a very  strong  capacity  for  timely  payment  of financial commitments,  a capacity that is not significantly  vulnerable to foreseeable events.

                                      A-3

A    Bonds  considered to be investment grade and represent a low expectation of credit risk. This rating  indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB  Bonds  considered to be in the lowest  investment  grade and indicates that there is currently low  expectation of credit risk. The capacity for timely payment of  financial  commitments  is  considered  adequate,  but  adverse changes in economic  conditions and circumstances are more likely to impair this capacity.

BB   Bonds are  considered  speculative.  This rating  indicates that there is a possibility  of  credit  risk  developing,  particularly  as the  result of
     adverse  economic  changes  over  time;  however,   business  or  financial
     alternatives  may be available to allow  financial  commitments  to be met.
     Securities rated in this category are not investment grade.

B    Bonds  are  considered  highly  speculative.  This  rating  indicates  that significant credit risk is present, but a limited margin of safety remains.
     Financial  commitments  are  currently  being met;  however,  capacity  for continued  payment is contingent upon a sustained,  favorable  business and economic environment.

CCC, Bonds are  considered a high default risk.  Default is a real  possibility.
CC   Capacity  for  meeting   financial   commitments  is  solely  reliant  upon
and  sustained,  favorable  business  or  economic  developments.  A `CC' rating
C    indicates  that default of some kind appears  probable.  `C' rating signals imminent default.

DDD, Bonds are in default.  Such bonds are not meeting  current  obligations and
DD   are  extremely  speculative.  `DDD'  designates  the highest  potential for and  recovery  of  amounts  outstanding  on  any  securities  involved  and  `D'
D    represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard  & Poor's  commercial  paper  rating is a current  assessment  of the likelihood  of timely  payment of debt  considered  short-term  in the  relevant market.

Ratings are graded into several  categories,  ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1  This highest category  indicates that the degree of safety regarding timely payment is strong.  Those issues  determined  to possess  extremely  strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory.  However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3  Issues carrying this designation have adequate capacity for timely payment.
     They are,  however,  more  vulnerable to the adverse  effects of changes in circumstances than obligations carrying the higher designations.

B    Issues  rated `B' are  regarded as having  only  speculative  capacity  for timely payment.

C    This  rating is assigned  to  short-term  debt  obligations  with  doubtful capacity for payment.

D    Debt rated `D' is in payment default.  the `D' rating category is used when interest payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grade period.

                                      A-4

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes.  Notes  maturing  in three  years or less will  likely  receive a note rating.  Notes maturing  beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     1.   Amortization  schedule  - the larger the final  maturity  relative  to other  maturities,  the more  likely  the issue is to be  treated as a note.

     2.   Source of  payment - the more the issue  depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong  capacity to pay  principal  and  interest are given a plus (+)
     designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability  to adverse  financial and economic  changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's  short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless  explicitly noted.  Moody's employs the following three designations,  all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting  institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be  evidenced  by the  following  characteristics:  (I) leading  market positions  in well  established  industries,  (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset  protection,  (IV) broad  margins in  earnings  coverage of fixed  financial  charges  and  high  internal  cash  generation,  and (V)  well established  access to a range of  financial  markets  and  assured  sources  of alternative liquidity.

Issuers rated Prime-2 (or supporting  institutions)  have a strong  capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the  characteristics  cited above,  but to a lesser degree.  Earnings trends and  coverage  ratios,  while sound,  will be more subject to  variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting  institutions) have an acceptable  capacity for  repayment  of  short-term  promissory  obligations.  The effect of industry characteristics  and market  composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements  and may  require  relatively  high  financial  leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                                      A-5

                              MOODY'S NOTE RATINGS

MIG  1/VMIG 1 This  designation  denotes best quality.  There is present  strong protection  by  established  cash  flows,  superior  liquidity  support  or demonstrated broad based access to the market for refinancing.

MIG  2/VMIG 2 This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG  3/VMIG 3 This designation denotes favorable quality.  All security elements are  accounted  for but there is lacking  the  undeniable  strength  of the preceding  grades.  Liquidity  and cash flow  protection  may be narrow and market access for refinancing is likely to be less well established.

MIG  4/VMIG 4 This designation  denotes adequate  quality.  Protection  commonly regarded as required of an investment  security is present and although not distinctly or predominantly speculative, there is specific risk.

SG   This  designation  denotes  speculative  quality.  Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's  short-term ratings apply to debt obligations that are payable on demand or have original  maturities of up to three years,  including  commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The  short-term  rating places greater  emphasis than a long-term  rating on the existence of liquidity  necessary to meet the issuer's  obligations  in a timely manner.

     F-1+ Exceptionally  strong credit quality.  Issues assigned this rating are regarded  as having  the  strongest  degree of  assurance  for  timely payment.

     F-1  Very strong credit  quality.  Issues  assigned this rating  reflect an assurance of timely  payment only  slightly less in degree than issues rated F-1+.

     F-2  Good credit  quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                      A-6

                                   APPENDIX B

                       PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST

GENERAL

     The Boards of Trustees of the Funds has confirmed the continued  delegation of the  authority  to  vote  proxies  relating  to the  securities  held  in the portfolios of the Funds to the Fund's investment adviser or sub-adviser,  as the case may be,  after each such Board  reviewed  and  considered  the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

     The Gartmore  Mutual Fund Capital Trust.  (hereinafter  "Gartmore"),  is an investment  adviser that is  registered  with the U.S.  Securities  and Exchange
Commission  (the "SEC")  pursuant to the  Investment  Advisers  Act of 1940,  as amended (the "Advisers Act").  Gartmore provides investment advisory services to various  types of clients,  including  registered  and  unregistered  investment companies,  collective trusts,  institutional separate accounts,  wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA
plans,   state-sponsored  funds,  managed  separate  accounts,  and  individuals
(hereinafter referred to collectively as the "Clients").

     Voting proxies that are received in connection  with  underlying  portfolio securities held by Clients is an important  element of the portfolio  management services that Gartmore performs for Clients.  Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic  interests of advisory clients;  and (ii)
that avoid the  influence  of conflicts  of  interest.  To implement  this goal,
Gartmore  has adopted  proxy  voting  guidelines  (the  "Gartmore  Proxy  Voting
Guidelines")  to  assist  Gartmore  in  making  proxy  voting  decisions  and in developing  procedures for effecting those decisions.  The Gartmore Proxy Voting
Guidelines  are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

     The Gartmore  Proxy Voting  Policies  address a wide variety of  individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation,  reorganizations,  mergers, and various shareholder proposals. The proxy voting records of the Funds will be available to shareholders on the SEC's website beginning September, 2004.

HOW PROXIES ARE VOTED

     Gartmore has delegated to Institutional  Shareholder  Services ("ISS"),  an
independent  service  provider,  the  administration  of proxy voting for Client portfolio securities directly managed by Gartmore.  ISS, a Delaware corporation, provides  proxy-voting  services  to many asset  managers on a global  basis.  A committee  of  Gartmore  personnel  has  reviewed,  and will  continue to review annually,  Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

     Specifically,  ISS  assists  Gartmore  in the proxy  voting  and  corporate governance  oversight  process by developing  and updating the "ISS Proxy Voting
Guidelines,"  which are incorporated into the Gartmore Proxy Voting  Guidelines, and  by  providing  research  and  analysis,  recommendations  regarding  votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based  principally  on the view that the services that
ISS provides,  subject to oversight by Gartmore,  generally will result in proxy voting  decisions which serve the best economic  interests of Clients.  Gartmore has reviewed,  analyzed, and determined that the ISS Proxy Voting Guidelines are consistent  with the views of Gartmore on the various types of proxy  proposals.
When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not  provide  a  recommendation:  (i) ISS will  notify  Gartmore;  and (ii)
Gartmore will use its best judgment in voting  proxies on behalf of the Clients.
A summary of the ISS Proxy Voting Guidelines is set forth below.

                                      B-1

CONFLICTS OF INTEREST

     Gartmore and Gartmore's  subsidiaries do not engage in investment  banking, administration  or  management  of  corporate  retirement  plans,  or any  other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy
Voting Guidelines,  Gartmore generally does not make an actual  determination of how to vote a particular proxy, and,  therefore,  proxies voted on behalf of the
Clients do not reflect any  conflict of  interest.  Nevertheless,  the  Gartmore
Proxy Voting  Guidelines  address the possibility of such a conflict of interest arising.

     The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest  between the interests of a Client and those of
Gartmore  (or  between  a  Client  and  those of any of  Gartmore's  affiliates, including Gartmore Distribution Services, Inc., and Nationwide),  then the proxy should be voted  strictly  in  conformity  with the  recommendation  of ISS.  To monitor  compliance  with this policy,  any proposed or actual  deviation from a recommendation  of ISS must be reported to the chief counsel for  Gartmore.  The chief counsel for Gartmore then will provide  guidance  concerning  the proposed deviation and whether a deviation  presents any potential  conflict of interest.
If Gartmore then casts a proxy vote that  deviates  from an ISS  recommendation, the affected  Client (or other  appropriate  Client  authority)  will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

     Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which
Gartmore will not process a proxy because it is  impractical or too expensive to do so. For  example,  Gartmore  will not  process a proxy in  connection  with a foreign  security if the cost of voting a foreign proxy outweighs the benefit of voting the  foreign  proxy,  when  Gartmore  has not been given  enough  time to process the vote, or when a sell order for the foreign  security is  outstanding and proxy voting would impede the sale of the foreign security.  Also,  Gartmore generally  will not seek to recall  the  securities  on loan for the  purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

     For  any  Fund,  or  portion  of a  Fund  that  is  directly  managed  by a sub-adviser  (other than  Gartmore),  the Trustees of the Fund and Gartmore have delegated  proxy voting  authority to that  sub-adviser.  Each  sub-adviser  has provided  its proxy  voting  policies  to the Board of  Trustees of the Fund and
Gartmore  for their  respective  review  and these  proxy  voting  policies  are described  below.  Each  sub-adviser  is required (1) to represent  quarterly to
Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in  accordance  with the  sub-adviser's  proxy  voting  policies  as provided to
Gartmore  and (2) to confirm  that there  have been no  material  changes to the sub-adviser's proxy voting policies.

INSTITUTIONAL SHAREHOLDER SERVICES ("ISS")

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the
following  factors:   independence  of  the  board  and  key  board  committees, attendance at board meetings, corporate governance

                                      B-2

provisions and takeover activity, long-term company performance,  responsiveness to  shareholder  proposals,  any  egregious  board  actions,  and any  excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR  proposals  to repeal  classified  boards  and to elect  all  directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder  proposals requiring that the positions of chairman and CEO be held  separately.  Because some companies have governance structures in place that  counterbalance  a combined  position,  certain factors should be taken into  account  in  determining  whether  the  proposal  warrants support.  These  factors  include  the  presence of a lead  director,  board and committee independence,  governance guidelines,  company performance, and annual review by outside directors of CEO pay.

MAJORITY  OF  INDEPENDENT   DIRECTORS/ESTABLISHMENT   OF  COMMITTEES   VOTE  FOR
SHAREHOLDER PROPOSALS ASKING THAT A MAJORITY OR MORE OF DIRECTORS BE INDEPENDENT
UNLESS THE BOARD  COMPOSITION  ALREADY  MEETS THE  PROPOSED  THRESHOLD  BY ISS'S
DEFINITION OF INDEPENDENCE.

VOTE FOR SHAREHOLDER  PROPOSALS  ASKING THAT BOARD AUDIT,  COMPENSATION,  AND/OR
NOMINATING  COMMITTEES ARE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY
CURRENTLY DO NOT MEET THAT STANDARD.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to take action by written consent.

Vote FOR  proposals  to allow  or make  easier  shareholder  action  by  written consent.

Shareholder Ability to Call Special Meetings
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special meetings.

Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit  cumulative  voting on a CASE-BY-CASE  basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder  proposals  requesting that corporations adopt confidential voting,  use  independent  vote  tabulators  and use  independent  inspectors of election,  as long as the proposal  includes a provision  for proxy  contests as follows: In the case of a contested election,  management should be permitted to request that the dissident group honor its  confidential  voting policy.  If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

                                      B-3

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested  election of directors  must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's  track record,  qualifications  of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote  CASE-BY-CASE.  Where ISS  recommends in favor of the  dissidents,  we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder  proposals that ask a company to submit its poison pill for shareholder  ratification.  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's  poison pill and  management  proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness  opinion,  pricing,  strategic  rationale,  and the  negotiating process.

7.   REINCORPORATION PROPOSALS

PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION  SHOULD BE EVALUATED ON A
CASE-BY-CASE  BASIS,  GIVING  CONSIDERATION  TO  BOTH  FINANCIAL  AND  CORPORATE
GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING,  A COMPARISON OF
THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR
REINCORPORATION  WHEN THE  ECONOMIC  FACTORS  OUTWEIGH  ANY  NEUTRAL OR NEGATIVE
GOVERNANCE CHANGES.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals  to increase the number of shares of common stock  authorized for issuance are determined on a CASE-BY-CASE  basis using a model  developed by
ISS.

Vote AGAINST  proposals at  companies  with  dual-class  capital  structures  to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve  increases  beyond the  allowable  increase when a company's  shares are in danger of being  delisted or if a company's  ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting  common stock if:

     o    It is intended for  financing  purposes with minimal or no dilution to current shareholders
     o    It is not  designed  to  preserve  the  voting  power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation  plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of  shareholder  wealth  (the dollar cost of pay plans to  shareholders instead  of  simply  focusing  on voting  power  dilution).  Using the  expanded compensation data disclosed

                                      B-4

under the SEC's rules,  ISS will value every award type. ISS will include in its analyses an  estimated  dollar  cost for the  proposed  plan and all  continuing plans. This cost, dilution to shareholders'  equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.  Once ISS  determines  the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly  permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management  proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns
     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option
     o    Exercise price
     o    Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee  stock  purchase  plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite  conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a  CASE-BY-CASE  basis for all  other  shareholder  proposals  regarding executive and director pay, taking into account company  performance,  pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment  and energy,  general  corporate  issues,  labor standards and human rights, military business, and workplace diversity.

In general,  vote  CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations  focuses on how the proposal will enhance the economic value of the company.

                                      B-5

                                   APPENDIX C

                                PORTFOLIO MANAGER

INVESTMENTS IN THE FUND

Name of Portfolio Manager   Fund Name                             Dollar Range of Investments in the
                                                                  Fund

[William Miller]            Gartmore Optimal Allocations Fund:    None
[need full legal name]      Defensive

DESCRIPTION OF COMPENSATION STRUCTURE

Gartmore Mutual Funds Capital Trust ("Gartmore"):

     Gartmore  uses a  compensation  structure  that is  designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio  responsibilities and the total return  performance of mutual funds, other managed pooled vehicles and  managed  separate  accounts  over  which they have  responsibility,  versus appropriate  peer  groups and  benchmarks.  Portfolio  manager  compensation  is reviewed  annually and may be modified at any time as  appropriate to adjust the factors used to determine bonuses or other compensation components.

     Each  portfolio  manager is paid a base  salary that  Gartmore  believes is industry  competitive  in  light  of  the  portfolio  manager's  experience  and responsibility.  In addition,  each portfolio  manager is eligible to receive an annual cash bonus that is derived from both  quantitative  and  non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of Gartmore or its parent company. The performance of the investment companies and other  accounts  each  portfolio  manager  manages has a paramount impact on such person's  compensation.  For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared  to each such  fund's or  account's  stated  benchmark  index.  Pre-tax investment  performance  of most fixed  income  portfolio  managers  is measured against a fund's stated  benchmark over various time periods (e.g.,  on a one or three year  basis,  etc.).  Additionally,  mutual fund  performance  is measured against industry peer group rankings, which may provide performance rankings for both shorter  periods as well as blended  rankings for longer term  performance.
Gartmore  uses this dual  approach in order to create  incentives  for portfolio managers to sustain  favorable  results from one year to the next, and to reward managers  for  performance  that has  improved  considerably  during  the recent period.  Less significant in annual  compensation  determinations are subjective factors as  identified  by  Gartmore's  Chief  Investment  Officer or such other managers as may be appropriate.

     The bonus determination components apply on an aggregate basis with respect
to  all  accounts  managed  by  a  particular   portfolio   manager,   including
unregistered   pooled  investment  vehicles  and  separate  investment  advisory accounts. The compensation of portfolio managers with other job responsibilities
(such as managerial, providing analytical support for other accounts, etc.) will include  consideration of the scope of such  responsibilities  and the managers'
performance  in meeting  them.  Funds and accounts  that have  performance-based
advisory  fees  are  not  accorded  disproportionate   weightings  in  measuring
aggregate portfolio manager performance.

     Annual  bonuses may vary  significantly  from one year to the next based on all of these  factors.  High  performing  portfolio  managers may receive annual bonuses  that  constitute  a  substantial  portion  of  their  respective  total compensation.

     Portfolio  managers  also may be  awarded  unregistered  restricted  equity interests in a related  Gartmore  entity that  typically  vest over time and are designed to create  incentives  to retain key talent and,  with the exception of

                                      C-1

personnel of Gartmore Global  Partners  (which is based in the United  Kingdom), they are eligible to participate in a non-qualified  deferred  compensation plan sponsored by  Nationwide  Mutual Life  Insurance  Company,  Gartmore's  ultimate parent company.  Such plan affords  participating United States-based  employees the  tax  benefits  of  deferring  the  receipt  of  a  portion  of  their  cash compensation.  Portfolio  managers  also may  participate  in benefit  plans and programs available generally to all Gartmore employees.

OTHER MANAGED ACCOUNTS

The following chart  summarizes  information  regarding  accounts other than the
Fund for which the portfolio manager has day-to-day management responsibilities.
Accounts are grouped into the following three categories:  (1) mutual funds, (2)
other pooled investment vehicles and (3) other accounts.  To the extent that any of these  accounts  pay  advisory  fees  that are based on  account  performance
("performance-based   fees"),   information   on  those   accounts  is  provided
separately.

--------------------------------- --------------------------------------
                                  Number of Accounts Managed by Each
Name of Portfolio Manager         Portfolio Manager and Total Assets
                                  by Category
--------------------------------- --------------------------------------

--------------------------------- --------------------------------------
[William Miller]                  [Insert information.]
--------------------------------- --------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Gartmore Mutual Fund Capital Trust ("Gartmore"):

     It is possible that conflicts of interest may arise in connection  with the portfolio  managers'  management of the Funds on the one hand and other accounts for which the portfolio  manager is  responsible  on the other.  For example,  a portfolio manager may have conflicts of interest in allocating  management time, resources  and  investment  opportunities  among the Fund and other  accounts he advises.  In  addition,  due to  differences  in the  investment  strategies  or restrictions  between the Fund and the other accounts,  a portfolio  manager may take action with  respect to another  account that differs from the action taken with respect to the Fund.  In some cases,  another  account  managed by the same portfolio  manager  may  compensate  Gartmore  or  its  affiliate  based  on the performance  of the  portfolio  held by that  account.  The  existence of such a performance-based  fee may  create  additional  conflicts  of  interest  for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all  interested  persons.  The Trust has adopted  policies  that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures  adopted under such policies will detect each and every  situation in which a conflict arises.

                                      C-2

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Amended  and  Restated  Agreement  and  Declaration  of Trust,  amended and restated as of October 28,  2004,  of the Trust  previously  filed with the
     Trust's registration  statement on December 30, 2004 is hereby incorporated by reference.

     (1)  Amending  Resolutions  dated  September  30, 2004 to the Agreement and
          Declaration of Trust previously filed with the Trust's registration on
          February 28, 2005 are hereby incorporated by reference.

     (2)  Amending  Resolutions  dated  December  2, 2004 to the  Agreement  and
          Declaration of Trust previously filed with the Trust's registration on
          February 28, 2005 are hereby incorporated by reference.

     (3)  Amending  Resolutions  dated  January  12, 2006 to the  Agreement  and
          Declaration of Trust previously filed with the Trust's registration on
          February 28, 2006 are hereby incorporated by reference.

     (4)  Amending  Resolutions  dated  June  14,  2006  to  the  Agreement  and
          Declaration of Trust,  previously filed with the Trust's  registration statement on July 7, 2006, are hereby incorporated by reference.

(b)  Amended and Restated Bylaws amended and restated as of October 28, 2004, of the Trust,  previously  filed with the Trust's  registration  statement  on
     December 30, 2004, is hereby incorporated by reference.

(c)  Certificates  for shares are not  issued.  Articles  III,  V, and VI of the
     Amended and Restated  Agreement and  Declaration of Trust,  incorporated by reference to Exhibit (a) hereto, define rights of holders of shares.

(d)  Investment Advisory Agreements

     (1)  Investment  Advisory  Agreement  pertaining  to  series  of the  Trust currently  managed by Gartmore  Mutual Fund  Capital  Trust  ("GMFCT")
          (formerly  Villanova  Mutual Fund Capital  Trust)  dated  February 28,
          2005,  previously filed with the Trust's  registration on February 28,
          2006, is hereby incorporated by reference.

          (a)  Exhibit A to  Investment  Advisory  Agreement  amended  effective
               February 28, 2006, previously filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

          (b)  Form  of  Revised  Exhibit  A to  Investment  Advisory  Agreement
               amended  effective  September 20, 2006 adding the Gartmore Hedged
               Core Equity,  Gartmore  Small Cap Growth and  Gartmore  Small Cap
               Value Funds,  previously  filed with the Trust's  registration on
               July 7, 2006, is hereby incorporated by reference.

          (c)  Form  of  Revised  Exhibit  A to  Investment  Advisory  Agreement
               amended  effective  September 27, 2006 adding the Gartmore  Small
               Cap Core and Gartmore Market Neutral Long-Short Funds, filed with the Trust's registration on July 14, 2006, is hereby incorporated by reference.

          (d)  Form  of  Revised  Exhibit  A to  Investment  Advisory  Agreement
               amended effective  September 27, 2006 adding the Gartmore Optimal
               Allocations   Fund:   Defensive  is  filed  herewith  as  Exhibit
               23(d)(1)(d).

          (e)  Exhibit B to  Investment  Advisory  Agreement  effective  July 1,
               2005,  previously filed with the Trust's registration on February
               28, 2006, is hereby incorporated by reference.

     (2)  Investment  Advisory  Agreement  pertaining to the series of the Trust managed by Gartmore  Morley Capital  Management,  Inc.  ("GMCM") dated
          February 28, 2005,  previously filed with the Trust's  registration on
          February 28, 2006, is hereby incorporated by reference.

          (a)  Exhibit A to  Investment  Advisory  Agreement  amended  effective
               February 28, 2006, previously filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

     (3)  Investment  Advisory  Agreement  between the Trust and Gartmore Global
          Asset Management  Trust ("GGAMT") dated February 28, 2005,  previously filed with the Trust's  registration  on February 28, 2006,  is hereby incorporated by reference.

          (a)  Exhibit A to  Investment  Advisory  Agreement  amended  effective
               February 28,  previously  filed with the Trust's  registration on
               February 28, 2006, is hereby incorporated by reference.

          (b)  Exhibit B to  Investment  Advisory  Agreement  effective  July 1,
               2005,  previously filed with the Trust's registration on February
               28, 2006, is hereby incorporated by reference.

     (4)  Subadvisory Agreements.

          (a)  Subadvisory  Agreement  pertaining to certain series of the Trust between  GMFCT  and Fund  Asset  Management,  L.P.  for S & P 500
               Index,  Gartmore Small Cap Index,  Gartmore Mid Cap Market Index,
               Gartmore  International Index and Gartmore Bond Index Funds dated
               February 28, 2005, previously filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

          (b)  Subadvisory  Agreement  pertaining to certain series of the Trust between GMFCT and NorthPointe Capital, LLC for the Gartmore Large
               Cap Value (formerly, the Prestige Large Cap Value Fund), Gartmore
               Value Opportunities,  NorthPointe Small Cap Value and NorthPointe
               Small Cap Growth Funds dated February 28, 2005,  previously filed with the Trust's  registration  on February 28,  2006,  is hereby incorporated by reference.

          (c)  Subadvisory  Agreement  pertaining to certain series of the Trust between  GGAMT and  Gartmore  Global  Partners  for the  Gartmore
               Emerging  Markets,   Gartmore   International  Growth,   Gartmore
               Worldwide Leaders  (formerly,  the Gartmore Global Leaders Fund),
               Gartmore European Leaders (formerly, the Gartmore European Growth
               Fund),  Gartmore  OTC,  Gartmore Asia Pacific  Leaders,  Gartmore
               Global  Financial  Services and Gartmore  Global  Utilities Funds
               dated  February  28,  2005,  previously  filed  with the  Trust's registration  on February 28,  2006,  is hereby  incorporated  by reference.

               (i)  Exhibit  A  to  Subadvisory   Agreement   amended  effective
                    February  28,  2006,   previously  filed  with  the  Trust's
                    registration on February 28, 2006, is hereby incorporated by reference.

               (ii) Exhibit B to Subadvisory  Agreement  effective July 1, 2005, previously  filed with the Trust's  registration on February
                    28, 2006, is hereby incorporated by reference.

          (d)  Subadvisory  Agreement  pertaining to certain series of the Trust between  GGAMT and  Gartmore  Global  Partners  for the  Gartmore
               Global Natural Resources and Gartmore China  Opportunities  Funds
               dated  February  28,  2005,  previously  filed  with the  Trust's registration  on February 28,  2006,  is hereby  incorporated  by reference.

               (i)  Exhibit B to Subadvisory  Agreement  effective July 1, 2005, previously  filed with the Trust's  registration on February
                    28, 2006, is hereby incorporated by reference.

(e)  (1) Underwriting  Agreement dated February 28, 2005,  previously filed with the Trust's  registration  on February 28, 2006, is hereby  incorporated by reference.

          (a)  Schedule A to Underwriting  Agreement amended effective September
               20, 2006,  previously filed with the Trust's registration on July
               7, 2006, is hereby incorporated by reference.

     (2)  Model Dealer Agreement  previously filed with the Trust's Registration
          Statement on December 28, 2004 is hereby incorporated by reference.

          (a)  Form of  Amendment to Dealer  Agreement  dated as of February 28,
               2005, previously filed with the Trust's Registration Statement on
               February 28, 2005, is hereby incorporated by reference.

(f)  Not applicable.

(g)  Custodian Agreement

     (1)  Custody  Agreement  dated  April 4,  2003,  Fund  list  amended  as of
          December  29,  2004,  between  the  Trust  and  JPMorgan  Chase  Bank, previously filed with the Trust's  Registration  Statement on February
          28, 2005, is hereby incorporated by reference.

          (a)  Fund List to Global Custody Agreement between JPMorgan Chase Bank and  Gartmore  Mutual Funds  effective as of September  20, 2006, previously  filed with the Trust's  registration on July 7, 2006, is hereby incorporated by reference.

     (2)  Waiver to Global  Custody  Agreement  dated as of February  28,  2005, between the Trust and JP Morgan Chase Bank  previously  filed with the
          Trust's  registration  on February 28, 2006 is hereby  incorporated by reference.

     (3)  Cash Trade Execution Rider dated April 4, 2003,  previously filed with the Trust's  registration on February 28, 2006, is hereby incorporated by reference.

(h)  (1) Fund  Administration  and Transfer Agency Agreement  between the Trust,
     Gartmore SA Capital Trust and Gartmore Investor Services,  Inc., as amended
     and  restated   January  1,  2005,   previously   filed  with  the  Trust's
     Registration  Statement  on December 28, 2004,  is hereby  incorporated  by reference.

          (a)  Amendment  to  Amended  and  Restated  Fund   Administration  and
               Transfer Agency Agreement between the Trust,  Gartmore SA Capital
               Trust and  Gartmore  Investor  Services,  Inc.,  effective  as of
               February  28,  2005  and   previously   filed  with  the  Trust's
               registration  on  February  28,  2006 is hereby  incorporated  by reference.

          (b)  Revised  Exhibit C to Fund  Administration  and  Transfer  Agency
               Agreement amended effective September 20, 2006,  previously filed with  the  Trust's  registration  on  July  7,  2006,  is  hereby incorporated by reference.

     (2)  (a)   Administrative   Services  Plan  effective  February  28,  2005,
          previously  filed with the Trust's  registration  on July 7, 2006,  is hereby incorporated by reference.

          (i)  Exhibit  A to  Administrative  Services  Plan  amended  effective
               September   20,   2006,   previously   filed  with  the   Trust's
               registration   on  July  7,  2006,  is  hereby   incorporated  by
               reference.

          (b)  Servicing  Agreement to Administrative  Services Plan ("Servicing
               Agreement")  dated May 9, 1998 previously  filed with the Trust's
               Registration Statement on January 5, 1999, is hereby incorporated by reference.

          (c)  Form of Amendment to Servicing Agreement dated February 28, 2005, previously  filed  with the  Trust's  Registration  Statement  on
               February 28, 2005, is hereby incorporated by reference.

     (3)  Expense  Limitation  Agreement  between the Trust and Gartmore  Mutual
          Fund Capital Trust ("GMFCT")  relating to the Gartmore Mid Cap Growth,
          Gartmore Mid Cap Growth Leaders, Gartmore Convertible,  Gartmore Money
          Market,  Gartmore  Small Cap Leaders,  Gartmore  China  Opportunities,
          Gartmore  Global  Natural  Resources and each of the Gartmore  Optimal
          Allocations Funds effective  February 28, 2005,  previously filed with the Trust's  registration on February 28, 2006 is hereby  incorporated by reference.

          (a)  Form  of  Exhibit  A  to  Expense  Limitation  Agreement  amended effective  September 20, 2006 to incorporate  the Gartmore Hedged
               Core Equity,  Gartmore  Small Cap Growth and  Gartmore  Small Cap
               Value Funds,  previously  filed with the Trust's  registration on
               July 7, 2006, is hereby incorporated by reference.

          (b)  Form of Revised Exhibit A to Expense Limitation Agreement amended effective  September 27, 2006 to  incorporate  the Gartmore Small
               Cap Core and Gartmore Market Neutral  Long-Short Funds previously filed with the Trust's  registration  on July 14, 2006, is hereby incorporated by reference.

          (c)  Form of Revised Exhibit A to Expense Limitation Agreement amended effective  September 27, 2006 to incorporate the Gartmore Optimal
               Allocations   Fund:   Defensive  is  filed  herewith  as  Exhibit
               23(h)(3)(c).

     (4)  Expense  Limitation  Agreement  between the Trust and Gartmore  Morley
          Capital  Management,  Inc.  ("GMCM")  relating to the Gartmore  Morley
          Enhanced  Income Fund effective  February 28, 2005,  previously  filed with  the  Trust's  registration  on  February  28,  2006,  is  hereby incorporated by reference.

          (a)  Exhibit  A to  Expense  Limitation  Agreement  amended  effective
               February 28, 2006, previously filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

     (5)  Expense  Limitation  Agreement  between the Trust and GMCM relating to the Gartmore  Short  Duration Bond Fund  effective  February 28, 2005, previously  filed with the Trust's  registration on February 28, 2006, is hereby incorporated by reference.

     (6)  Expense  Limitation  Agreement between the Trust and GMFCT relating to the Gartmore  Large Cap Value,  Gartmore  Small Cap,  Gartmore  Global
          Technology  and  Communications,   Gartmore  Global  Health  Sciences,
          NorthPointe Small Cap Value,  Gartmore Value  Opportunities,  Gartmore
          High Yield Bond,  Gartmore U.S.  Growth Leaders,  Gartmore  Nationwide
          Leaders,  Gartmore Micro Cap Equity,  Gartmore S&P 500 Index, Gartmore
          Small Cap Index, Gartmore Mid Cap Market Index, Gartmore International
          Index,  Gartmore  Bond  Index and each of the Asset  Allocation  Funds effective  February  28,  2005,  previously  filed  with  the  Trust's
          registration   on  February  28,  2006,  is  hereby   incorporated  by
          reference.

          (a)  Exhibit  A to  Expense  Limitation  Agreement  amended  effective
               February 28,  previously  filed with the Trust's  registration on
               February 28, 2006, is hereby incorporated by reference.

     (7)  Expense  Limitation  Agreement between the Trust and GMFCT relating to
          Gartmore U.S. Growth Leaders  Long-Short  Fund effective  February 28,
          2005,  previously filed with the Trust's  registration on February 28,
          2006, is hereby incorporated by reference.

     (8)  Expense  Limitation  Agreement  between the Trust and Gartmore  Global
          Asset  Management  Trust ("GGAMT")  relating to the Gartmore  Emerging
          Markets,  Gartmore  International Growth,  Gartmore Worldwide Leaders,
          Gartmore Global Financial Services and Gartmore Global Utilities Funds
          effective  February  28,  2005,  previously  filed  with  the  Trust's
          registration   on  February  28,  2006,  is  hereby   incorporated  by
          reference.

          (a)  Exhibit  A to  Expense  Limitation  Agreement  amended  effective
               February 28, 2006, previously filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

     (9)  Expense Limitation  Agreement between the Trust, GMFCT and NorthPointe
          Capital,  LLC  relating  to the  NorthPointe  Small  Cap  Growth  Fund
          effective   February  28,  2005  previously  filed  with  the  Trust's
          registration   on  February  28,  2006,  is  hereby   incorporated  by
          reference.

     (10) Form of  Indemnification  Agreement  between the Trust and each of its trustees and certain of its officers previously filed with the Trust's registration  statement on February 28, 2005 is hereby incorporated by reference.  Specific  agreements are between the Trust and each of the following:  Charles  E.  Allen,  Paula H. J.  Cholmondeley,  C.  Brent
          DeVore,  Phyllis Kay Dryden,  Barbara L.  Hennigar,  Paul J.  Hondros,
          Barbara I. Jacobs, Douglas F. Kridler,  Michael D. McCarthy,  Arden L.
          Shisler,  David C.  Wetmore,  Michael  A.  Krulikowski,  and Gerald J.
          Holland.

     (11) Assignment and Assumption  Agreement between Gartmore Mutual Funds, an
          Ohio  business  trust ("OBT") and Gartmore  Mutual  Funds,  a Delaware statutory trust ("DST"),  dated February 28, 2005, assigning GMF OBT's title,  rights,  interests,  benefits and privileges in and to certain contracts  listed in the Agreement,  previously filed with the Trust's
          registration   on  February  28,  2006,  is  hereby   incorporated  by
          reference.

(i)  Legal Opinion of Stradley Ronon Stevens & Young LLP,  previously filed with the Trust's  registration  on February 28, 2006, is hereby  incorporated by reference.

(j)  Consent  of  PricewaterhouseCoopers  LLP  ("PwC"),   independent  auditors,
     previously  filed with the Trust's  registration  on February 28, 2006,  is hereby incorporated by reference.

(k)  Not applicable.

(l)  Not applicable.

(m)  (1)  Distribution  Plan  under  Rule  12b-1  effective  February  28,  2005 previously  filed with the Trust's  registration  statement on February 28,
     2005 is hereby incorporated by reference.

     (2)  Form of Amended Distribution Plan under Rule 12b-1 effective September
          20,  2006,  incorporating  the Gartmore  Hedged Core Equity,  Gartmore
          Small Cap Growth and Gartmore Small Cap Value Funds,  previously filed with the Trust's  registration on July 7, 2006, is hereby incorporated by reference.

     (3)  Form of Further Amended  Distribution  Plan under Rule 12b-1 effective
          September  27, 2006,  incorporating  the  Gartmore  Small Cap Core and
          Gartmore Market Neutral  Long-Short  Funds,  previously filed with the
          Trust's  registration  on July 14,  2006,  is hereby  incorporated  by reference.

     (4)  Form of Further Amended  Distribution  Plan under Rule 12b-1 effective
          September 27, 2006,  incorporating  the Gartmore  Optimal  Allocations
          Fund: Defensive is filed herewith as Exhibit 23(m)(4).

(n)  (1) Amended 18f-3 Plan effective February 28,2005 previously filed with the
     Trust's registration  statement on February 28, 2005 is hereby incorporated by reference.

(2)  Form of Amended 18f-3 Plan effective September 20, 2006,  incorporating the
     Gartmore  Hedged Core Equity,  Gartmore Small Cap Growth and Gartmore Small
     Cap Value Funds previously  filed with the Trust's  registration on July 7,
     2006, is hereby incorporated by reference.

(3)  Form  of  Further   Amended  18f-3  Plan  effective   September  27,  2006,
     incorporating  the  Gartmore  Small Cap Core and  Gartmore  Market  Neutral
     Long-Short Funds previously filed with the Trust's registration on July 14,
     2006, is hereby incorporated by reference.

(4)  Form  of  Further   Amended  18f-3  Plan  effective   September  27,  2006,
     incorporating  the Gartmore Optimal  Allocations  Fund:  Defensive is filed herewith as Exhibit 23(n)(4).

(o)  Not applicable.

(p)  (1) Code of Ethics for Gartmore  Funds,  previously  filed with the Trust's registration on February 28, 2006, is hereby incorporated by reference.

     (2)  Code of Ethics for  Gartmore  Mutual Fund Capital  Trust,  Gartmore SA
          Capital  Trust,   NorthPointe  Capital,  LLC,  Gartmore  Global  Asset
          Management  Trust,  Gartmore  Morley  Capital  Management,   Inc.  and
          Gartmore  Trust  Company  as  initially  adopted on August 8, 2000 and amended effective July 1, 2001,  November 29, 2001,  December 31, 2001
          and February 1, 2005 previously filed with the Trust's registration on
          February 28, 2006 is hereby incorporated by reference.

     (3)  Code of Ethics for Gartmore Distribution  Services, Inc dated February
          1, 2005 previously filed with the Trust's registration on February 28,
          2006 is hereby incorporated by reference.

     (4)  (a)  Gartmore   Global  Partners  Code  of  Ethics  dated  March  2004
          previously filed with the Trust's registration on February 28, 2006 is hereby incorporated by reference.

          (b)  Gartmore Global Partners Personal Securities Trading Guidelines -
               Charlotte and New York dated March 2000 previously filed with the
               Trust's  Registration  Statement  on October  13,  2000 is hereby incorporated by reference.

          (c)  Gartmore Global Partners Personal Securities Trading Guidelines -
               London  and Tokyo  dated  March  2000  previously  filed with the
               Trust's  Registration  Statement  on October  13,  2000 is hereby incorporated by reference.

          (d)  Gartmore Global Partners  Personal Dealing  (Personal  Securities
               Transactions)  dated March 2000 previously filed with the Trust's
               Registration Statement on October 13, 2000 is hereby incorporated by reference.

(q)  (1) Power of Attorney for Charles E. Allen,  Paula H. J.  Cholmondeley,  C.
     Brent DeVore,  Robert M. Duncan,  Barbara L.  Hennigar,  Gerald J. Holland,
     Paul J. Hondros,  Thomas J. Kerr, IV, Douglas F. Kridler, Arden L. Shisler,
     and David C.  Wetmore  dated  March 13,  2003,  previously  filed  with the
     Trust's registration  statement on April 30, 2003 is hereby incorporated by reference.

     (2)  Power of Attorney for Charles E. Allen, Michael J. Baresich,  Paula H.
          J.  Cholmondeley,  C.  Brent  DeVore,  Robert M.  Duncan,  Barbara  L.
          Hennigar,  Paul J. Hondros,  Thomas J. Kerr,  IV,  Douglas F. Kridler,
          Arden L. Shisler,  David C. Wetmore and Gerald J. Holland,  Treasurer,
          previously filed with the Trust's  registration  statement on December
          30, 2004, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

The Trust has entered into indemnification  agreements with each of the trustees and certain of its officers.  The  indemnification  agreements  provide that the
Trust will  indemnify  the  indemnitee  for and against  any and all  judgments, penalties,  fines, and amounts paid in settlement, and all expenses actually and reasonably  incurred by  indemnitee  in  connection  with a proceeding  that the indemnitee  is a party to or is  threatened  to be made a party to  (other  than certain  exceptions  specified  in the  agreements),  to the maximum  extent not expressly  prohibited by Delaware law or applicable  federal  securities law and regulations  (including without limitation Section 17(h) of the 1940 Act and the rules and  regulations  issued with respect  thereto by the U.S.  Securities and
Exchange  Commission).  The Trust also will indemnify indemnitee for and against all expenses  actually and reasonably  incurred by indemnitee in connection with any proceeding to which  indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(10) above.

Insofar as  indemnification  for liability  arising under the  Securities Act of
1933 may be permitted to  directors,  officers  and  controlling  persons of the registrant pursuant to the foregoing  provisions,  or otherwise,  the registrant has been advised that in the opinion of the Securities  and Exchange  Commission such  indemnification  is against  public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)  Gartmore Mutual Fund Capital Trust, ("GMFCT"), an investment adviser of the
     Trust, also serves as investment adviser to the Gartmore Variable Insurance
     Trust. The Directors of Gartmore Global Investments, Inc., GMFCT's managing unitholder and the officers of GMFCT are as follows:

Paul J. Hondros, Director, President and Chief Executive Officer
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Chief Executive Officer and President
Gartmore Mutual Funds

Chief Executive Officer and President
Gartmore Variable Insurance Trust

Jeffrey S. Meyer, Executive Vice President and Chief Executive Officer, Europe
Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

Glenn W. Soden, Associate Vice President and Secretary
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Carol L. Dove, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Gerald J. Holland, Senior Vice President and Chief Administrative Officer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

Treasurer and Chief Financial Officer
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Michael A. Krulikowski, Vice President and Chief Compliance Officer
Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital, LLC
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Daniel J. Murphy, Assistant Treasurer
Gartmore Global Asset Management Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Eric E. Miller, Senior Vice President - Chief Legal Counsel
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

Richard Fonash, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Thomas E. Barnes, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

J. Morgan Elliott, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Alan A. Todryk, Vice President, Taxation
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Toni L. Lindsey, Assistant Vice President
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

Kevin S. Crossett,  Executive Vice President,  General Counsel, Global Legal and
Compliance
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Gerald T. Nichols, Senior Vice President, Co-Head of U.S. Fixed Income
Gartmore Global Investments, Inc.

Patrick Udovich, Senior Vice President, Human Resources
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Except as otherwise  noted,  the principal  business address of any company with which any person  specified  above is  connected  in the  capacity of  director, officer,  employee,  partner or trustee is One Nationwide Plaza, Columbus,  Ohio
43215, except for the following companies:

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.
1200 River Road, Suite 1000
Conshohocken, Pennsylvania 19428

NorthPointe Capital, LLC
Suite 745
201 West Big Beaver Road
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S. W. Meadows Road, Suite 400
Lake Oswego, Oregon 97035

(b)  GMCM serves as investment  adviser to the Gartmore Short Duration Bond Fund and Gartmore  Enhanced Income Fund. GMCM is incorporated  under the laws of the State of Oregon and is a wholly owned  indirect  subsidiary of Gartmore
     Global Investments,  Inc. To the knowledge of the investment advisor,  none of the directors or officers of GMCM,  except as set forth below, is or has been at any time  during  the past two  fiscal  years  engaged in any other business,  profession,  vocation or  employment  of a  substantial  nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore  Morley  Financial  Services,  Inc. and
     Gartmore Global  Investments,  Inc. The directors except as noted below may be contacted c/o Morley  Financial  Services,  Inc.,  5665 SW Meadows Road,
     Suite 400 Lake Oswego, Oregon 97035.

     Jill R.  Cuniff,  Managing  Director  and  Chief  Investment  Officer,  and
     Director of GMCM. Ms. Cuniff is also Managing  Director,  Chief  Investment
     Officer and Director of Gartmore Morley Financial Services, Inc.

(c)  GGAMT,  an  investment  adviser of the Trust,  also serves as an investment adviser to Gartmore  Variable  Insurance Trust. The Directors of Nationwide
     Corporation ("NC"),  GGAMT's managing unit holder and the officers of GGAMT are as follows  (see (a) above for  additional  information  on their other employment):

                                 Directors of NC
                                ----------------
     Lewis J. Alphin                                W.G. Jurgensen
     James B. Bachmann                              David O. Miller
     A. I. Bell                                     Lydia M. Marshall
     Timothy J. Corcoran                            Terry W. McClure
     Yvonne M. Curl                                 Ralph M. Paige
     Kenneth D. Davis                               James F. Patterson
     Keith E. Eckel                                 Arden L. Shisler
     Willard J. Engel                               Robert L. Stewart
     Fred C. Finney

                                Officers of GGAMT
                                ----------------
     President and Chief Executive Officer               Paul J. Hondros
     Senior Vice President, Chief Operating
       Officer, Gartmore Investments                     Thomas M. Sipp
     Vice President and Secretary                        Thomas E. Barnes
     Senior Vice President                               Eric E. Miller
     Assistant Treasurer and Vice President              Carol L. Dove
     Senior Vice President, Chief Administrative
       Officer                                           Gerald J. Holland
     Vice President and Chief Compliance Officer         Michael A. Krulikowski
     Assistant Treasurer                                 Daniel J. Murphy
     Vice President                                      Alan A. Todryk
     Vice President and Secretary                        Toni L. Linsey
     Executive Vice President and Global CIO,
       Fixed Income                                      Roger Bartley
     Executive Vice President and Head of Global
       Institutional and Alternative Investments         Charles Beazley
     Executive Vice President and Head of Retail
       and Bancassurance, Gartmore Ex-US                 Paul Feeney
     Executive Vice President and CEO Europe             Jeffrey Meyer
     Executive Vice President, Chief Legal and
       Governance Officer                                Patricia Hatler
     Executive Vice President, General Counsel
       Global Legal and Compliance                       Kevin Crossett
     Assistant Treasurer                                 J. Morgan Elliot
     Assistant Vice President, Secretary                 Glenn Soden
     Assistant Vice President, Assistant Secretary       Dean Clarke
     Senior Vice President, Human Resources U.S.         Patrick Udovich
     Senior Vice President, Human Resources,
       Gartmore Ex-US                                    Melanie Longson
     Senior Vice President and Chief Operating
       Officer, Gartmore Ex. US                          Les Aitkenled
     Senior Vice President and General Counsel,
       Gartmore Ex-US                                    Simon Martin

(d)  Information for the Subadviser of the S&P 500 Index Fund,  Nationwide Small
     Cap Index Fund,  Gartmore  Mid Cap Market Index Fund,  Gartmore  Bond Index
     Fund and Gartmore International Index Fund.

     (1)  Fund Asset  Management,  L.P.  ("FAM") acts as subadviser to the Funds listed  above  and as  adviser  or  subadviser  to a  number  of other registered investment companies.  The list required by this Item 25 of officers and directors of FAM,  together with  information as to their other  business,  profession,  vocation or employment of a substantial nature during the past two fiscal years,  is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

(e)  Information  for the  Subadviser  of the Gartmore  Emerging  Markets  Fund,
     Gartmore   International  Growth  Fund,  Gartmore  Worldwide  Leaders  Fund
     (formerly  Gartmore  Global Leaders Fund),  Gartmore Small  Companies Fund,
     Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund,
     Gartmore  Global Natural  Resources  Fund and Gartmore China  Opportunities
     Fund.

     (1)  Gartmore  Global  Partners  ("Gartmore")  acts  as  subadviser  to the
          Gartmore Emerging Markets Fund,  Gartmore  International  Growth Fund,
          Gartmore  Worldwide  Leaders Fund  (formerly  Gartmore  Global Leaders
          Fund),  Gartmore  Small  Companies  Fund,  Gartmore  Global  Financial
          Services Fund, Gartmore Global Utilities Fund, Gartmore Global Natural
          Resources  Fund  and  Gartmore  China  Opportunities  Fund  as well as adviser to certain other clients. The list required by this Item 25 of officers and directors of Gartmore,  together with  information  as to
          their  other  business,  profession,   vocation  or  employment  of  a
          substantial  nature  during the past two  years,  is  incorporated  by reference to Schedules A and D of Form ADV filed by Gartmore (SEC File
          No. 801-48811).

(f)  Information  for the Subadviser of the Gartmore Value  Opportunities  Fund,
     Gartmore  Large  Cap Value  Fund,  NorthPointe  Small  Cap  Value  Fund and
     NorthPointe Small Cap Growth Fund.

     (1)  NorthPointe  Capital,  LLC  ("NorthPointe")  acts as subadviser to the
          Gartmore  Value  Opportunities  Fund,  Gartmore  Large Cap Value Fund,
          NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund
          and separate institutional  investors.  The list required by this Item
          25 of officers and directors of NorthPointe, together with information as to their other  business,  profession,  vocation or employment of a substantial  nature  during the past two  years,  is  incorporated  by reference to Schedules A and D of Form ADV filed by  NorthPointe  (SEC
          File No. 801-57064).

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  Gartmore Distribution Services, Inc. ("GDSI"), the principal underwriter of the Registrant,  also acts as principal  underwriter for Gartmore  Variable
     Insurance Trust and Gartmore Mutual Funds II, Inc.

(b)  Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:

                                                                                         Title with
Name:                   Address:                       Title with GDSI:                  Registrant:
Paul J. Hondros         300 Barr Harbor Drive, Suite   President and Chief Executive     Chairman
                        300                            Officer
                        Conshohocken, PA  19428
Gerald J. Holland       1200 River Road                Senior Vice President, Chief      Treasurer
                        Conshohocken PA 19428          Administrative Officer
Eric E. Miller          1200 River Road                Senior Vice President, General    Secretary
                        Conshohocken PA 19428          Counsel, U.S.
Thomas M. Sipp          1200 River Road                Senior Vice President, Chief      n/a
                        Conshohocken PA 19428          Operating Officer, Gartmore
                                                       Investments

Glenn W. Soden          1200 River Road                Associate Vice President and      n/a
                        Conshohocken PA 19428          Assistant Secretary
Carol L. Dove           One Nationwide Plaza           Vice President and Assistant      n/a
                        Columbus, OH 43215             Treasurer
Daniel J. Murphy        One Nationwide Plaza           Assistant Treasurer               n/a
                        Columbus, OH 43215
Michael A. Krulikowski  1200 River Road                Vice President and                Assistant Secretary
                        Conshohocken PA 19428          Chief Compliance Officer          and Chief
                                                                                         Compliance Officer
Thomas E. Barnes        One Nationwide Plaza           Vice President and                n/a
                        Columbus, OH 43215             Secretary
Alan A. Todryk          One Nationwide Plaza           Vice President, Taxation          n/a
                        Columbus, OH 43215
Jeffery S. Meyer        1200 River Road                Executive Vice President          n/a
                        Conshohocken PA 19428
Patrick Udovich         1200 River Road                Senior Vice President, Human      n/a
                        Conshohocken, PA  19428        Resources
Kevin Crossett          1200 River Road                Executive Vice President,         n/a
                        Conshohocken, PA  19428        General Counsel, Global Legal
                                                       and Compliance
William Baltrus         1200 River Road                Vice President, Administration    n/a
                        Conshohocken, PA  19428
J. Morgan Elliott       One Nationwide Plaza           Assistant Treasurer               n/a
                        Columbus, OH 43215

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

BISYS
3435 Stelzer Road
Columbus, OH 43219

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended,  and the
Investment  Company Act of 1940, as amended,  Gartmore  Mutual Funds (a Delaware
Statutory  Trust) has duly caused this  Post-Effective  Amendment Nos. 77, 78 to the  Registration  Statement  to be  signed on its  behalf  by the  undersigned, thereunto duly  authorized,  in the City of  Conshohocken,  and  Commonwealth of
Pennsylvania, on this 14th day of July, 2006.

                                     GARTMORE MUTUAL FUNDS

                                     By:    /s/ Allan J. Oster
                                            Allan J. Oster, Attorney-In-Fact
                                            for Registrant

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933,  THIS  POST-EFFECTIVE
AMENDMENT NOS. 77, 78 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS HAS
BEEN SIGNED BELOW BY THE FOLLOWING  PERSONS IN THE  CAPACITIES  INDICATED ON THE
14th DAY OF JULY, 2006.

Signature & Title

Principal Executive Officer

/s/ Paul J. Hondros*
Paul J. Hondros, Trustee, Chief Executive Officer and President

Principal Accounting and Financial Officer

/s/ Gerald J. Holland*
Gerald J. Holland, Treasurer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore*
C. Brent Devore, Trustee

/s/ Barbara L. Hennigar*
Barbara L. Hennigar, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ Arden L. Shisler*
Arden L. Shisler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:  /s/ Allan J. Oster
      Allan J. Oster, Attorney-In-Fact

                                 EXHIBITS INDEX

                  EXHIBITS                              EXHIBIT NO.

Form of Exhibit A to Investment Advisory Agreement    EX-99(d)(1)(d)

Form of Exhibit A to Expense Limitation Agreement     EX-99(h)(3)(c)

Amended Distribution Plan                             EX-99(m)(4)

Amended 18f-3 Plan                                    EX-99(n)(4)